UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2006 - DECEMBER 31, 2006

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2006

•	Managers Value Fund

•	Managers AMG Essex Large Cap Growth Fund

•	Managers Small Company Fund

•	Managers International Equity Fund

•	Managers Emerging Markets Equity Fund

•	Managers Bond Fund

•	Managers Global Bond Fund

The Managers Funds

Annual Report – December 31, 2006

Page
LETTER TO SHAREHOLDERS	1
ABOUT YOUR FUNDS’ EXPENSES	3
INVESTMENT MANAGER’S COMMENTS AND SCHEDULES OF PORTFOLIO INVESTMENTS
Managers Value Fund	4
Managers AMG Essex Large Cap Growth Fund	9
Managers Small Company Fund	13
Managers International Equity Fund	20
Managers Emerging Markets Equity Fund	29
Managers Bond Fund	36
Managers Global Bond Fund	45
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	52
FINANCIAL STATEMENTS:
Statements of Assets and Liabilities	53
Funds’ balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount
Statements of Operations	55
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year
Statements of Changes in Net Assets	57
Detail of changes in Fund assets for the past two years
FINANCIAL HIGHLIGHTS	59
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets
NOTES TO FINANCIAL STATEMENTS	63
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
TRUSTEES AND OFFICERS	71

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholders and Clients,

We would like to thank you for the opportunity to manage your assets in 2006, and for taking time with us to take a quick glance back at last year’s investment climate.

If all we did was focus on the strong, above-average returns generated by most of the asset classes worldwide during 2006—U.S. stocks up 15.8%, non-U.S. stocks up 26.3%, real estate up 36.1%, global bonds up 6.6% (high quality U.S. bonds offered moderately below average returns of 4.3%)—we would be missing one of the most important lessons that 2006 teaches us about investing; for 2006 was a year in which investors needed to endure a period of negative returns in order to reap the benefits the full year had to offer.

Investors with classically diversified portfolios who stuck to their long-term investment plan during the past year should have been pleased with their results. Other investors who were enticed into making asset allocation and investment changes in response to short-term market movements, however, may have experienced below average portfolio results, and certainly took undue risk.

It can be tempting for investors without a solid plan to alter their asset allocations and investment approach. Coming off of three previous years of positive stock market returns, we entered 2006 with the widely reported expectation that the economy was running out of steam. Given the news media’s penchant for pessimism, we were repeatedly told to watch out for: slower economic growth, softer corporate profits, significantly higher oil prices, prospects for higher inflation, expectations for further Federal Reserve interest rate hikes, a collapse in the housing market, the negative impact of a decline in the dollar’s value and of course, a long list of geopolitical concerns. As if that wasn’t enough, the yield curve was borderline inverted, very often a signal of economic weakness.

Investors tried to shrug off this pessimism and through the early part of May the equity markets actually produced positive results. However, the headline risks finally became too much for investors to withstand and the market ran out of steam. From May 5 through June 13, the U.S. equity market declined by 4.5%, while from May 9 through June 13, non-U.S. equities fell by 12.7%, with emerging markets leading the slide down 20.5%. Meanwhile, U.S. bonds had been steadily declining with the Lehman Brothers Aggregate Index down 0.7% through the end of June. Near mid-year, it seemed that the bears were developing a stranglehold on the market. More than a few commentators were wondering what then-new Fed Chairman Dr. Bernanke was trying to accomplish. Cash seemed to be king, commodities were headed higher, and hedge funds were constantly in the news—all very enticing options for investors.

But the whole story was yet to be told. Despite the mixed macro economic news, corporate results were coming through better than many analysts had expected and companies were actually producing positive earnings surprises. In fact, 68% and 76% of S&P 500 companies produced positive earnings surprises in the first and second quarters of 2006, respectively. As the year developed,

Letter to Shareholders (continued)

even though economic factors did not dramatically improve, they did not worsen either. The Fed stopped raising rates, oil prices stopped going up (and ultimately finished the year below where they started), inflation concerns tempered, the housing market did not experience the hard landing many had feared, and the mighty consumer did not waver. In retrospect, perhaps it was going to be the soft landing that many had sought.

As more and more positive earnings results came through during the year, even against the backdrop of mixed economic news, the markets staged a broad rally. From the June 13 bottom, the S&P 500 advanced by 17.1%, while the MSCI EAFE increased 20.8%. Meanwhile, the Lehman Aggregate Bond Index advanced 5.1% during the second half of the year.

So what was the lesson to be learned from 2006? Investors who started the year with a reasonably diversified portfolio and simply maintained their long-term perspective had an above-average year and made real progress towards their financial goals. Going into 2006, and for the first part of the year, economic conditions and expectations could easily have compelled an investor to over-think and do something other than stay on plan. The market would have whipsawed these investors, resulting in poor relative returns. Having a well founded long-term plan and sticking with it can improve investors’ odds of reaching their investment goals, and it certainly helped in terms of getting the most out of 2006.

One of our foremost goals at Managers Investment Group (“Managers”) is to structure and manage mutual funds that will help our shareholders and clients become more successful at reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class or portion of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversifi ed portfolio intended to meet individual needs. Most of our Funds, therefore, are designed to be building blocks.

Managers International Equity Fund is a great example of how we structure and manage funds for our clients’ benefit. We designed the overall Fund to provide broad exposure to the world’s non-U.S. equity markets, predominately in developed markets. Considering the broad mandate, we believe the best method of accomplishing that goal is by employing a number of investment managers, each with a different focus and approach to investing in the international equity market. As a result, we have built a virtual team of three complimentary institutional investment managers. Each of these three organizations has an experienced team of accomplished professionals and deep resources. Each of them has demonstrated great success in generating attractive investment returns. Yet each has a significantly different outlook and approach to investing. Specifically, the Fund is subadvised by AllianceBernstein, Lazard Asset Management, and Wellington Management Company, whose investment approaches are “bottom-up” value-based, “top-down” thematic, and growth-oriented, respectively. By blending managers with different styles, the portfolio is not held hostage to growth, for example, being out-of-favor. The result is a Fund with expected risk that should be lower than average and that exhibits more stable performance on a relative basis. Though this Fund won’t typically attract performance chasers, it will help investors reach their fi nancial goals without having to zigzag their way through investment styles or fads and give them peace of mind that they have an elegantly diversified portfolio.

At Managers we appreciate the privilege of being part of your investment plan. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. Thank you again for the opportunity to be of service.

Respectfully,

John Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

Note: Source for all data referenced in the letter is FactSet and Russell.

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Managers Value Fund
Based on Actual Fund Return	$1,000	$1,150	$6.40
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.01
AMG Essex Large Cap Growth Fund
Based on Actual Fund Return	$1,000	$1,083	$6.56
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.36
Managers Small Company Fund
Based on Actual Fund Return	$1,000	$1,073	$7.10
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$6.92
Managers International Equity Fund
Based on Actual Fund Return	$1,000	$1,151	$7.92
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.43
Managers Emerging Markets Equity Fund
Based on Actual Fund Return	$1,000	$1,274	$10.20
Based on Hypothetical 5% Annual Return	$1,000	$1,016	$9.05
Managers Bond Fund
Based on Actual Fund Return	$1,000	$1,077	$5.18
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.04
Managers Global Bond Fund
Based on Actual Fund Return	$1,000	$1,046	$6.14
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers Value Fund

Portfolio Managers’ Comments

The Managers Value Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

The Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index, the Fund’s benchmark.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversifi cation” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversifi cation while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Armstrong Shaw Associates

Armstrong Shaw Associates, Inc. (“Armstrong Shaw”) has a disciplined, absolute value approach to the equity market. Valuations are determined using a private purchase test to determine the price that a company could bring in a sale to a sophisticated buyer, discounted cash flow analysis, and market comparables.

Armstrong Shaw invests in securities where a rigid cash fl ow or asset value analysis determines that a company’s stock is selling at a substantial discount to its intrinsic value. While the level of the overall stock market or trends in economic factors may affect the timing in which value is recognized, they are not the basis for investment. Rather, Armstrong Shaw has a classic bottom up, company-by-company view of investing.

Armstrong Shaw’s decision making process includes market screening for potential new ideas, fundamental research including financial modeling and management interviews, an in depth investment committee review, and a strict sell discipline. Idea generation begins with screening the universe for businesses that are growing earnings and generating good returns on capital, but have fallen out of favor in the market. Armstrong Shaw’s fundamental research focuses on forward and backward looking fi nancial modeling, including an analysis of the income statement, the balance sheet, and the cash fl ow statement. The investment team compares each company to its peers, the broader market, and any transactions that may have taken place in its industry. Finally, Armstrong Shaw interviews the management team. During the investment committee review, the investment team challenges the analysis and ultimately decides if the company meets the criteria to be considered for the Portfolio.

The ideal investment exhibits many of the following traits:

•	Business:

•	Defensible business franchise

•	Dominant brand names

•	Ability to generate above average returns

•	Low risk to technical obsolescence

•	Proven business model

•	Low cost provider or niche player

•	Management:

•	Track record of success

•	Insider ownership

•	Long-term incentive program aligned with the interest of shareholders

•	History of being good allocators of capital

•	Valuation:

•	Low price to cash fl ow

•	Low price to asset value

•	Solid balance sheet

•	Favorable price versus comparables in the marketplace

•	Favorable price versus recent transactions

•	Valuation check: what have buyers paid per hotel room, per subscriber, per a dollar of sales or earnings or cash flow

Armstrong Shaw’s goal is to buy good businesses, run by proven, capable managers at prices equal to or less than 70% of intrinsic value. They believe that investing in superior businesses at attractive prices will provide superior returns over time.

Portfolio Management:

•	Screens the universe of approximately 5,600 NYSE and AMEX issues and the largest NASDAQ stocks for:

•	Market caps more than $2.5 billion

•	EPS growth greater than 10%

•	Relative Price Earning multiple less than the market

•	Return on equity of 15% or greater

•	Conducts quantitative analysis by:

•	Analyzing income statement, balance sheet, and cash flow statement

•	Comparing the stock prices to cash flows, EPS, sales, etc.

•	Interviewing management team to get a better sense of strategic and fi nancial plans for the company

•	Estimating the stock’s intrinsic value and purchase stocks only when they are selling for less than 70% of the estimated intrinsic value

The investment team will make a sell decision when:

•	A price target is reached

•	Company’s fundamentals deteriorate

•	A better opportunity emerges

Additionally, a drop in price of 25% from average cost triggers an automatic review process for potential sale.

Osprey Partners Investment Management

As traditional value investors, John Liang and the investment team at Osprey Partners Investment Management, LLC (“Osprey”) seek to identify undervalued stocks with low price-to-earnings and price-to-cash fl ow ratios. At the same time, Osprey’s investment team focuses its in-depth bottom-up analysis to identify fundamentally strong, well-managed companies.

Osprey expects to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price-to-earnings ratio.

The ideal company exhibits many of the following traits:

•	Low debt-to-capital ratios

•	Low price/cash flows

•	Low price/book values

Managers Value Fund

Portfolio Managers’ Comments

Portfolio Management:

•	Screens the investment universe for companies with a market cap above $1.5 billion and a P/E ratio at least 20% less than the P/E ratio of the S&P 500:

•	Determines the strength and risks of each company’s business with:

•	Balance sheet and income statement

•	Earnings quality and sustainability

•	Profit margin trends

The investment team will make a sell decision when:

•	Stock appreciates to a predetermined price target

•	Fundamentals change

•	A better opportunity emerges

Additionally, a 20% drop relative to the market prompts an in-depth review and positions exceeding 6% of the portfolio are scaled back. The investment team tends to have an investment time horizon of 2 years or more.

THE YEAR IN REVIEW

For the year 2006, the Managers Value Fund gained 18.08% compared with a gain of 15.79% for the S&P 500.

Except for a brief panic attack in mid-2006, caused partly by fears that the new Federal Reserve Chairman, Ben Bernanke, would tighten the U.S. economy into a recession, the U.S. stock market marched steadily ahead during 2006, finishing higher than all but the most bullish of pundits expected. It wasn’t an expectations expansion, however. Rather, it was the result of a surprisingly resilient economy, continued increases in corporate profitability and a celebration of the eventual end to the Fed’s long campaign of interest rate hikes.

Contrary to most professionals’ expectations at the beginning of the year, including our own, value indexes continued to significantly outpace their growth counterparts, and small-capitalization stock indexes rose more than their large-cap counterparts. The Fund’s value orientation was beneficial throughout the year as a broad range of companies produced solid fundamental growth, but lower expectation, lower valuation stocks appreciated more.

During the generally rising first four months of the year, the Portfolio outperformed with strong contributions from Nokia, and several retailers including Dollar Tree Stores and Rent-a-Center. In addition, the Portfolio’s large financials allocation with signifi cant positions in best of breed banking and capital markets firms such as Goldman Sachs, Merrill Lynch, and Bank of America continued to advance on strong earnings that they extended throughout all of 2006. During a brief but sharp market sell-off in May through mid-July, the Portfolio generally moved with the market. However, as the market rallied off its July trough, the Fund outperformed with its core fi nancials companies again leading along with strong growth from the surprisingly resilient consumer discretionary sector. Media giant, Time Warner, finally broke out of a two and a half year holding pattern with strong results and a 36% price gain. Meanwhile, there were very few negative surprises and no signifi cant price breaks in portfolio holdings during the second half of the year.

LOOKING FORWARD

Even after the strong second half stock rally, the Fund’s subadvisors remain sanguine about their portfolios and had the following comments as we progress into 2007:

Armstrong Shaw

The economic backdrop for 2007 looks favorable as corporate profi t expansion, while moderating, is expected to continue. Real interest rates are low, employment is high and falling energy prices are offsetting a weaker housing market. Valuations are reasonable, and stocks are more attractive than bonds with the S&P 500 trading at a 6.1% earnings yield vs. a 4.7% yield for bonds. We believe that large-cap equities should do better during a decelerating economy and that the trend of large-cap outperformance is likely to persist for a few years. Interestingly, since 1945, the third year of a Presidential term has always been positive, by 18% on average. We feel that 2007 is likely to be a year of P/E expansion and that our Portfolio of high quality, large-capitalization companies with steady earnings power should be a prime beneficiary. Typically, P/E expansion coincides with slow downs in the growth of profits and the economy. Our industrial holdings are weighted toward late cycle businesses such as GE, United Technologies, and Honeywell, which should benefi t from this stage in the economic cycle. Health care and information technology offer above average opportunities and we have added to our exposure in these sectors. We have stayed true to our discipline of buying good companies, run by strong management teams at discounts to their intrinsic value. Many of the companies that we own delivered strong fundamental results but were not rewarded in the market for much of 2006. We have begun to see a change in market leadership which has resulted in better absolute and relative returns in both the fourth quarter and the beginning of 2007. We believe that we are at the beginning of a multi-year trend and that our Portfolio is poised to benefit from this change.

Osprey Partners

The third and fourth quarter rally in stocks that brought the Dow Jones and S&P 500 Indexes to record heights has resulted in stock valuations that are almost squarely in line with historical averages. Corporate profi ts, however, are fi nally beginning to slow after an unprecedented run of above average growth. For 2007, most strategists are looking for growth somewhere in the 7% - 9% range, which would be in line with the long run average of earnings growth. Assuming little or no multiple expansion it is reasonable to expect a similar 7% - 9% increase in stock prices for the year. We only wish that things were so simple.

Clouding the near term picture is the fact that the stock market appears overbought on many short-term indicators. Also, the market has not had a 10% correction in over four years representing one of the longest stretches in U.S. history. Finally, complacency seems to be ruling the day. Volatility, as measured by the VIX Index recently hit the lowest level in over a decade and market economists are nearly in universal agreement about the prospects for a soft landing in 2007. In eerie similarity, not one of the 30 leading economists polled in early 2000 forecasted a slowdown that occurred later that year. The favorite argument of market and economic bulls is that employment is historically low at 4.4% but it was even lower at 3.9% on the eve of the 2001 recession suggesting that this is a lagging

Managers Value Fund

Portfolio Managers’ Comments (continued)

rather than leading indicator at best. Finally, the best argument in favor of a bull market in 2007 is the fact that there has never been a down market in the third year of a presidential term in the last fifty years.

While all of these warning signs point to a choppy market in 2007, we nevertheless find ourselves reluctantly siding with the consensus. We continue to believe that the U.S. consumer will remain resilient given the tight labor market and falling energy prices and the current inventory problem in the housing market will ease as the year progresses. We look for a possible near term correction in equity market that will relieve overbought conditions but set the stage for a more sustained advance as the year progresses.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers Value Fund on December 31, 1996 to a $10,000 investment made in the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Value Fund and the S&P 500 Index since December 31, 1996 through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Ten Years	Inception Date
Value	18.08%	6.62%	8.71%	10/31/84
S&P 500 Index	15.79%	6.19%	8.42%

Managers Value Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Value Fund**	S&P 500 Index
Financials	31.1%	22.3%
Consumer Discretionary	15.2%	10.6%
Industrials	11.3%	10.8%
Energy	11.2%	9.8%
Information Technology	8.5%	15.1%
Health Care	8.2%	12.0%
Materials	5.7%	3.0%
Telecommunication Services	4.4%	3.5%
Utilities	1.5%	3.6%
Consumer Staples	2.2%	9.3%
Other Assets and Liabilities	0.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
American International Group, Inc.*	4.7%
Citigroup, Inc.*	4.5
Bank of America Corp.*	4.4
ChevronTexaco Corp.*	4.0
ConocoPhillips Co.*	3.3
Capital One Financial Corp.	3.2
Merrill Lynch & Co., Inc.*	3.1
Verizon Communications, Inc.*	2.4
MBIA, Inc.	2.3
Nokia Corp., Sponsored ADR*	2.2
Top Ten as a Group	34.1%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Value Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 99.3%
Consumer Discretionary - 15.2%
Abercrombie & Fitch Co.	21,000	[2]	$1,462,230
Comcast Corp., Special Class A*	41,360	[2]	1,732,157
Gannett Co., Inc.	25,200	[2]	1,523,592
Jarden Corp.*	44,900	[2]	1,562,071
Lowe’s Co., Inc.	34,040		1,060,346
Mattel, Inc.	63,400		1,436,644
Rent-A-Center, Inc.*	38,900	[2]	1,147,939
Time Warner Co., Inc.	78,700		1,714,086
Wyndham Worldwide Corp.*	21,602		691,696
Total Consumer Discretionary			12,330,761
Consumer Staples - 2.2%
CVS Corp.	56,440	[2]	1,744,560
Energy - 11.2%
Baker Hughes, Inc.	7,910	[2]	590,561
ChevronTexaco Corp.	43,600	[2]	3,205,908
ConocoPhillips Co.	37,130		2,671,504
Devon Energy Corp.	19,000	[2]	1,274,520
Transocean, Inc.*	16,300	[2]	1,318,507
Total Energy			9,061,000
Financials - 31.1%
ACE, Ltd.	28,800		1,744,416
Allstate Corp., The	10,510		684,306
American International Group, Inc.	53,620		3,842,409
Bank of America Corp.	67,000		3,577,130
Capital One Financial Corp.	33,903		2,604,428
Citigroup, Inc.	65,541		3,650,634
Fannie Mae Co.	30,100		1,787,639
MBIA, Inc.	26,000	[2]	1,899,560
Merrill Lynch & Co., Inc.	27,000		2,513,700
Morgan Stanley Co.	16,720		1,361,510
Washington Mutual, Inc.	32,400	[2]	1,473,876
Total Financials			25,139,608
Health Care - 8.2%
Abbott Laboratories Co.	24,100		1,173,911
Boston Scientific Corp.*	44,450	[2]	763,651
GlaxoSmithKline PLC, Sponsored ADR	31,000	[2]	1,635,560
McKesson Corp.	12,250	[2]	621,075
Pfizer, Inc.	68,300		1,768,970
UnitedHealth Group, Inc.	12,840		689,893
Total Health Care			6,653,060
Industrials - 11.3%
Emerson Electric Co.	13,600		599,624
Empresa Brasileira de Aeronautica, S.A.	36,600		1,516,338
General Electric Co.	41,175		1,532,122
Honeywell International, Inc.	21,100	[2]	954,564
Ingersoll-Rand Co., Class A	31,600	[2]	1,236,508
Pitney Bowes, Inc.	26,700	[2]	1,233,273
Tyco International, Ltd.	37,100		1,127,840
United Technologies Corp.	15,500		969,060
Total Industrials			9,169,329
Information Technology - 8.5%
First Data Corp.	31,420		801,838
Ingram Micro, Inc., Class A*	63,700		1,300,117
International Business Machines Corp.	9,080		882,122
Nokia Corp., Sponsored ADR	88,000		1,788,160
Symantec Corp.*	51,900	[2]	1,082,115
Xerox Corp.*	61,010		1,034,120
Total Information Technology			6,888,472
Materials - 5.7%
Cemex SA de CV*	31,190		1,056,717
Dow Chemical Co.	20,000		798,800
E.I. du Pont de Nemours & Co., Inc.	31,000	[2]	1,510,010
PPG Industries, Inc.	19,500		1,252,095
Total Materials			4,617,622
Telecommunication Services - 4.4%
Sprint Corp.	82,637		1,561,013
Verizon Communications, Inc.	53,000		1,973,720
Total Telecommunication Services			3,534,733
Utilities - 1.5%
Exelon Corp.	19,100		1,182,099
Total Common Stocks (cost $ 61,454,223)			80,321,244
Other Investment Companies - 23.2%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	18,027,521		18,027,521
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	758,054		758,054
Total Other Investment Companies (cost $18,785,575)			18,785,575
Total Investments - 122.5% (cost $80,239,798)			99,106,819
Other Assets, less Liabilities - (22.5)%			(18,190,510)
Net Assets - 100%			$80,916,309

The accompanying notes are an integral part of these financial statements.

Managers AMG Essex Large Cap Fund

Portfolio Manager’s Comments

For the year ended December 31, 2006, the Managers AMG Essex Large Cap Growth Fund (formerly Managers Capital Appreciation Fund) (the “Fund”) gained 4.96%, underperforming the S&P 500 Index, which returned 15.79%.

Falling oil prices, an explosion in merger activity, and easing bond yields created supportive conditions for most equity types in 2006. Growth stocks of all sizes enjoyed a healthy rebound in the fourth quarter, yet trailed their value counterparts for the year. Overall, 2006 proved to be a difficult year for the Fund. Energy and financial services stocks were the top contributors to Fund performance over the course of the year. However, our most heavily weighted sectors, consumer, health care, and technology, were detractors to performance in the Fund.

Consumer related stocks, including consumer electronics and gaming companies were overall detractors to performance for the year. We maintained a cautious view on the consumer sector throughout the year, as we have maintained for some time the thesis that earnings for companies in this area are vulnerable to a housing slowdown. We reduced our exposure to hotel and gaming companies at the end of the year as we believe earnings are set to slow in 2007. Yahoo! was the primary underperformer in the sector, largely suffering as a result of a deferral of the rollout of its key new search monetization platform. There were a few standout performers in the consumer discretionary sector for the year including Google, DreamWorks Animation, and Staples.

The health care sector experienced a difficult start to 2006 with most segments lagging the broader market. A disappointing fourth quarter contributed to the negative relative performance for the year. However, we continue to look to this industry to offer substantial appreciation potential in the year ahead and further increased our generally overweighted positions. Our primary focus remains on companies in the biotechnology and specialty pharmaceutical areas. The Portfolio had positive contributions by stocks in a variety of areas, notably Gilead Sciences and Shire PLC in drug and pharmaceuticals, and Celgene in biotechnology research and production. Notable underperformers for the year were Teva Pharmaceuticals, UnitedHealth Group, and Omnicare.

The Portfolio maintained a relative underweight to technology throughout the year. However, in the fourth quarter, we increased our overall weighting within technology, believing that capital spending in general should expand further in 2007 with IT spending budgets in particular to benefit. Given the disappointing performance in the middle of the year, the technology sector was a detractor to performance for 2006. Semiconductor companies such as Marvell Technology Group significantly underperformed for the year. In contrast, several of our software and communication equipment investments experienced strong relative returns, including BEA Systems and Brocade Communications. The Fund’s storage related holdings, Network Appliance and Seagate Technology, both performed very well for the year.

Despite a rather volatile start to the year for energy stocks, the sector was a positive contributor to performance for the year. We significantly reduced our energy weight due to our belief that high oil and natural gas prices were vulnerable to a correction. Currently, we retain slightly overweighted positions in energy with an emphasis on the services and equipment companies. We believe these companies will help solve the supply issue through new processes and technologies. While the short- to intermediate-term outlook is uncertain, longer term, we see no let up in the worldwide demand for oil and gas, which coupled with supply constraints, should keep energy prices elevated for several years. ENSCO International, an exploration and production company, and Schlumberger, a services and equipment company were the strongest performers for the year.

Outlook:

The year 2006 was noted for its pronounced sector rotation with few consistent trends or themes. The U.S. economy is entering a phase of slower yet sustainable growth, setting the stage for a further easing of inflation expectations and potentially Federal Reserve policy. We remain confident in our thesis that moderating economic activity will provide a more suitable environment for growth stocks of all sizes. As overall earnings slow to a sustainable pace, we believe investors will become increasingly selective and gravitate towards companies with consistently superior earnings growth. We have not wavered from our philosophy of early identification of growth wherever growth exists and believe that it will be rewarded in the year ahead.

Cumulative Total Return Performance

Managers AMG Essex Large Cap Growth’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers AMG Essex Large Cap Growth Fund on December 31, 1996, to a $10,000 investment made in the S&P 500 for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of

Managers AMG Essex Large Cap Fund

Portfolio Manager’s Comments (continued)

shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers AMG Essex Large Cap Growth Fund and the S&P 500 Index since December 31, 1996 through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Ten Years	Inception Date
Managers AMG Essex Large Cap Growth Fund	4.96%	-0.08%	6.69%	6/1/84
S&P 500 Index	15.79%	6.19%	8.42%

Managers AMG Essex Large Cap Growth Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers AMG Essex Large Cap Growth Fund**	S&P 500 Index
Information Technology	27.3%	15.1%
Health Care	24.9%	12.0%
Industrials	13.9%	10.8%
Consumer Discretionary	9.0%	10.6%
Financials	8.4%	22.3%
Consumer Staples	6.5%	9.3%
Energy	5.2%	9.8%
Telecommunication Services	3.5%	3.5%
Materials	1.0%	3.0%
Other Assets and Liabilities	0.3%	3.6%

Top Ten Holdings

Security Name	Percentage of Net Assets
General Electric Co.*	4.3%
Gilead Sciences, Inc.*	3.6
Yahoo!, Inc.*	3.5
Google, Inc.*	3.3
Merrill Lynch & Co., Inc.	3.1
Brocade Communication Systems, Inc.	3.0
Network Appliance, Inc.	2.9
Genentech, Inc.*	2.9
Procter & Gamble Co.*	2.8
Seagate Technology, Inc.	2.8
Top Ten as a Group	32.2%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Essex Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 99.7%
Consumer Discretionary - 9.0%
Comcast Corp., Class A*	32,046	[2]	$1,356,507
DreamWorks Animation SKG, Inc.*	51,911	[2]	1,530,855
Laureate Education, Inc.*	18,996	[2]	923,775
McGraw-Hill Companies, Inc., The	10,999	[2]	748,152
Staples, Inc.	52,588		1,404,100
Total Consumer Discretionary			5,963,389
Consumer Staples - 6.5%
PepsiCo, Inc.	25,132		1,572,007
Procter & Gamble Co.	28,575		1,836,515
Wal-Mart Stores, Inc.	18,162		838,721
Total Consumer Staples			4,247,243
Energy - 5.2%
Schlumberger, Ltd.	19,901		1,256,947
Southwestern Energy*	27,249	[2]	955,078
Weatherford International, Ltd.*	29,221	[2]	1,221,147
Total Energy			3,433,172
Financials - 8.4%
American International Group, Inc.	20,546		1,472,326
CB Richard Ellis Group, Inc.*	38,012		1,261,998
Goldman Sachs Group, Inc.	3,662		730,020
Merrill Lynch & Co., Inc.	22,275		2,073,802
Total Financials			5,538,146
Health Care - 24.9%
Alcon, Inc.	13,755	[2]	1,537,396
Amgen, Inc.*	20,534		1,402,678
Baxter International, Inc.	22,077		1,024,152
Celgene Corp.*	17,987	[2]	1,034,792
Genentech, Inc.*	23,720		1,924,404
Genzyme Corp-Genl Division*	23,710		1,460,063
Gilead Sciences, Inc.*	36,465		2,367,672
McKesson Corp.	29,522		1,496,765
Novartis AG, Sponsored ADR	27,545		1,582,185
Sepracor, Inc.*	12,806	[2]	788,593
Shire Pharmaceuticals PLC	12,177	[2]	752,052
Vertex Pharmaceuticals, Inc.*	28,924	[2]	1,082,336
Total Health Care			16,453,088
Industrials - 13.9%
AMR Corp*	60,142	[2]	1,818,093
Boeing Co., The	19,833		1,761,964
General Electric Co.	76,269		2,837,969
Joy Global, Inc.	31,266	[2]	1,511,398
UTI Worldwide, Inc.	41,170	[2]	1,230,983
Total Industrials			9,160,407
Information Technology - 27.3%
BEA Systems, Inc.*	101,465		1,276,430
Broadcom Corp., Class A*	38,560	[2]	1,245,875
Brocade Communications Systems, Inc.*	240,526	[2]	1,974,718
Cisco Systems, Inc.*	37,370		1,021,322
Ericsson (LM) Tel Co., Sponsored ADR	16,493		663,513
Google, Inc.*	4,705		2,166,558
Marvell Technology Group Ltd.*	66,688	[2]	1,279,743
Network Appliance, Inc.*	49,245	[2]	1,934,344
QUALCOMM, Inc.	34,096		1,288,488
Seagate Technology, Inc.	69,205	[2]	1,833,932
THQ, Inc.*	31,868	[2]	1,036,347
Yahoo!, Inc.*	91,062	[2]	2,325,723
Total Information Technology			18,046,993
Materials - 1.0%
E.I. du Pont de Nemours & Co., Inc.	13,530		659,046
Telecommunication Services - 3.5%
American Tower Corp*	25,844	[2]	963,464
NII Holdings, Inc., Class B*	20,410	[2]	1,315,220
Total Telecommunication Services			2,278,684
Total Common Stocks (cost $57,006,316)			65,780,168
Other Investment Companies - 26.9%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	17,458,431		17,458,431
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	315,760		315,760
Total Other Investment Companies (cost $17,774,191)			17,774,191
Total Investments - 126.6% (cost $74,780,507)			83,554,359
Other Assets, less Liabilities - (26.6)%			(17,555,154)
Net Assets - 100%			$65,999,205

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Portfolio Managers’ Comments

The Managers Small Company Fund’s (the “Fund”) objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

THE PORTFOLIO MANAGERS

The Fund employs two portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Kalmar Investment Advisers

Kalmar Investment Advisers (“Kalmar”), practices a “Growth-with-Value” approach to small- company investing whereby it seeks to identify high quality growing businesses before they are widely discovered by other institutional investors. Kalmar’s team believes there is a low risk/high reward anomaly offered by the equity market in stocks of such top-notch smaller companies that, for a variety of reasons, have not made the radar screen of most typical growth investors. Because these companies are relatively “invisible” institutionally, they can be purchased at prices which are inefficiently valued to undervalued and yet offer strong growth potential as well. This is the crux of their “Growth-with-Value” investment style.

The investment team at Kalmar generates investment ideas through different screening methodologies and several sources, thus employing elements of both “top-down” and “bottom-up” analysis in the initial identification process. The members of the investment management team all have strong research backgrounds and are committed to disciplined in-depth, hands-on fundamental analysis. Top-down thinking is used to identify strategic themes and growth areas to prospect for individual “Growth-with-Value” candidates.

The most intensive research, however, is dedicated to bottom-up fundamental analysis. Kalmar looks for such criteria as proven and sustainable double-digit growth in revenue and EPS together with a stock that is reasonably to cheaply priced relative to EPS, cash flow, revenues, and enterprise value. Kalmar looks for dynamic businesses that are easily understood, run by equity owners they can count on, and buyable at valuations that they expect to rise. The team’s decision threshold for new holdings is a potential return of 50% in approximately two years. This appreciation is expected to come from two sources: compounding business value plus upward revaluation as greater investor discovery unfolds.

The ideal company exhibits many of the following traits:

•	Market capitalization of $50 million up to $2.5 billion at the time of purchase

•	Dynamic growth business that Kalmar understands better

•	Run by committed managements that deliver:

•	Buyable at inefficient valuations that should rise

•	Strong improving financials with conservative accounting

•	Reasonable / cheap valuations, with special positive attributes

Portfolio Management:

•	Diversified portfolio in terms of sector, security, and market capitalization

•	Conscious mix of “growth character” companies, from higher growth “Steady Eddies” bought inefficiently valued through to Positive Surprise / Emerging Growth situations

The investment team will make a sell decision when:

•	They see a change in the fundamentals of a company

•	A better opportunity emerges

•	Price or fundamental expectations have been met

•	A position appreciates beyond an optimal allocation

Epoch Investment Partners

Epoch Investment Partners (“Epoch Parners”) seeks to create excess return without assuming a high degree of capital risk by creating portfolios of businesses with superior risk/reward profiles. They analyze a business in the same manner a private investor would in looking to purchase the entire company and only invest in those businesses they understand and where they have confidence in their financial statements. They seek businesses that generate “free cash flow” and securities that have unrecognized potential yet possess a combination of above average yield, above average free cash flow growth, and/or below average valuation.

Ideal Investment

The ideal company exhibits many of the following traits:

•	Top quality management that has entrepreneurial drive and experience, a history of success, a strong strategic vision, and that has a reward structure determined by shareholder value creation

•	Strong financial position as determined by cash flow use, financial transparency, hidden or undervalued assets, and low leverage

•	Competitive positioning in its marketplace, strong demand characteristics, and sustainable free cash flow

Portfolio Construction

Portfolio management:

•	Screens the Russell 3000® universe using both quantitative and qualitative criteria

•	Analyzes each business as if they were to buy the entire company including sustainability of the business, earnings drivers, barriers to entry, and competitive advantages

•	Evaluates potential companies on basis of management quality, financial strength, nature of the business, and external factors

•	Develops an investment thesis outlining potential value creating and growth in cash flow

•	Diversifies the Portfolio across important sectors utilizing inverse risk weighting, a 5% position maximum, and recognizing liquidity considerations

Sell Discipline

The investment team will make a sell decision when:

•	The security’s price target is reached

•	There is a change in the investment thesis

•	Downside risk becomes too great

THE YEAR IN REVIEW

Over the year ended December 31, 2006, the Fund returned 10.42% compared to a gain of 18.37% for the Russell 2000® Index and 13.35% for the Russell 2000® Growth Index. Ultimately, it was a good year to be invested in the equity markets and an even

Managers Small Company Fund

Portfolio Managers’ Comments

better year to be invested in small-capitalization stocks. Broad markets posted strong gains with small-cap stocks outperforming large (as measured by the Russell Indexes) and value outperforming growth. For small-cap value stocks, this marked the sixth year out of the past seven they have outperformed their growth counterparts. Sector performance was positive across the board, with materials and telecom services posting 40% gains. Health care was the only sector that failed to reach double digit returns for the year as the pharmaceutical industry turned in lackluster gains. As is generally consistent with a value driven market, those stocks with the lowest quintile of price-to-earnings and price-to-book ratios recorded the strongest returns. It’s also worth noting that investors were hesitant to reward future growth prospects as those stocks in the highest quintile of projected EPS growth performed the worst. This was particularly troublesome for strategies that attempt to take advantage of earnings growth on the basis that it will drive future price appreciation.

Small-cap stocks sprinted out of the blocks in the opening quarter of 2006 with the materials sector providing leadership. The Fund’s near-equal weight to health care related stocks was additive during the quarter as was a sizable allocation to the retail companies. Consumer stocks Coldwater Creek, GameStop, and Tractor Supply all contributed significantly to relative returns in the first quarter. Despite carrying an active overweight position in the technology sector, the Fund wasn’t able to keep pace with the high growth of the Index’s tech holdings. Avid Technology was a particular disappointment, declining 21% over the course of the period. The first quarter also marked the addition of Epoch Investment Partners (“Epoch Partners”) as a second subadvisor to the Fund, which returns the Fund to its original dual subadvised structure and adds both stock and intelligence diversification to the offering.

The U.S. stock market moved sharply lower and showed increased volatility throughout the second quarter and into the third as investors tried to decipher whether the economy was reaching an inflection point. This broad market correction was particularly painful for small-cap stocks which had risen the most leading up to the May 9th peak and struggled to recover as quickly as large-cap stocks which offered greater protection to the downside during the initial sell-off. Given the environment, it was not surprising that the Fund’s large allocation to information technology holdings made for a volatile return stream during the second and third quarters. Ultimately, the Fund’s IT positions performed slightly better than the broad technology sector and proved to be additive to relative returns. Relative returns were buoyed during the two quarter stretch by health care stocks that declined on average approximately 450 basis points (4.5%) less than those of the benchmark. The newly added subadvisor Epoch Partners was particularly instrumental in adding value in this space. The Portfolio’s significantly low weighting within the financials sector was undermining, as these stocks, and particularly those within the Portfolio, held up reasonably well during the decline and consequently had less of a hole to dig out of. The Fund’s industrial holding were disappointing in that they underperformed the Index by over 600 basis points (6.0%). While there were no true “blow-ups,” a duplicate holding in Actuant Corp detracted materially.

Small caps closed out the quarter in strong fashion fully recovering from the mid-year correction and extending gains in a value driven environment. Dissecting the Index further illustrates that the smallest quintile of market capitalization, or micro caps, performed the best, while those stocks with market caps above $1 billion dollars, which make up the majority of the Index, lagged the average return. Also interesting to note—and continuing upon a trend that emerged in the third quarter—the market was still unwilling to reward growth, as the highest quintile of historical and projected EPS growth performed the worst while companies with no historical earnings outpaced the average return. While the Fund lagged on a relative sense, the fundamental performance of the Portfolio holdings continued to be strong, with approximately 70% of the positions reporting earnings in excess of published analysts’ expectations, compared with approximately 60% for the Russell 2000 Index. Given the framework of the investable universe, that did not translate into excess performance during the quarter. Other market-wide trends held true in the Fund as well. The lowest market-cap quintile posted the strongest returns for the Fund, with the same holding true for the lowest quintile of price-to-earnings stocks. Performance leadership by sector was driven by materials stocks.

LOOKING FORWARD

Heading into 2007, the Fund is positioned with a familiar overweight to technology, a somewhat lower underweight in financials, and considerably less exposure to consumer discretionary than this time one year ago. Ford Draper and the Kalmar investment team continue to search for under-the-radar ideas with growth potential that are positioned to perform well or hold up better than most in the face of uncertain economic scenarios. In comparison, David Pearl and the team at Epoch Partners will remain focused on companies that are wisely putting their free cash flow to use or creating high levels of shareholder value.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Small Company Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small cap stock performance. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000 Index is unmanaged, is not available for investment, and does not incur expenses. This graph compares a hypothetical $10,000 investment made in the Managers Small Company Fund on June 19, 2000, to a $10,000 investment made in the Russell 2000 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes

Managers Small Company Fund

Portfolio Managers’ Comments (continued)

that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Small Company Fund and the Russell 2000 Index since inception through December 31, 2006.

Average Annualized Total Returns	One Year	Five Year	Since Inception*	Inception Date
Small Company	10.42%	7.96%	2.79%	6/19/00
Russell 2000	18.37%	11.39%	7.83%

*	Commencement of operations was June 19, 2000.

Managers Small Company Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

Industry	Managers Small Company Fund**	Russell 2000 Index
Information Technology	28.2%	18.3%
Industrials	19.4%	14.1%
Health Care	12.2%	11.8%
Consumer Discretionary	11.5%	15.9%
Energy	8.9%	5.1%
Materials	6.2%	4.6%
Financials	4.5%	22.5%
Consumer Staples	2.4%	3.2%
Telecommunication Services	1.6%	1.5%
Utilities	0.7%	3.0%
Other Equities	1.3%	0.0%
Other Assets and Liabilities	3.1%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Infocrossing, Inc.*	1.8%
Sonosite, Inc.	1.5
THQ, Inc.	1.5
Service Corp. International*	1.4
iShares Russell 2000 Index Fund*	1.4
Albemarle, Corp.	1.3
Fair Issac Corp.	1.2
Cincinnati Bell, Inc.	1.2
Florida East Coast Industries, Inc.	1.2
Avocent Corp.	1.2
Top Ten as a Group	13.7%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Small Company Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 96.9%
Consumer Discretionary - 11.5%
1-800-FLOWERS.COM, Inc.*	6,575		$40,502
Aaron Rents, Inc.	5,035		144,907
Arbitron, Inc.	3,250		141,180
BJ’s Restaurants, Inc.*	4,200		84,882
Carter’s, Inc.*	6,550		167,025
Coldwater Creek, Inc.*	12,430	[2]	304,784
Denny’s Corp.*	23,150		109,037
Fred’s, Inc.	8,040		96,802
GameStop Corp.*	4,485	[2]	247,168
Guitar Center, Inc.*	4,350	[2]	197,751
Insight Enterprises, Inc.*	14,805		279,370
Life Time Fitness, Inc.*	6,255	[2]	303,430
Luby’s, Inc.*	9,390		102,257
Multimedia Games, Inc.*	12,950		124,320
O’Reilly Automotive, Inc.*	3,725	[2]	119,423
Penn National Gaming, Inc.*	3,400		141,508
Red Robin Gourmet Burgers, Inc.*	5,020		179,967
Ruby Tuesday, Inc.	6,300		172,872
Service Corp. International	52,250		535,563
Shuffle Master, Inc.*	9,300		243,660
Stride Rite Corp., The	9,230		139,188
Toro Co.	7,800		363,714
Tractor Supply Co.*	4,300	[2]	192,253
Total Consumer Discretionary			4,431,563
Consumer Staples - 2.4%
Boston Beer Co., Inc.*	4,440		159,751
Central European Distribution Corp.*	5,551		164,865
Elizabeth Arden, Inc.*	7,800		148,590
Performance Food Group Co.*	9,900		273,636
Sensient Technologies Corp.	2,170		53,382
Sunopta, Inc.*	8,590		75,592
Susser Holdings Corp.*	2,870		51,660
Total Consumer Staples			927,476
Energy - 8.9%
Atwood Oceanics, Inc.*	3,600	[2]	176,292
Buckeye Partners LP.	1,830		85,058
Core Laboratories N.V.*	2,160	[2]	174,960
Delta Petroleum Corp.*	6,365	[2]	147,413
Duvernay Oil Corp.*	3,400		100,674
GMX Resources, Inc.*	4,640		164,720
Niko Resources, Ltd.	4,700		335,909
Oceaneeing International Inc.*	2,950	[2]	117,115
OMI Corp.	14,700		311,199
Parallel Petroleum Corp.*	16,515		290,169
Seacor Holdings, Inc.*	2,500	[2]	247,850
Superior Well Services, Inc.*	2,340		59,810
Tidewater, Inc.	3,575		172,887
TODCO Class A*	11,850	[2]	404,915
Ultra Petroleum Corp.*	7,425		354,544
Warren Resources, Inc.*	23,850		279,522
Total Energy			3,423,037
Financials - 4.5%
Amcore Financial, Inc.	6,100		199,287
Boston Private Financial Holdings, Inc.	3,275		92,388
First Republic Bank	2,450	[2]	95,746
First State Bancorporation	11,200		277,200
Hub International, Ltd.	3,550		111,434
NorthStar Realty Finance Corp.	15,400		255,178
Signature Bank*	9,860		305,463
Tejon Ranch Co.*	2,600		145,184
UMB Financial Corp.	6,500		237,315
Total Financials			1,719,195
Health Care - 12.2%
Amedisys, Inc.*	4,400		144,628
America Service Group, Inc.*	12,450		198,827
Analogic Corp.	3,600		202,104
Arrow International, Inc.	4,400		155,672
Cooper Companies, Inc., The	5,675	[2]	252,537
Covance, Inc.*	4,690	[2]	276,288
Emageon, Inc.*	8,650		132,864
Endo Pharmaceuticals Holdings, Inc.*	13,450		370,951
Inverness Medical Innovations, Inc.*	6,300		243,810
IRIS International, Inc.*	13,300		168,245
Martek Biosciences Corp.*	2,300		53,682
HealthExtras, Inc.*	2,930		70,613
Pediatrix Medical Group, Inc.*	3,000		146,700
PSS World Medical, Inc.*	15,025	[2]	293,438
Resmed, Inc.*	5,895	[2]	290,152
Respironics, Inc.*	8,375		316,156
Rural/Metro Corp.*	45,310		368,370

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 12.2% (continued)
Sonosite, Inc.*	19,200		$593,856
Sunrise Senior Living, Inc.*	5,950		182,784
United Surgical Partners International, Inc.*	8,325	[2]	236,014
Total Health Care			4,697,691
Industrials - 19.4%
Actuant Corp., Class A	9,035		430,518
Aeroflex, Inc.*	22,210		260,301
Alliant Techsystems, Inc.*	4,300	[2]	336,217
American Ecology Corp.	16,650		308,192
Carlisle Co., Inc.	1,875		147,187
Chicago Bridge & Iron Co. N.V.	11,325		309,626
ChoicePoint, Inc.*	4,425		174,256
Corrections Corp. of America*	8,662		391,782
CoStar Group, Inc.*	1,045		55,970
DeVry, Inc.	12,100		338,800
DRS Technologies, Inc.	6,800	[2]	358,224
Dycom Industries, Inc.*	12,850		271,392
EDO Corp.	14,350		340,669
Encore Wire Corp.	3,900		85,839
Florida East Coast Industries, Inc.	7,480		445,808
HIS, Inc., Class A*	5,200		205,296
K&F Industries Holdings, Inc.*	13,450		305,450
Kennametal, Inc.	2,300		135,355
Laureate Education, Inc.*	5,500	[2]	267,465
Learning Tree International, Inc.*	16,900		150,241
Manitowoc Co., The	4,350		258,521
Mobile Mini, Inc.*	10,725		288,931
MSC Industrial Direct Co., Class A	6,900		270,135
Navigant Consulting, Inc.*	6,950		137,332
NCI Building Systems, Inc.*	4,550		235,462
Si International, Inc.*	4,550		147,511
Tetra Technologies, Inc.*	10,500		189,945
UTI Worldwide, Inc.	9,900		296,010
Wabash National Corp.	7,360		111,136
Washington Group International, Inc.*	3,350		200,297
Total Industrials			7,453,868
Information Technology - 28.2%
Actuate Corp.*	34,010		202,019
Acxiom Corp.	10,225		262,271
ADC Telecommunications, Inc.*	6,200	[2]	90,086
Alliance Data Systems Corp.*	4,200	[2]	262,374
aQuantive, Inc.*	4,125	[2]	101,723
Arris Group, Inc.*	21,990		275,095
ATMI, Inc.*	9,725	[2]	296,904
Avocent Corp.*	13,150		445,128
Benchmark Electronics, Inc.*	10,725		261,261
Ceridian Corp.*	9,375	[2]	262,312
Concur Technologies, Inc.*	6,320		101,373
Cypress Semiconductor Corp.*	19,650	[2]	331,496
Diebold, Inc.	7,450		347,170
Diodes, Inc.*	2,875		102,005
DTS, Inc.*	12,960		313,502
Euronet Worldwide, Inc.*	4,130		122,620
Fair Isaac Corp.	11,300		459,345
FEI Co.*	5,550		146,353
Infocrossing, Inc.*	42,310		689,653
Intermec, Inc.*	3,830	[2]	92,954
Internap Network Services Corp.*	6,050		120,213
International Rectifier Corp.*	3,725		143,524
Macrovision Corp.*	6,700	[2]	189,342
Mantech International Corp., Class A*	2,440	[2]	89,865
MPS Group, Inc.*	13,870		196,677
NCI, Inc., Class A*	5,900	[2]	90,211
NICE Systems, Ltd. *	5,940		182,833
Occam Networks, Inc.*	6,030		99,495
Online Resources Corp.*	5,925		60,494
OPNET Technologies, Inc.*	9,925		143,416
Polycom, Inc.*	9,775	[2]	302,145
Powerwave Technologies, Inc.*	48,520		312,954
Progress Software Corp.*	6,975		194,812
Radisys Corp.*	9,225		153,781
RightNow Technologies, Inc.*	8,640		148,781
Rogers Corp.*	4,325		255,824
Sapient Corp.*	37,880		207,961
Silicon Image, Inc.*	32,950		419,124
SRA International, Inc.*	8,310		222,209
Sybase, Inc.*	16,600	[2]	410,020
Symmetricom, Inc.*	11,045		98,521
TALX Corp.	9,170		251,717
Tekelec*	18,250		270,648
Tessera Technologies, Inc.*	7,300	[2]	294,482
THQ, Inc.*	17,150	[2]	557,718
Valueclick, Inc.*	11,450	[2]	270,564
Total Information Technology			10,852,975

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 6.2%
Albemarle Corp.	7,125		$511,575
American Vanguard Corp.	6,375		101,363
Cambrex, Corp.	12,600		286,272
CF Industries Holdings, Inc.	4,900		125,636
Foundation Coal Holdings, Inc.	8,070		256,303
Methanex Corp.	10,350		283,280
Nalco Holding Co.*	5,750	[2]	117,645
Oregon Steel Mills, Inc.*	4,250		265,243
Schweitzer-Mauduit International, Inc.	4,600		119,830
Tronox, Inc.	19,050		300,800
Total Materials			2,367,947
Other Equities - 1.3%
iShares Russell 2000 Index Fund	6,725		524,886
Telecommunication Services - 1.6%
Cbeyond, Inc.*	4,985		152,491
Cincinnati Bell, Inc.*	98,570		450,465
Total Telecommunication Services			602,956
Utilities - 0.7%
Westar Energy, Inc.	10,050		260,898
Total Common Stocks (cost $31,241,806)			37,262,492
Other Investment Companies - 25.0%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	8,431,145		8,431,145
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	1,159,494		1,159,494
Total Other Investment Companies (cost $9,590,639)			9,590,639
Total Investments - 121.9% (cost $40,832,445)			46,853,131
Other Assets, less Liabilities - (21.9)%			(8,415,089)
Net Assets - 100.0%			$38,438,042

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Portfolio Managers’ Comments

The Managers International Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Managers International Equity Fund ordinarily invests at least 80% of assets in equity securities, and 65% of the assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among countries and normally to hold securities of non-U.S. companies in not less than three countries. Investments may be made in companies in developed as well as developing countries. The Fund may invest in fixed-income securities denominated in both foreign and domestic currencies and may engage in currency hedging strategies. The Fund may invest in companies of any size. The MSCI EAFE Index is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

AllianceBernstein L.P.

AllianceBernstein L.P.’s (“Bernstein”) approach to investing is value-based and research driven. The thesis of Bernstein is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this by using research to separate fact from emotion.

The primary driver of Bernstein’s performance is research-driven security selection. They begin with a broad universe of all companies within the countries of the MSCI All Country World Index ex U.S. universe with a market capitalization greater than $750 million. The investment team screens this universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, based on such factors as price to cash earnings, price to book, return on equity, and price momentum.

The ideal company exhibits many of the following traits:

•	Strong fundamentals

•	Sound future business prospects

Portfolio Construction

•	Initial investable universe is comprised of all companies within the countries of the MSCI All Country World Index ex U.S. universe with a market capitalization greater than $750 million

•	Investment team screens this universe with a proprietary return model in order to identify the companies with the most attractive value attribute

•	The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price to cash earnings, price to book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They then build detailed spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate:

•	Normalized earnings power

•	Cash flow and asset values for each company for the next five years

•	Perform simulations to see the potential impact of changes in various financial-statement components

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG)

•	The Committee challenges the analysts’ assumptions and conclusions to ensure they are sound.

The Portfolio

•	Typically holds 35-70 stocks

•	Initial stock weightings are 0.5% - 3.5%

•	Maximum 8%

The following factors influence the sell decision when:

•	A stock has achieved Bernstein’s forecasted target of fair value

•	A change the long-term earnings forecast reduces the price target to current market levels

Lazard Asset Management, LLC

Portfolio manager, William (Willy) Holzer believes that there is a single global economy and marketplace within which everything is connected. Within this single market it is important to distinguish between three types of companies: Domestic companies are those which produce, sell, and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell, and raise capital anywhere. Willy will invest in any of these types in order to capitalize on a theme; however, he prefers global companies which generally have the flexibility and resources to exploit global trends.

Willy Holzer can be described as a “top-down” thematic investor, whose themes are based on “bottom-up” observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy, and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long-term investment returns, and which also represent an asymmetric investment opportunity in the investor’s favor.

The ideal company exhibits many of the following traits:

•	Attractive fundamentals

•	Reasonable valuations

•	Strong company management

Managers International Equity Fund

Portfolio Managers’ Comments

Portfolio Construction

•	Portfolio manager leverages stock ideas and research from top-down “themes” based on “bottom-up” observations and company analysis

•	Constructs portfolio around about 10 investment themes to diversify opportunity sets and provide risk benefits

•	Portfolio heavily weights large capitalization, multi-managed companies

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets.

The Portfolio

•	Portfolio typically holds 70-90 stocks

•	Initial stock weightings are 1.0% - 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

The following factors influence the sell decision when a security:

•	Exceeds price expectations

•	Underperforms global universe

•	Theme matures

Wellington Management Company, LLP

Jean-Marc Berteaux and Andrew S. Offit’s investment philosophy is built on the beliefs that industry is the dominant competitive factor for companies, that companies can dominate industries on a global basis, and that expectations about companies, specifically earnings, drive stock prices. The focus is to identify industry leaders where their earnings forecasts are ahead of market expectations, and where they’ve identified the key drivers for the earnings.

The initial investable universe for the investment team at Wellington Management Company LLP (“Wellington Management”) is comprised of companies in the MSCI EAFE Index with market capitalizations greater than U.S.$1 billion. These companies are researched by Wellington Management’s global industry analysts who perform intensive ongoing fundamental research. Fundamental research consists of comprehensive company meetings, earnings modeling, and valuation analysis. The focus of this research is to update an ongoing assessment of management, current business challenges, and aggregate industry trends. Thorough analysis is done in preparation for and following company contacts to ensure that “the numbers support the story”: that the strategy and challenges outlined by management are coming through in financial results.

The ideal company exhibits many of the following traits:

•	Identified earnings drivers

•	Above consensus earnings growth expectations

•	Multiple expansion potential

•	Reasonable valuation levels

Portfolio Construction

•	The portfolio typically holds 50-80 stocks

•	Cash levels are maintained at less than 10% of assets

•	Maximum of 10% is committed to any single holding

•	Active sector allocations are entirely built from stock selection

•	Country allocation is an implicit result of stock selection

•	Some consideration is given to ensuring country diversification

•	Emerging market exposure maximum of 15%

The portfolio management team may sell an investment when:

•	They see deteriorating earnings drivers or company fundamentals

•	Trend of earnings growth decelerates

•	They see limited upside potential left in the stock price

THE YEAR IN REVIEW

For the year 2006, the Managers International Equity Fund returned 27.63% vs. 26.34% for the MSCI EAFE Index. Note that unless otherwise stated, all performance cited in this commentary is in U.S. dollars.

Despite one rather large hiccup in the middle of the year, foreign stock markets’ stocks again appreciated dramatically during the year, enhanced to some degree by generally strong foreign currency prices. Although the Japanese economy slowed from its robust 2005 pace, the eurozone and United Kingdom have demonstrated improving growth rates approaching 3%, and various emerging markets demonstrated growth rates approaching 10%. Overall the global GDP is estimated to have grown approximately 4% in 2006, the fourth consecutive year that it has grown more than 3.5%. Most importantly, corporate profits and profit margins continued to grow across Europe and Asia. With ROE averaging 18% in an environment where the average cost of capital is in the range of 6%, it is no wonder that the stock markets are reaching all-time highs.

Except for the Japanese stock market, which returned a disappointing 6.24% in 2006 after leading the world’s developed markets in 2005, all countries within the MSCI EAFE Index produced strong returns in U.S. dollars and exceeded the return of the S&P 500. In terms of contribution, the United Kingdom had the largest impact as it appreciated more than 30%, half of which was attributable to the strength of the pound. Most of the eurozone countries exceeded a 30% return as well. From a sector perspective, all sectors exhibited double digit appreciation during the year, led by the utilities sector, which rose 50%. Most sectors returned in the mid twenties or higher with the laggards being energy, health care, and information technology, which rose 17.6%, 17.5%, and 14.7%, respectively. Given the relative sector returns it is not surprising that value-oriented benchmarks and investment managers handily outperformed their growth-oriented counterparts.

From a country, sector, or currency perspective, the Fund’s allocations averaged out to produce little value added, leaving virtually all of the relative gains to be the result of proficient stock selection, which was evident across almost all sectors. Given its prominence in the Portfolio, the financials sector provided the largest overall contribution to gains. A modest position in Hong Kong Exchanges and Clearing (the HK stock exchange) rose 165% during the year, clearly benefiting from the rapid growth of China and the capitalization of new public companies. Similarly, two real estate related holdings, China Overseas Land & Development (Hong Kong) and Sumitomo Realty & Development (Japan), rose 213% and 47%,

Managers International Equity Fund

Portfolio Managers’ Comments (continued)

respectively. The Fund’s materials and utilities positions also made significant contributions, despite a pullback in commodities prices during the second half of the year. The U.K based global mining company Xstrata Plc, rose 138%, and steel manufacturers JFE Holdings (Japan) and Arcelor (Luxembourg) rose 53% and 114%, respectively. Arcelor was liquidated in July. The weakest sector for the Fund was the health care sector where the Fund’s holdings appreciated slightly more than 17% which was similar to that of the benchmark’s health care sector. The Fund’s consumer discretionary holdings rose only 18% on average, hindered by a position in Rakuten Inc, a Japanese internet commerce business that dropped significantly before recovering somewhat late in the year.

LOOKING FORWARD

Since corporate earnings growth has been strong, the stock market’s rise has not resulted in expanded or lofty valuations. While there is a risk that the earnings companies are experiencing now are unsustainable and peaking, the stock markets seem to be discounting some of that risk as valuations remain modest. Late in the year, the portfolio managers added marginally to the materials and industrials sectors while trimming the consumer discretionary sector and the heavily weighted financials sector.

Our thematic investor, Lazard, eliminated one theme from its portfolio, the “Public/Private Partnerships” theme, as potential investments within the theme have become fully valued. In addition, Lazard has introduced a new theme, “Intergenerational Assets,” which represents various long-duration assets and obligations such as power generation, pension plans, and health care obligations. As the developed world has been focusing on prudent economic stewardship and financial returns, Lazard believes there has been a general underinvestment in the intergenerational issues such as the prudent stewardship of the environment. As the pendulum swings back and more effort is devoted to these issues, Lazard expects there will be undervalued opportunities for investment.

From a country perspective, the Portfolio remains heavily invested yet modestly underweighted in the two largest countries, Japan and the United Kingdom and modestly overweighted to eurozone countries. Outside of the benchmark, the Fund has a 4.5% allocation in Canadian companies and 8.9% of the Portfolio invested in emerging markets.

CUMULATIVE TOTAL RETURN PERFORMANCE

International Equity’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index (“EAFE”) is composed of over 1,000 large, publicly traded stocks in 22 developed non-U.S. markets Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom. Unlike the Fund, the EAFE is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in International Equity on December 31, 1996, to a $10,000 investment made in the EAFE for the same time period. The table is not intended to imply any future performance of the Fund. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net

Managers International Equity Fund

Portfolio Managers’ Comments (continued)

of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for International Equity and the EAFE since December 31, 1996 through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Ten Years	Inception Date
International Equity	27.63%	13.46%	7.69%	12/31/85
MSCI EAFE Index	26.34%	14.98%	7.71%

Managers International Equity Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers International Equity Fund**	MSCI EAFE Index
Financials	31.3%	29.9%
Consumer Staples	10.9%	7.8%
Materials	10.3%	8.4%
Consumer Discretionary	9.6%	11.9%
Industials	8.6%	11.1%
Information Technology	8.1%	5.6%
Energy	6.8%	7.2%
Health Care	4.4%	7.0%
Telecommunication Services	3.4%	5.5%
Utilities	3.3%	5.6%
Other Equities	0.9%	0.0%
Other Assets and Liabilities	2.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Japan Tobacco, Inc.*	1.8%
ORIX Corp.*	1.8
Total SA*	1.7
JFE Holdings	1.6
Sumitomo Realty & Development Co., Ltd.*	1.4
Muenchener Rueckversicherungs AG	1.4
Vodafone Group PLC*	1.4
ING Groep NV	1.3
Xstrata PLC	1.2
Tesco PLC	1.2
Top Ten as a Group	14.8%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index
Argentina	0.0%	0.0%
Brazil	0.9%	0.0%
China	0.5%	0.0%
Hungary	0.3%	0.0%
India	0.4%	0.0%
South Korea	2.0%	0.0%
Mexico	1.0%	0.0%
Russia	0.3%	0.0%
South Africa	0.9%	0.0%
Taiwan	2.6%	0.0%
Australia	0.5%	5.5%
Austria	0.5%	0.6%
Belgium	1.5%	1.3%
Denmark	0.2%	0.8%
Finland	0.3%	1.4%
France	10.9%	9.6%
Germany	8.4%	7.4%
Greece	0.0%	0.6%
Hong Kong	4.7%	1.4%
Ireland	0.8%	0.9%
Italy	1.4%	3.9%
Japan	20.5%	22.6%
Netherlands	5.6%	3.9%
New Zealand	0.0%	0.2%
Norway	0.2%	0.8%
Portugal	0.0%	0.3%
Singapore	1.2%	1.0%
Spain	0.4%	4.1%
Sweden	1.6%	2.6%
Switzerland	6.4%	6.8%
United Kingdom	18.7%	23.8%
Canada	4.7%	0.0%
United States	2.3%	0.0%
Luxembourg	0.2%	0.1%
Bermuda	0.0%	0.3%
Cayman Islands	0.0%	0.1%
Other	0.1%	0.0%
	100.0%	100.0%

*	As a percentage of total market value of common stocks on December 31, 2006

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 96.7%
Consumer Discretionary - 9.6%
Aristocrat Leisure, Ltd. (Australia)	31,448		$393,215
Carphone Warehouse Group, The (United
Kingdom)	176,295	[2]	1,080,362
Continental AG (Germany)	15,082		1,747,207
Daiwa House Industry Co., Ltd. (Japan)	69,000		1,195,765
Debenhams (United Kingdom)	178,244		660,159
EMI Group PLC (United Kingdom)	255,097		1,322,622
George Wimpey PLC (United Kingdom)	89,700		976,326
Hyundai Mobis (North Korea)*	2,800		257,228
Kesa Electricals PLC (United Kingdom)	171,052		1,133,235
Koninklijke (Royal) Phillips Electronics N.V. (Netherlands)	48,097		1,808,597
Pearson PLC (United Kingdom)	80,853		1,218,599
Rakuten (Japan)*	1,977		920,897
Renault SA (France)	23,200		2,777,964
Shanghai Forte Land Company Ltd. (Hong Kong)	224,000		99,967
Sharp Corp. (Japan)	87,000		1,495,884
Suzuki Motor (Japan)	30,800		868,170
Swatch Group AG, The (Switzerland)	18,448		822,625
Toyota Motor Corp. (Japan)	35,500		2,375,909
Wolters Kluwer NV (Netherlands)	34,800		998,336
Total Consumer Discretionary			22,153,067
Consumer Staples - 10.9%
Boots Group (United Kingdom)	81,564		1,335,120
British American Tobacco PLC (United
Kingdom)	56,000		1,568,072
Deutche Luftansa AG (Germany)	41,400		1,134,346
Diageo PLC (United Kingdom)	60,912		1,196,778
Fomento Economico Mexicano SA de CV (Mexico)	6,900		798,744
Heineken N.V. (Netherlands)	22,146		1,052,222
Interbrew (Belgium)	18,155		1,194,569
J Sainsbury PLC (United Kingdom)	207,300		1,657,993
Japan Tobacco, Inc. (Japan)	876		4,234,106
Koninklijke Ahold N.V.(Netherlands)*	119,359		1,266,201
L’Oreal SA (France)	9,000		899,656
Metro AG (Germany)	3,800		241,688
Nestle SA, Registered (Switzerland)	2,760		978,992
Reckitt Benckiser PLC (United Kingdom)	25,413		1,159,267
Royal Numico NV (Netherlands)	21,862		1,173,993
Seven & I Holdings Co., Ltd. (Japan)	34,000		1,057,230
Swedish Match (Sweden)	60,000		1,120,338
Tesco PLC (United Kingdom)	354,437		2,800,909
Uni-President Enterprises Corp. (Taiwan)	231,000		230,034
Total Consumer Staples			25,100,258
Energy - 6.8%
BP PLC (United Kingdom)	227,400		2,535,757
Canadian Natural Resources, Ltd. (Canada)	19,500	[2]	1,039,253
China Petroleum and Chemical Corp., Class H (Hong Kong)	924,000		855,996
China Shenhua Energy Co., Ltd. (China)	359,000		863,051
EnCana Corp. (Canada)	17,768		817,589
Eni S.p.A. (Italy)	53,800		1,809,570
MOL Magyar Olaj-es Gazipari Rt. (Hungary)	6,100		689,912
Oao Gazprom-Sponsored ADR (Russia)	16,200		739,863
Petroleo Brasileiro SA, Sponsored ADR (Brazil)	14,400		1,346,112
Petroplus Holdings AG (Switzerland)*	2,620		159,114
Repsol YPF, S.A. (Spain)	23,900		823,477
Total SA (France)	55,352		3,982,986
Total Energy			15,662,680
Financials - 31.3%
Admiral Group plc (United Kingdom)	12,156		260,747
Allianz AG (Germany)	8,669		1,762,032
Aviva PLC (United Kingdom)	126,100		2,022,932
Axa Group (France)	25,666		1,034,632
Bank of East Asia, Ltd. (Hong Kong)	69,600		392,891
Barclays PLC (United Kingdom)	93,700		1,337,846
BNP Paribas SA (France)	18,340		1,995,177
British Land (United Kingdom)	23,377		782,077
CapitaLand Ltd. (Singapore)	230,000		925,547
Cathay Financial Holding Co., Ltd. (Taiwan)	105,000		238,084
China Overseas Land & Investment Ltd. (Hong Kong)	952,000		1,270,065
Chinatrust Financial Holding Co (Taiwan)	281,000		234,258
Credit Agricole SA (France)	18,150		760,810
Credit Suisse Group (Switzerland)*	32,400		2,258,862
Daiwa Securities Group, Inc. (Japan)	80,000		895,376
DBS Group Holdings, Ltd. (Singapore)	122,000		1,791,080
Deutsche Boerse AG (Germany)	11,193		2,056,845
Deutsche Postbank AG (Germany)	7,900		663,082

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 31.3% (continued)
Erste Bank Der Oesterreichischen Sparkassen AG (Austria)	13,943		$1,067,575
Fondiaria-Sai SpA (Italy)	19,200		843,289
Fortis (Belgium)	30,000		1,276,965
Friends Provident PLC (United Kingdom)	53,100		225,160
HBOS PLC (United Kingdom)	96,800		2,139,902
HDFC Bank Ltd. (India)	15,700		376,711
Henderson Land Development Co., Ltd. (Hong Kong)	155,000		864,081
Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	184,000		2,014,270
Indiabulls Financial Services Ltd. (India)	11,700		174,029
ING Groep NV (Netherlands)	70,217		3,102,762
KBC Bank & Insurance Group, Inc. (Belgium)	5,114		626,049
Kennedy-Wilson Japan (Japan)	40		180,450
KK DaVinci Advisors (Japan)*	295		292,375
Kookmin Bank (South Korea)	19,874		1,597,910
Leopalace21 (Japan)	19,900		635,677
Man Group plc (United Kingdom)	130,620		1,333,248
Millea Holdings, Inc. (Japan)	19,500		690,657
Mitsubishi Estate Co., Ltd. (Japan)	72,000		1,860,435
Mitsubishi Tokyo Financial Group, Inc. (Japan)	57		707,130
Mitsui Fudosan Co., Ltd. (Japan)	76,000		1,851,680
Muenchener Rueckversicherungs AG (Germany)	18,900		3,256,498
Nikko Cordial Corp. (Japan)	23,000		263,766
Nomura Holdings, Inc. (Japan)	105,700		1,994,004
ORIX Corp. (Japan)	14,420		4,181,686
Prudential (United Kingdom)	95,903		1,310,245
Royal Bank of Scotland Group PLC (United Kingdom)	56,600		2,202,769
Shun TAK Holdings, Ltd. (Hong Kong)	666,000		1,015,824
Sino Land (Hong Kong)	170,300		396,071
Societe Generale (France)	11,340		1,918,389
Standard Chartered, PLC. (United Kingdom)	50,386		1,467,810
Sumitomo Mitsui Financial Group, Inc. (Japan)	222		2,272,954
Sumitomo Realty & Development Co., Ltd. (Japan)	102,000		3,270,051
Sun Hung Kai Properties, Ltd. (Hong Kong)	74,000		847,603
Swiss Reinsurance (Switzerland)	16,740		1,418,730
T&D Holdings (Japan)	15,150		1,000,186
UBS (Switzerland)	12,400		750,420
Unibail (France)	5,069		1,236,235
Zurich Financial Services AG (Switzerland)	3,100		831,690
Total Financials			72,177,629
Health Care - 4.4%
Actelion, Ltd. (Switzerland)*	2,741		602,327
AstraZeneca PLC (United Kingdom)	16,100		862,822
Daiichi Sankyo (Japan)	12,400		386,804
Eisai Co., Ltd. (Japan)	20,700		1,137,159
Elan Corp., PLC - Sponsored ADR (Ireland)*	49,500	[2]	730,125
Essilor International SA (France)	3,226		346,337
GlaxoSmithKline PLC (United Kingdom)	60,200		1,584,513
Nobel Biocare Holding AG (Switzerland)	3,580		1,055,982
Novartis AG (Switzerland)	12,600		723,823
Sanofi - Synthelabo SA (France)	26,725		2,464,063
UCB SA (Belgium)	5,722		392,126
Total Health Care			10,286,081
Industrials - 8.6%
ABB Ltd. (Switzerland)	150,920		2,702,877
Air France-KLM (France)	15,200		638,094
ALSTOM (France)*	8,053		1,086,879
BAE Systems PLC (United Kingdom)	117,500		976,845
Dai Nippon Printing Co., Ltd. (Japan)	42,000		647,536
European Aeronautic Defense and Space Co. (Netherlands)	41,820		1,434,913
FANUC, Ltd. (Japan)	7,300		716,435
Far Eastern Textile Co., Ltd. (Taiwan)	264,000		230,213
Hutchison Whampoa, Ltd. (Hong Kong)	108,000		1,094,920
Komatsu Ltd. (Japan)	18,300		370,390
Mitsui O.S.K. Lines, Ltd. (Japan)	157,000		1,550,638
Rolls Royce Group PLC (United Kingdom)*	17,270		150,919
RT Group PLC (United Kingdom)*	360,539		28,237
Ryanair Holdings PLC (Ireland)*	13,500	[2]	1,100,250
Safran SA (France)	118		2,738
Siemens AG (Germany)	12,600		1,236,564
SNC - Lavalin Group, Inc. (Canada)	23,100		623,382
Sumitomo Heavy Industries (Japan)	73,000		765,021
Toll Holdings, Ltd. (Australia)	26,855		386,812
Tostem Inax Holding Corp. (Japan)	32,000		672,931
Vestas Wind Systems A/S (Denmark)*	8,800		370,345
Wright Express Corp. (France)	7,069		2,042,840
Yamato Transport Co., Ltd. (Japan)	62,000		951,553
Total Industrials			19,781,332

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 8.1%
ARM Holdings Plc (United Kingdom)	321,485		$788,455
ASML Holding N.V. (Netherlands)*	41,768		1,030,768
Au Optronics Corp., Sponsored ADR (Taiwan)	29,760	[2]	410,986
Baidu.com, Inc. (China)*	2,600	[2]	293,072
Business Objects SA (France)*	2,900		113,757
Compal Electronics, Inc. (Taiwan)	159,961	[2]	713,042
Elpida Memory, Inc. (Japan)*	21,200		1,164,312
Ericsson (LM), Class B (Sweden)	416,000		1,672,803
HON HAI Precision Industry Co., Ltd. (Taiwan)	94,494		1,348,467
Iliad SA (France)	6,734		582,006
Logitech International (Switzerland)*	72,596		2,090,269
Nintendo Co., Ltd. (Japan)	7,300		1,889,887
Nokia Corp., Sponsored ADR (Finland)	35,100		713,232
Research In Motion, Ltd. (Canada)*	17,600	[2]	2,248,928
Samsung Electronics Co., Ltd. (South Korea)	2,786		1,827,640
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	158,612	[2]	1,733,629
Total Information Technology			18,621,253
Materials - 10.3%
Air Liquide Sante International (France)	4,401		1,042,777
Barrick Gold Corp. (Canada)	44,086		1,355,300
BASF AG (Germany)	11,900		1,156,753
Brambles, Ltd. (Australia)*	35,321		356,352
Buzzi Unicem SpA (Italy)	16,417		465,729
Cameco Corp. (Canada)	18,800		760,460
Compania Vale do Rio Doce - ADR (Brazil)	26,700	[2]	794,058
Gold Fields, Ltd. (South Africa)	65,500		1,230,613
Goldcorp (Canada)	43,600		1,237,915
Impala Platinum Holdings, Ltd. (South Africa)	22,400	[2]	584,562
JFE Holdings (Japan)	70,400		3,619,800
Meridan Gold (Canada)*	37,700		1,048,417
Mitsui Petrochemical (Japan)	70,000		538,172
Mittal Steel Co. NV (Netherlands)	27,609		1,162,287
POSCO (South Korea)	3,270		1,080,997
Potash Corp. of Saskatchewan (Canada)	4,800		688,704
Salzgitter AG (Germany)	9,358		1,220,333
Svenska Cellulosa AB (Sweden)	19,400		1,010,902
Symrise AG (Germany)*	13,092		340,456
Syngenta AG (Switzerland)	2,051		380,995
Taiwan Fertilizer Co., Ltd. (Taiwan)	120,000		228,909
Wacker Chemie AG (Germany)*	5,285		685,976
Xstrata PLC (United Kingdom)	57,280		2,850,227
Total Materials			23,840,694
Telecommunication Services - 3.4%
America Movil, S.A. de C.V. (Mexico)	33,000	[2]	1,492,260
Bharti Tele-Ventures Ltd. (India)*	21,200		301,810
China Netcom Group (Hong Kong)	316,000		843,733
Nippon Telegraph & Tel Corp. (Japan)	149		734,792
Rogers Communications - B (Canada)	31,000		922,437
Telenor ASA (Norway)	26,400		494,698
Vodafone Group PLC (United Kingdom)	1,146,599		3,166,527
Total Telecommunication Services			7,956,257
Utilities - 3.3%
E.ON AG (Germany)*	12,800		1,728,567
Hong Kong & China Gas Co., Ltd. (Hong Kong)	527,000		1,184,944
National Grid PLC (United Kingdom)	74,061		1,071,910
RWE AG (Germany)	12,050		1,321,518
Veolia Environment (France)	29,952	[2]	2,284,255
Total Utilities			7,591,194
Total Common Stocks (cost $155,596,000)			223,170,445
Other Investment Companies - 0.3%
Hirco Plc (South Africa)	40,800		343,508
streetTRACKS Gold Trust	7,300		461,433
Total Other Investment Companies (cost $828,097)			804,941
Warrants - 0.6%
China Overseas Land & Investment (Hong Kong)	119,000		91,794
Silicon Precision Industries Co. (Luxembourg)	311,400		487,652
United Microelectronics Corp. Warrants, Exp. (Taiwan)	1,127,271		700,035
Total Warrants (cost $1,145,583)			1,279,481
Short-Term Investments - 7.2%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	11,857,706		11,857,706
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	4,882,961		4,882,961
Total Short-Term Investments (cost $16,740,667)			16,740,667
Total Investments - 104.8% (cost $174,310,347)			241,995,534
Other Assets, less Liabilities - (4.8)%			(11,079,408)
Net Assets - 100%			$230,916,126

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation.

The Managers Emerging Markets Equity Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America, and the Middle East. The Fund may invest in companies of any size. The MSCI Emerging Markets (MSCI EM) Index is the benchmark for the Fund.

The Fund currently employs a subadvisor, Rexiter Capital Management Limited (“Rexiter”), to manage the assets of the Fund. The investment team at Rexiter believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active in terms of both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency, while at the same time constraining risk.

Rexiter’s investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure, and investing in companies within targeted country and industry ranges that demonstrate strong and most importantly, profitable earnings growth.

The ideal investment exhibits many of the following traits:

•	Ability to generate and maintain strong earnings growth

•	Quality management

•	Strong finances

•	Established market positions across a diverse range of companies and industries

Portfolio Construction

•	Use a liquidity-tiered fixed-weight benchmark to determine a neutral position for country allocation

•	Employ active country allocations away from this neutral position based upon fundamental analysis of macroeconomic variables and equity market valuations

•	Screen companies based on capitalizations and liquidity parameters to analyze roughly 300 companies in detail by:

•	Studying published accounts and accounting policies for the underlying development of earnings

•	Performing a “DuPont Analysis” of return on equity

•	Analyzing the return of invested capital and the economic value added

•	Analyzing the cash flow and capital spending and capital requirements of each company

The investment team will make a sell decision when:

•	The current stock price is not supported by its expectations regarding the company’s future growth potential

•	The political, economic, or financial health of the country changes

THE YEAR IN REVIEW

Managers Emerging Markets Equity Fund rose 34.50% in 2006, compared with a gain of 32.59% for its benchmark, the MSCI Emerging Markets (MSCI EM) Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. dollars.)

Despite one rather large hiccup in the middle of the year, emerging markets stocks again appreciated dramatically during the year, making 2006 the fourth consecutive year that the MSCI EM Index has gained in excess of 25%. Since the end of 2002, the MSCI EM Index has risen 251% cumulatively, or 36.9% annualized. The virtuous cycle of trends and capital flows has continued despite an eventual reversal in some important commodities and energy prices. The primary catalyst for the steady rise in stock prices has been global economic growth. Overall the global GDP is estimated to have grown approximately 4% in 2006, the fourth consecutive year that it has grown more than 3.5%. Among the primary beneficiaries and drivers of this global growth are emerging economies, including China and India which generated growth of almost 10% during the year. With generally low interest rates and sustained high profitability of companies, there has been an excess of liquidity in the markets, some of which has found its way toward the emerging markets. Furthermore, emerging market companies have made significant strides to improve both corporate transparency and fundamental productivity. Hence, low interest rates, low inflation, and rising productivity have generated plenty of liquidity around the world and emerging markets companies have put capital to good use, created growth and thus have attracted more capital so that stock prices have risen. As long as additional capital flows continue and can be put to good use, the virtuous cycle can continue.

The mid-year hiccup began in mid-May and proved how quickly a virtuous cycle can be interrupted. The MSCI EM Index dropped 24% from a peak in mid-May to mid-June as investors’ expectations for inflation and interest rates rose and investor sentiment reversed from optimism to risk aversion. Eventually, ample liquidity and strong fundamentals prevailed as inflation moderated and the U.S. Federal Open Market Committee ceased its tightening campaign. Investors regained their appetite for risk and the global stock markets recovered.

Across the emerging markets the rally was very broad, with virtually all sectors rising significantly. The only exception was the relatively small health care sector, which dropped more than 8% during the year. Almost half of the benchmark’s health care weighting is represented by Teva Pharmaceutical, an Isreali based drug manufacturer that dropped 27%. Similarly, the vast majority of emerging markets countries rose significantly during the year, while there were only a few minor countries that lost value. Isreal, dropped slightly, mainly because of Teva, while the Turkish and Jordanian markets moved broadly lower. Of the significant markets, the biggest laggard was South Korea, which only rose 12% for the year. Again, this was largely the result of one large company, Sam-sung Electronics, which was practically fl at for the year. Conversely, Chinese stocks traded on local exchanges rose more than 90% for the year while stocks traded in Hong Kong rose 69%. Relatively large markets such as Taiwan, Brazil, and South Africa rose 20%, 46%, and 20%, respectively. Russia, which is dominated by its energy companies, rose 50% even though its energy companies only rose 42%. Emerging markets are gradually becoming more diversified. India, which is very well diversified around a significant IT services industry, rose 48% for the year.

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments

The Fund fully participated in the 2006 rally and modestly outperformed its benchmark. Technically, one can attribute the Fund’s outperformance to be a result of good stock selection. While there were obviously a slew of holdings that appreciated significantly throughout the year, the best way to characterize the Fund’s success is by having avoided disasters. For instance, there were 64 companies in the benchmark that dropped more than 24%, and they collectively detracted more than 2% from the overall return. Conversely, the Fund only owned three of these securities, and with a considerably more concentrated portfolio, these three detracted slightly more than 1% from the return. Meanwhile, the Fund had ten positions that each individually contributed more than 1% to the overall return.

The team at Rexiter has for many years been of the opinion that the basic building blocks of a healthy emerging economy are financial and telecommunications infrastructures. In some cases the most effective way to establish exposure to a country is through its financial or telecommunications companies. Thus, the Portfolio has and will likely continue to have significant and geographically diversified exposure in these sectors. This was quite beneficial in 2006 as these two sectors provided the largest overall contributions to the Fund’s return. In fact five of the top six contributors were from the financial or telecommunications sectors, led by China Overseas Land and Investment, Ltd., a real estate development, property, and project management firm, that appreciated more than 200% since its addition to the Portfolio in February, and Sberbank, a Russian commercial bank, that rose 163% during the year. Conversely, the portfolio managers effectively avoided the health care sector and particularly its weakest components. The Fund’s lone health care holding, Gedeon Richter, a Hungarian pharmaceutical company, rose 29% during the year.

LOOKING FORWARD

Looking forward, there are not likely to be significant shifts in country or sector weightings within the Portfolio. Although South Korea and Taiwan remain among the Fund’s largest country allocations, the portfolio managers at Rexiter gradually reduced exposure throughout 2006, and they are each below 10% heading into the new year. Meanwhile, Rexiter has been adding exposure in Russia and China (both in China and through the Hong Kong market).

Despite the sharp rise in share prices over the past few years, emerging markets securities are not selling at extreme valuations, although they are not cheap. At 19.6, the weighted average price-to-trailing-earnings (P/E) of the MSCI EM Index is only modestly higher than its 18.2 level, three years ago. Although the Fund’s P/E has risen from 14.0, it remains well below the Index at 17.3. There is a legitimate concern that emerging markets companies are at cyclical earnings peaks. In addition, these markets are being driven higher by excess liquidity searching for returns. If the liquidity or the sentiment decreases, the market will move lower regardless of the fundamentals. However, these countries and companies are demonstrating rational business practices, are financially much healthier than only a few years ago, and have diversified their markets; therefore, in some ways they are less risky now than in the past. On the other hand, emerging markets remain acutely dependent upon and sensitive to product demand and capital flows from the developed markets.

CUMULATIVE TOTAL RETURN PERFORMANCE

Emerging Markets Equity’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index (“EMF”) is composed of all publicly traded stocks issued by 27 emerging countries including Argentina, Brazil, Chile, Greece, India, Israel, Malaysia, Mexico, the Philippines, Poland and Thailand. MSCI designates nations based upon several factors, the most important being per capita GDP. In cases where restrictions on foreign investment exist, the EMF Index limits its coverage to the opportunity set generally available to foreign investors. Unlike the Fund, EMF is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Emerging Markets Equity on February 9, 1998, to a $10,000 investment made in the EMF for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Emerging Markets Equity and the EMF since inception through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Since Inception	Inception Date*
Emerging Markets Equity	34.50%	26.16%	14.86%	2/9/98
MSCI EM Index	32.59%	26.97%	12.37%

*	Commencement of operations was February 9, 1998.

Managers Emerging Markets Equity Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Emerging Markets Equity Fund**	MSCI Emerging Markets Index
Financials	19.9%	20.9%
Telecommunication Services	14.9%	10.9%
Energy	11.3%	17.3%
Industrials	11.0%	7.4%
Information Technology	10.6%	13.7%
Materials	8.2%	12.8%
Consumer Discretionary	6.9%	6.2%
Consumer Staples	5.6%	5.4%
Utilities	4.9%	3.6%
Health Care	1.2%	1.8%
Other Equities	3.9%	0.0%
Other Assets and Liabilities	1.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Sberbank RF*	2.5%
Bharti Tele-Ventures Ltd.	2.2
China Petroleum and Chemical Corp., Class H	2.1
China Shipping Development Co., Ltd.	1.9
China Mobile Ltd.	1.9
China Overseas Land & Investment Ltd.*	1.9
Infosys Technologies	1.8
Anglo American Plc*	1.8
Mobile Telesystems, Sponsored ADR	1.7
Consorcio ARA, S.A. de C.V.	1.7
Top Ten as a Group	19.5%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Argentina	0.0%	0.3%
Brazil	12.9%	10.5%
Chile	1.7%	1.5%
China	6.5%	7.4%
Colombia	0.9%	0.3%
Czech Republic	1.3%	0.7%
Egypt	0.0%	0.8%
Hungary	1.1%	1.1%
India	9.2%	6.5%
Indonesia	2.1%	1.6%
Israel	2.0%	2.0%
Jordan	0.0%	0.1%
South Korea	9.2%	15.5%
Malaysia	3.9%	2.6%
Mexico	5.1%	6.2%
Morocco	0.0%	0.2%
Pakistan	0.0%	0.2%
Peru	0.0%	0.2%
Philippines	0.5%	0.5%
Poland	0.0%	1.7%
Russia	12.7%	9.8%
South Africa	4.4%	8.3%
Taiwan	8.8%	12.5%
Thailand	2.0%	1.4%
Turkey	3.9%	1.4%
Hong Kong	5.8%	3.5%
Netherlands	0.0%	0.1%
United Kingdom	1.8%	0.1%
United States	2.2%	1.3%
Luxembourg	0.1%	0.5%
Bermuda	1.4%	0.6%
Cayman Islands	0.0%	0.5%
Other	0.5%	0.1%
	100.0%	100.0%

*	As a percentage of total market value of common stocks on December 31, 2006

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 94.5%
Consumer Discretionary - 6.9%
Consorcio ARA, S.A. de C.V. (Mexico)	392,200		$2,668,398
Grupo Famsa SA (Mexico)*	140,548		630,989
Grupo Televisa S. A. (Mexico)	87,800		2,371,478
Hyundai Motor Co., Ltd. (South Korea)*	3,430		247,879
Maruti Udyog Ltd. (India)	95,533		2,001,232
Resorts World Berhad (Malaysia)	448,900		1,858,139
SM Investments Corp. (Philippines)	106,080		702,061
Total Consumer Discretionary			10,480,176
Consumer Staples - 5.6%
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)	69,200		2,364,564
IOI Corp., Berhad (Malaysia)	436,000		2,273,132
ITC, Ltd. (India)	336,621		1,339,348
OJSC Cherkizovo Group (a) (Russia)*	42,118		572,805
Shinsegae Co., Ltd. (South Korea)*	3,169		1,973,890
Total Consumer Staples			8,523,739
Energy - 11.3%
China Petroleum and Chemical Corp., Class H (Hong Kong)	3,400,000		3,149,769
LUKOIL Holdings, ADR (Russia)	20,506		1,803,503
OAO Rosneft Oil Co. GDR (a) (Russia)*	208,618		1,908,855
PetroChina (China)	1,710,000		2,410,035
Petroleo Brasileiro S.A., Sponsored ADR (Brazil)	25,000		2,574,750
PTT Public Co., Ltd. (Thailand)	316,200		1,902,894
Surgutneftegaz Sponsored ADR (Russia)	23,332	[2]	1,784,898
Yanzhou Coal Mining (China)	2,148,000		1,737,142
Total Energy			17,271,846
Financials - 19.9%
Bancolombia S.A. (Colombia)	43,001		1,339,481
Bank Hapoalim, Ltd. (Israel)	345,470		1,612,081
China Merchants Bank Co., Ltd. (China)*	73,171	[2]	155,028
China Overseas Land & Investment Ltd.
(Hong Kong)	2,142,000		2,857,646
Chinatrust Financial Holding, Co. (Taiwan)	2,877,280		2,398,673
Grupo Financiero Banorte S.A. de C.V. (Mexico)	554,976		2,169,970
Haci Omer Sabanci Holding AS (Turkey)	494,742		1,921,660
Kazkommertsbank (a) (Kazakhstan)*	33,487		773,550
Kookmin Bank, Sponsored ADR (South Korea)*	22,248		1,794,079
OAO Open Investments (a) (Russia)*	5,564		1,240,772
OTP Bank Rt. (Hungary)	20,402		937,359
PT Bank Rakyat Indonesia (Indonesia)	1,424,000		816,813
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	10,900		1,881,777
Sanlam, Ltd. (South Africa)	850,883		2,218,115
Sberbank RF (Russia)	1,100		3,786,984
Turkiye Is Bankasi (Isbank) (Turkey)	475,132		2,151,940
Uniao de Bancos Brasileiros SA (Brazil)	25,620		2,381,635
Total Financials			30,437,563
Health Care - 1.2%
Richter Gedeon Rt (Hungary)	7,706		1,754,097
Industrials - 11.0%
Barloworld Ltd (South Africa)	87,351		2,039,461
China Shipping Development Co., Ltd. (China)	1,912,000		2,924,138
COSCO Pacific (Bermuda)	898,000	[2]	2,100,776
Daewoo Shipbuilding & Marine Engineering (South Korea)	70,740		2,214,805
Hyundai Development Co. (South Korea)*	39,900		2,436,903
Santos-Brasil SA (Brazil)*	57,062		721,121
Siemens India, Ltd. (India)	94,219		2,417,653
Tata Motors, Ltd. (India)	100,000	[2]	2,043,000
Total Industrials			16,897,857
Information Technology - 10.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)*	1,974,727		2,216,928
Compal Electronics, Inc. (Taiwan)	1,375,038		1,221,145
Hon Hai Precision Industry Co., Ltd. (Taiwan)	351,784		2,502,978
Infosys Technologies (India)	54,916		2,775,235
Mediatek, Inc. (Taiwan)	180,000		1,853,698
Samsung Electronics Co., Ltd., GDR, (a) (South Korea)	6,800		2,241,075
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	182,062	[2]	1,989,938
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	986		2,024
United Microelectronics Corp. (Taiwan)	2,137,504		1,331,535
Total Information Technology			16,134,556
Materials - 8.2%
Anglo American Plc (United Kingdom)	55,123		2,682,685
Compania Vale do Rio Doce - ADR (Brazil)	87,600	[2]	2,605,224
Formosa Chemicals & Fibre Corp. (Taiwan)	680		1,139

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 8.2% (continued)
GMK Norilsk Nickel, Sponsored ADR (Russia)	12,800	[2]	$2,009,600
Novolipetsk Steel, Corp. (Russia)	59,962		1,409,107
Polyus Gold (Russia)*	23,990	[2]	1,180,332
Sappi Ltd. (South Africa)	146,235		2,450,021
Ternium SA (Luxembourg)*	6,800	[2]	201,076
Total Materials			12,539,184
Telecommunication Services - 14.9%
Advanced Information Services PCL (Thailand)	510,000		1,123,799
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	916,879		1,480,489
Bharti Tele-Ventures Ltd. (India)*	240,457		3,423,225
China Mobile Ltd. (Hong Kong)	332,000		2,861,823
China Telecom Corp., Ltd., Class H (China)	4,842,000		2,643,754
Mobile Telesystems, Sponsored ADR (Russia)	53,327	[2]	2,676,482
Telekomunikasi Indonesia (Indonesia)	2,153,000		2,426,622
Tim Participacoes ADR (Brazil)	68,000		2,354,160
Turkcell Iletisim Hizmet AS (Turkey)	374,000		1,833,035
Vivo Participacoes (Brazil)	491,100	[2]	2,013,510
Total Telecommunication Services			22,836,899
Utilities - 4.9%
Ceske Energeticke Zavody (Czech Republic)	44,512		2,038,253
Empresa Nacional de Electricidad SA/ Chile, ADR (Chile)	69,879	[2]	2,568,053
Tenaga Nasional Berhad (Malaysia)	579,750		1,787,937
Unified Energy System (Russia)	11,200		1,209,600
Total Utilities			7,603,843
Total Common Stocks (cost $92,795,797)			144,479,760
Preferred Stocks - 3.9%
Companhia Energetica de Minas Gerais, 1.58% (Brazil)	41,840,000		2,056,064
Hyundai Motor Co., Ltd., 3.92% (South Korea)	30,560		1,302,348
Tam S.A. (Brazil)	85,483		2,660,716
Total Preferred Stocks (cost $2,559,158)			6,019,128
Other Investment Companies - 13.3%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	15,391,473		15,391,473
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	4,989,754		4,989,754
Total Other Investment Companies
(cost $20,381,227)			20,381,227
Total Investments - 111.7%
(cost $115,736,182)			170,880,115
Other Assets, less Liabilities - (11.7)%			(17,897,436)
Net Assets - 100%			$152,982,679

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Portfolio Manager’s Comments

The Managers Bond Fund’s (the “Fund”) objective is to achieve a high level of current income from a diversifi ed portfolio of fi xed income securities. The Fund’s benchmark is the Lehman Brothers Government Credit Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inef-fi ciencies in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the fi rm’s commitment to credit research. Dan and the team research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s fi nancial condition in detail, as well as the terms of specifi c bond offerings. They believe price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector, or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below investment grade and in unrated bonds

•	Can be invested up to 10% in non-U.S. dollar denominated bonds

In order to mitigate some of the interest rate risk, the Portfolio may be structured with counter cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks, and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates, the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

THE YEAR IN REVIEW

The Managers Bond Fund returned 7.84% for the year ended 2006, compared to its benchmark, the Lehman Government/Credit Index, which returned 3.78%. The U.S. bond market in 2006 was defi ned by two distinct halves - the first, which was marked by escalating inflationary fears, tighter global central bank policy and higher interest rates; and the second, which was marked by a Federal Reserve pause, poor economic data, and sharply falling rates. During the year, the FOMC hiked the Fed Funds rate four times, from 4.25% to 5.25%, as higher energy prices and a resilient U.S. economy led to concerns over higher inflation. In August, however, for the first time in over 2 years, the Fed decided to keep rates on hold, signaling that the tightening cycle may have come to an end. Following the Fed pause in August, economic data releases began to signal a weakening economy, led by poor data in the housing and auto sectors. The economic slowdown sparked a sharp bond rally, as the 10-year Treasury yield fell to 4.60%, well off the year’s high of 5.24% reached in June. As longer-term bonds rallied and rates fell, short-term bonds were anchored by the Fed Funds rate, which led to an inversion in the yield curve. It’s worth noting, if only for comparison sake, yield curve inversions historically have been associated with future economic recessions. U.S. corporate high yield and emerging markets debt were the top-performing sectors returning 840 basis points (8.4%) and 700 basis points (7.0%), respectively, over like-duration treasuries. Furthermore, the interest rate environment became more favorable for mortgage-backed securities toward the latter half of the year allowing such issues to outperform like-duration Treasuries by over 120 basis points (1.2%).

Similar to the two distinct periods of the bond market, the Fund was structured quite differently pre- and post-Fed policy shifts. Portfolio management spent the early part of the year using the liquidity attained through strong cash flows to buy shorter-term treasuries in an effort to keep duration on the defensive side. This was due in part to uncertainty surrounding inflation and how the Fed would influence interest rates going forward. That all changed in an unprecedented move early in the third quarter as Dan Fuss elected to aggressively sell short-term Treasuries in favor of longer-term issues. The move was predicated on anticipation of the Fed pausing in its campaign of 17 consecutive interest rate hikes and proved to be very timely. With the Fund’s duration pushed out over 9 years at that point, the Portfolio was able to take full advantage of the Fed pause and subsequent declining yields. This decision was ultimately a major contributor toward outperformance for the year.

In addition to considerable value added through curve positioning and duration management, the Fund’s corporate bond holdings in financials, industrials, and utilities all returned in excess of 100 basis points (1.0%) over like-duration Treasuries. Furthermore, foreign bonds were a plus for the year aided by the declining dollar.

LOOKING FORWARD

As we move into 2007 and beyond, Loomis is forecasting the bond market to be driven by three main factors: low yield volatility associated with stable monetary policy, a supportive macro backdrop

Managers Bond Fund

Portfolio Manager’s Comments (continued)

with solid though slower economic growth accompanied by contained inflation, and generally full valuations putting the focus on security selection. Furthermore, Dan believes we are in the initial stages of a secular period of rising interest rates but at a cyclical peak, and that the Fed will likely begin cutting rates in the first half of 2007. The ten-year Treasury, which is currently yielding approximately 4.5% percent, is forecasted to remain at or near its current level, which could represent a bottom for this cycle. In the meantime, the Fund’s duration at 7.7 years has come in slightly since last quarter, and the Fund’s corporate bond allocation, at about 47%, is roughly the same as it has been for several quarters now. Given the reasonably strong net cash flows this Portfolio has been receiving, Dan and his team will continue to manage duration and curve positioning through the buying and selling of shorter-term U.S. Treasury bonds in addition to adding select corporate issues when the opportunity presents itself.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Government/ Credit Index is comprised of government securities and investment grade corporate securities with maturities between 1 and 10 years. Unlike the Fund, the Lehman Brothers Government/Credit Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of all income. This graph compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 1996, to a $10,000 investment made in the Lehman Brothers Government/Credit Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Bond Fund and the Lehman Brothers Government/Credit Index from December 31, 1996 through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Ten Years	Inception Date
Bond Fund	7.84%	7.35%	7.30%	6/1/84
Lehman Brothers Govt/Credit Index	3.78%	5.17%	6.26%

Managers Bond Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Bond Fund**	Lehman Bros Govt/Credit Index
Industrials	32.0%	15.5%
U.S. Treasury Bonds/Bills	23.3%	0.0%
U.S. Treasury Notes	16.1%	60.8%
Finance	11.4%	14.3%
Foreign Government	5.3%	6.2%
Utilities	3.2%	3.2%
Federal National Mortgage Association	1.3%	0.0%
Preferred Stocks	0.9%	0.0%
Asset-Backed Securities	0.9%	0.0%
Federal Home Loan Mortgage Corporation	0.6%	0.0%
Other Assets and Liabilities	5.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
USTB, 5.375%, 02/15/31*	18.9%
USTN, 4.625%, 11/30/08	9.3
USTN, 3.700%, 05/15/08	5.0
USTB, 4.500%, 09/30/11	4.4
Nextel Communications, Inc., 5.950%, 03/15/14	1.9
Canada Government, 4.250%, 09/01/08	1.8
Telefonica Emisiones SAU, 7.045%, 06/20/16*	1.4
Verizon Global Funding Corp., 5.850%, 09/15/35*	1.2
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)	1.2
Comcast Corp., 6.450%, 03/15/37*	1.2
Top Ten as a Group	46.3%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2006

Security Description	Principal Amount			Value
Corporate Bonds - 47.5%
Asset-Backed Security - 0.9%
Bank of America-First Union National Bank Commercial Mortgage, Series 2001-3, Class A-2, 5.464%, 04/11/37		$1,500,000		$1,512,217
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		155,693		153,198
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29		3,225,000		3,039,245
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20		3,519,065		3,476,485
Total Asset-Backed Security				8,181,145
Finance - 11.4%
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	5,800,000		3,692,287
Bank of American Capital Trust, 5.625%, 03/08/35		3,085,000		2,920,332
Barclays Capital Corp., 4.100%, 02/22/10 (a)	THB	109,000,000		2,856,753
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	25,000,000		657,475
Barclays Financial LLC., 4.670%, 03/23/09 (a) [6]	KRW	160,900,000		172,971
BNP Paribas SA, 0.000%, 06/31/11 (a) [4]	IDR	19,645,500,000		1,487,431
Cerro Negro Finance, Ltd., 7.900%, 12/01/20 (a)		500,000		485,000
Cigna Corp., 6.150%, 11/15/36		3,610,000		3,566,413
Citibank N.A., 15.000%, 07/02/10 (a)	BRL	2,000,000		1,046,983
Citigroup, Inc., 3.500%, 02/01/08		2,020,000		1,983,652
Colonial Realty LP, 4.800%, 04/01/11		3,485,000		3,350,821
Colonial Realty LP, 5.500%, 10/01/15		1,255,000		1,223,846
EOP Operating LP, 6.750%, 02/15/12		500,000		539,986
Ford Motor Credit Co., 8.000%, 12/15/16		3,500,000		3,458,525
General Electric Capital Corp., 6.500%, 09/28/15	NZD	11,570,000		7,838,670
General Electric Capital Corp., 6.625%, 02/04/10	NZD	3,500,000		2,410,064
General Electric Capital Corp., 6.750%, 09/26/16	NZD	2,865,000		1,999,824
GMAC International Finance BV, 8.000%, 03/14/07		950,000		667,011
GMAC, 5.625%, 05/15/09		500,000		496,052
GMAC, 6.125%, 01/22/08		2,000,000		1,995,618
GMAC, 6.225%, 03/20/07 [6]	NZD	1,500,000		1,500,099
GMAC, 6.875%, 09/15/11		250,000		256,424
Highwoods Properties, Inc., 7.500%, 04/15/18		2,405,000		2,671,871
Inter-American Development Bank, 0.000%, 05/11/09 [4]	BRL	6,500,000		2,228,528
Inter-American Development Bank, 6.000%, 12/15/17	NZD	4,215,000	[2]	2,838,852
JPMorgan Chase & Co., 0.000%, 03/28/11 (a) [4]	IDR	932,700,000		72,204
JPMorgan Chase & Co., 4.000%, 02/01/08		1,000,000		986,734
JPMorgan Chase of London, 0.000%, 10/21/10 (a) [4]	IDR	16,627,462,500		1,345,002
JPMorgan Chase Bank, NA, 0.000%, 05/17/10 (a) [4]	BRL	3,600,000		1,139,925
Kinder Morgan Finance Co., 5.700%, 01/05/16		370,000		339,482
Kinder Morgan Finance Co., 6.400%, 01/05/36		735,000		655,311
Kinder Morgan Inc., 5.150%, 03/01/15		730,000		655,030
Marsh & McLennan Cos., Inc., 5.375%, 07/15/14		4,390,000		4,224,203
Marsh & McLennan Cos., Inc., 5.750%, 09/15/15		3,295,000		3,241,661

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Finance - 11.4% (continued)
Marsh & McLennan Cos., Inc., 5.875%, 08/01/33		$7,365,000		$6,708,116
Morgan Stanley & Co., Inc., 3.625%, 04/01/08		2,100,000		2,057,506
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		10,125,000		10,913,150
SLM Corp., 6.500%, 06/15/10	NZD	500,000		342,655
Spieker Properties, Inc., 7.350%,12/01/17		250,000		299,747
St. Paul Travelers Companies, Inc. 6.750%, 06/20/36		2,610,000		2,884,901
Toll Brothers Finance Corp., 5.150%, 05/15/15		3,785,000		3,468,131
Travelers Property Casualty Corp., 6.375%, 03/15/33		3,040,000		3,201,725
Wells Fargo Co., 5.121%, 05/01/33 [6]		8,390,000	[2]	8,417,100
Total Finance				103,298,071
Industrial - 32.0%
Abitibi-Consolidated, Inc., 7.500%, 04/01/28		500,000		383,750
Albertson’s, Inc., 6.625%, 06/01/28		1,015,000		921,476
Albertson’s, Inc., 7.450%, 08/01/29		595,000		581,314
Albertson’s Inc., 7.750%, 06/15/26		915,000		912,659
Altria Group, Inc., 7.000%, 11/04/13		1,500,000		1,629,774
America Movil, S.A. de C.V., 4.125%, 03/01/09		3,000,000	[2]	2,919,171
American President, Ltd., 8.000%, 01/15/24		250,000	[5]	224,375
Anadarko Petroleum Corp., 5.950%, 09/15/06		4,915,000		4,925,287
Anadarko Petroleum Corp., 6.450%, 09/15/36		3,630,000		3,668,100
Arrow Electronics, Inc., 6.875%, 07/01/13		500,000		521,598
AT&T, Inc., 6.150%, 09/15/34		1,375,000		1,352,403
AT&T, Inc., 6.500%, 03/15/29		7,650,000		7,635,687
Avnet, Inc., 2.000%, 03/15/34		1,425,000		1,433,906
Avnet, Inc., 6.000%, 09/01/15		5,105,000		5,033,525
Avnet, Inc., 6.625%, 09/15/16		1,370,000		1,408,772
BellSouth Corp., 6.000%, 11/15/34		9,740,000	[2]	9,351,501
Bowater, Inc., 6.500%, 06/15/13		1,675,000	[2]	1,528,438
Bristol-Myers Squibb, 4.860%, 09/15/23 [6]		6,060,000		6,060,000
Centex Corp., 5.250%, 06/15/15		1,915,000		1,808,712
Chartered Semiconductor Manufacturing, 6.250%, 04/04/13		5,600,000		5,637,246
Cia Brasileira de Bebida, 8.750%, 09/15/13		3,795,000		4,421,175
Clear Channel Communications, 4.250%, 05/15/09		1,500,000		1,452,778
Clear Channel Communications, 5.750%, 01/15/13		500,000		444,634
Comcast Corp., 5.650%, 06/15/35		4,910,000		4,456,989
Comcast Corp., 6.450%, 03/15/37		10,570,000		10,575,708
Comcast Corp., 6.500%, 11/15/35		375,000		377,649
Continental Airlines, Inc., 6.795%, 08/02/20		53,026		52,761
Corning, Inc., 6.850%, 03/01/29		9,142,000		9,513,869
Corning, Inc., 7.250%, 08/15/36		1,185,000		1,269,914
Cummins, Inc., 7.125%, 03/01/28		50,000		51,974
D.R. Horton, Inc., 5.250%, 02/15/15		5,495,000	[2]	5,129,121
Desarrolladora Homex S.A. de C.V., 7.500%, 09/28/15		2,725,000		2,779,500

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 32.0% (continued)
Devon Energy Corp., 4.900%, 08/15/08	$1,250,000		$1,731,250
Devon Energy Corp., 4.950%, 08/15/08	1,692,000		2,343,420
Dillards, Inc., 7.000%, 12/01/28	225,000		214,875
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)	2,615,000		2,686,837
El Paso Corp., 6.750%, 05/15/09	250,000		255,312
El Paso Corp., 6.950%, 06/01/28	1,030,000		1,024,850
El Paso Corp., 7.000%, 05/15/11	500,000		518,750
Energy Transfer Partners LP, 6.125%, 02/15/17	700,000		709,739
Energy Transfer Partners LP, 6.625%, 10/15/36	515,000		530,279
Foot Locker, Inc., 8.500%, 01/15/22	570,000		560,025
Ford Motor Co., 6.375%, 02/01/29	1,990,000		1,427,825
Georgia-Pacific Corp., 7.250%, 06/01/28	1,195,000		1,159,150
Georgia-Pacific Corp., 7.750%, 11/15/29	1,510,000		1,506,225
Georgia-Pacific Corp., 8.000%, 01/15/24	985,000		999,775
Georgia-Pacific Corp., 8.875%, 05/15/31	2,750,000		2,908,125
GTE Corp., 6.940%, 04/15/28	130,000		136,295
HCA, Inc., 6.250%, 02/15/13	1,940,000		1,716,900
HCA, Inc., 5.750, 03/15/14	2,500,000		2,075,000
HCA, Inc., 7.050%, 12/01/27	1,600,000		1,204,216
HCA, Inc., 7.580%, 09/15/25	730,000		593,981
Hutchison Whampoa International, Ltd., 5.450%, 11/24/10 (a)	2,225,000		2,231,493
International Paper Co., 4.000%, 04/01/10	1,000,000		959,807
International Paper Co., 4.250%, 01/15/09	1,000,000		978,609
Kellwood Co., 7.625%, 10/15/17	250,000		228,500
KN Capital Trust III, 7.630%, 04/15/28	75,000		69,688
Koninklijke KPN NV, 8.375%, 10/01/30	815,000		933,790
Lennar Corp., 5.600%, 05/31/15	2,740,000		2,619,932
Lennar Corp., 6.500%, 04/15/16	2,340,000		2,374,183
Lowe’s Co., Inc., 6.875%, 02/15/28	500,000		555,706
Lubrizol, Corp., 6.500%, 10/01/34	7,825,000		7,874,227
Lucent Technologies, Inc., 6.450%, 03/15/29	1,160,000		1,070,100
Missouri Pacific Railroad Corp., 5.000%, 01/01/45	300,000		236,576
Motorola, Inc., 8.000%, 11/01/11	1,075,000		1,189,558
New England Telephone & Telegraph Co., 7.875%, 11/15/29	2,390,000		2,607,655
News America, Inc., 6.200%, 12/15/34	2,790,000		2,692,950
News America, Inc., 6.400%, 12/15/35	5,820,000		5,781,786
Nextel Communications, Inc., 5.950%, 03/15/14	18,155,000		17,679,629
NiSource Finance Corp., 6.150%, 03/01/13	1,250,000	[2]	1,273,050
ONEOK Partners LP, 6.650%, 10/01/36	1,000,000		1,022,832
Owens & Minor, Inc., 6.350%, 04/15/16	1,000,000		1,004,049
Owens Corning, Inc., 6.500%, 12/01/16 (a)	1,265,000		1,285,035
Owens Corning, Inc., 7.000%, 12/01/36 (a)	1,895,000		1,913,573
Pemex Project Funding Master Trust, 8.625%, 12/01/23	950,000		1,169,688

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 32.0% (continued)
Penney (JC), Co., 7.125%, 11/15/23	$33,000		$35,908
PF Export Rec Master Trust, 6.436%, 06/01/15 (a)	685,891		699,609
Plains All American Pipeline LP, 6.125%, 01/15/17 (a)	2,770,000		2,784,434
Plains All American Pipeline LP, 6.650%, 01/15/37 (a)	5,960,000		6,051,063
Pulte Homes, Inc., 5.200%, 02/15/15	2,935,000		2,796,324
Pulte Home, Inc., 6.000%, 02/15/35	10,150,000	[2]	9,284,449
Pulte Homes, Inc., 6.375%, 05/15/33	4,570,000		4,266,831
Qantas Airways Ltd., 6.050%, 04/15/16 (a)	11,800,000	[2]	10,502,378
Qwest Capital Funding, Inc., 6.500%, 11/15/18	315,000		294,525
Qwest Capital Funding, Inc., 6.875%, 07/15/28	1,180,000		1,078,225
Qwest Capital Funding, Inc., 7.625%, 08/03/21	1,435,000		1,413,475
Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,600,000		1,570,013
Raytheon Co., 7.000%, 11/01/28	1,500,000		1,717,641
Raytheon Co., 7.200%, 08/15/27	800,000		931,608
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	4,695,000		5,010,889
Schering-Plough Corp., 5.300%, 12/01/13	1,500,000		1,504,346
Southern Natural Gas Co., 7.350%, 02/15/31	1,000,000		1,100,746
Teck Cominco Ltd., 7.000%, 09/15/12	1,000,000		1,057,475
Telefonica Emisiones SAU, 7.045%, 06/20/16	12,125,000		12,878,775
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)	250,000		305,086
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	2,395,000		2,528,828
Time Warner, Inc., 6.500%, 11/15/36	660,000		656,914
Time Warner, Inc., 6.625%, 05/15/29	1,995,000		2,020,440
Time Warner, Inc., 6.950%, 01/15/28	855,000		897,235
Time Warner, Inc., 7.625% 04/01/31	560,000		625,610
Time Warner, Inc., 7.700%, 05/01/32	365,000		411,827
Transocean, Inc., 7.375%, 04/15/18	500,000		548,858
US West Communications, Inc., 6.875% 09/15/33	820,000		783,100
US West Communications, Inc., 7.250%, 09/15/25	560,000		575,400
USG Corp., 6.300%, 11/15/16 (a)	1,410,000		1,397,648
Vale Overseas Ltd., 6.875%, 11/01/36	3,200,000		3,282,066
Verizon Global Funding Corp., 5.850%, 09/15/35	11,400,000		10,918,316
Verizon Maryland, Inc., 5.125%, 06/15/33	845,000		693,203
Verizon New York, Inc., 7.375%, 04/01/32	3,090,000		3,190,462
Viacom, Inc., 6.875%, 04/30/36	4,160,000		4,112,905
Watson Pharmaceuticals, Inc., 1.75% 03/01/23	515,000		475,088
Weatherford International, Inc., 6.500%, 08/01/36	1,565,000		1,571,057
Western Union Co., 6.200%, 11/17/36 (a)	9,085,000		8,534,131
Williams Co., Inc., Series A, 7.500%, 01/15/31	1,000,000		1,037,500
XTO Energy, Inc., 6.100%, 04/01/36	190,000		185,425
Total Industrial			290,248,824

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Utilities - 3.2%
Commonwealth Edison, 4.700%, 04/15/15		$1,465,000		$1,364,867
Commonwealth Edison, 5.875%, 02/01/33		5,000,000		4,856,970
Constellation Energy Group, Inc., 4.550%, 06/15/15		1,675,000		1,550,644
Dominion Resources, Inc., 5.950%, 06/15/35		740,000		727,516
Empresa Nacional de Electricidad SA, 8.625%, 08/01/15		300,000		353,082
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27		2,900,000		3,302,552
Enersis SA, Yankee, 7.400%, 12/01/16		225,000		247,227
ITC Holdings Corp., 5.875%, 09/30/16 (a)		2,410,000		2,391,617
ITC Holdings Corp., 6.375%, 09/30/36 (a)		3,605,000		3,595,011
Methanex Corp., 6.000%, 08/15/15		2,825,000		2,679,616
MidAmerican Energy Holdings, 5.875%, 10/01/12		750,000		763,460
MidAmerican Energy Holdings Co., 6.125%, 04/01/36		2,305,000		2,323,564
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)		2,000,000		2,344,180
Toledo Edison Co., 6.150%, 05/15/37		2,390,000		2,352,644
Total Utilities				28,852,950
Total Corporate Bonds (cost $419,156,870)				430,580,990
Foreign Government and Agency Obligations - 5.3%
British Columbia, Province of, 6.000%, 06/09/08	CAD	560,000		492,362
Canada Government, 4.250%, 09/01/08	CAD	20,505,000		17,640,823
Canada Government, 4.250%, 12/01/08	CAD	820,000		706,052
European Investment Bank, 0.000%, 03/10/21 4	AUD	5,000,000		1,699,590
European Investment Bank, 0.000%, 09/12/08 (a) [4]	BRL	13,323,060		5,100,266
Government of Canada., 2.750%, 12/07/07	CAD	5,260,000		4,455,360
Manitoba, Province of, 5.750%, 06/02/08	CAD	3,800,000		3,328,417
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	56,500,000		5,449,167
Mexican Government, 9.000%, 12/20/12	MXN	54,500,000		5,442,937
Ontario Province, 5.700%, 12/01/08	CAD	545,000		480,674
Province of Alberta, Series CS, Sinking Fund, 5.930%, 09/16/16	CAD	182,071		167,986
Republic of Brazil, 12.500%, 01/05/22	BRL	5,160,000		2,749,424
Total Foreign Government and Agency Obligations (cost $45,136,437)				47,713,058
U.S. Government and Agency Obligations - 41.3%
Federal Home Load Mortgage Corporation - 0.6%
FHLMC, Gold, 5.000%, 12/01/31		202,230		195,651
FHLMC, 5.500%, 09/15/11		5,090,000	[2]	5,203,955
Total Home Loan Mortgage Corporation				5,399,606
Federal National Mortgage Association - 1.3%
FNMA, 2.290%, 02/19/09	SGD	3,800,000		2,420,113
FNMA, 3.220%, 06/20/07	SGD	500,000		325,666
FNMA, 4.000%, 10/01/18		9,550,942		9,018,960
FNMA, 6.000%, 07/01/29		22,984		23,246
Total Federal National Mortgage Association				11,787,985

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
U.S. Treasury Bonds - 23.3%
USTB, 4.500%, 09/30/11	$40,000,000		$39,648,440
USTB, 5.375%, 02/15/31	160,405,000	[2]	171,821,345
Total U.S. Treasury Bonds			211,469,785
U.S. Treasury Notes - 16.1%
USTN, 4.250%, 11/30/07	5,000,000	[2]	4,965,625
USTN, 3.000%, 02/15/08	6,815,000	[2]	6,668,587
USTN, 3.250%, 08/15/08	5,000,000	[2]	4,876,560
USTN, 3.700%, 05/15/08	45,790,000	[2]	45,088,864
USTN, 4.625%, 11/30/08	85,000,000	[2]	84,691,195
Total U.S. Treasury Bonds			146,290,831
Total U.S. Government and Agency Obligations (cost $365,471,960)			374,948,207
Municipal Bonds - 0.4%
MI Tobacco Settlement, 7.309%, 06/01/34 (cost $3,209,809)	3,210,000		3,351,144

	Shares
Preferred Stocks - 0.9%
Entergy New Orleans, Inc., 4.750%	482		34,990
Entergy New Orleans, Inc., 5.560%	100		8,369
Newell Financial Trust I, 5.250%	84,628		4,030,408
Travelers Property Casualty Corp., 4.500%, 04/15/32	149,275		3,902,048
Wisconsin Electric Power Co., 3.600%	3,946		277,330
Total Preferred Stocks (cost $7,330,852)			8,253,145
Other Short-Term Investments - 24.7%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	194,770,969		194,770,969
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	28,892,473		28,892,473
Total Other Short-Term Investments (cost $223,663,442)			223,663,442
Total Investments - 120.1% (cost $1,063,969,370)			1,088,509,986
Other Assets, less Liabilities - (20.1)%			(181,733,840)
Net Assets - 100%			$906,776,146

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Portfolio Manager’s Comments

The Managers Global Bond Fund’s (the “Fund”) objective is to achieve income and capital appreciation by investing in high quality foreign and domestic fixed-income securities.

The Fund currently employs a single subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inefficiencies inherent in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed income securities of issuers whose credit profiles it believes are improving. The investment team also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities throughout the world in an effort to find securities that they believe may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.

Portfolio managers Kenneth Buntrock and David Rolley and their team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze in detail the financial condition of individual countries and companies, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving country or company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection (particularly when prevailing rates are low)

•	Stable or improving fundamentals (for corporate bonds)

Portfolio Management:

•	Seeks to identify attractively valued issues through fundamental research

•	Believes the greatest opportunity to add value is through accurately pricing credit risk

•	Analyzes stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, and Loomis’ expectations regarding general trends in interest rates

•	Employs bottom-up security selection approach

•	Ensures the average portfolio quality is Aa or higher

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

THE YEAR IN REVIEW

Managers Global Bond Fund returned 7.36% during 2006, compared to a return of 6.64% for the Lehman Brothers Global Aggregate Bond Index.

Global bond markets provided positive returns for U.S. investors during the year, generally boosted by foreign currency appreciation versus the U.S. Dollar. Most central banks, including the U.S. Federal Reserve were in tightening modes throughout the year, which pushed up on short-term rates. Meanwhile, moderating U.S. and Japanese economic growth along with rather modest global inflation and ample liquidity caused longer term rates to remain stable or drop. Hence most local yield curves flattened and some curves, such as the U.S. Treasury yield curve, inverted. This made the carry trade, where investors seek to borrow short term and invest (lend) long term, to collect the difference, difficult to execute except in the peripheral markets where yield curves remained positively sloped.

Across all bond markets it was the riskiest assets that were rewarded with the highest returns. Despite again starting out with historically low yield spreads, riskier assets continued to outperform and yield premiums tightened further. High levels of liquidity and historically low levels of volatility tempted investors to continue to stretch for yield, and there have yet to be any events to catalyze a widening. High-quality developed markets’ bonds added little or no value in local currency terms, but emerging markets and high yield issues performed extremely well. On a trade weighted basis, the U.S. dollar dropped 4.8%, which was more than all other major currencies except for the Japanese yen, which depreciated 5.55%.

The Fund’s modest outperformance during the year was a result of the portfolio managers’ conservative positioning in terms of interest rates and yield curves while being aggressive in terms of credit and foreign currency exposure. This was particularly effective during the first and fourth quarters when credits rallied. From a country perspective, the Portfolio’s positioning was modestly overweight in U.S. bonds while underexposed to U.S. dollars, which was productive. Its neutral position in yen was not helpful, although its overweight in smaller markets bonds and currencies was profitable during the year.

LOOKING FORWARD

As we move into 2007 and beyond, Loomis expects the bond market to be driven by three main factors: low yield volatility associated with stable monetary policy, a supportive macro backdrop with solid though slower economic growth with contained inflation, and generally full valuations putting the focus on security selection. These factors extend to the foreign markets; Loomis sees “most foreign markets along with their currencies [to be] fairly valued, except for the yen and a handful of smaller currencies.” So while the market as a whole looks to provide unexciting returns, there may be opportunities to add value.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Global Aggregate Index is a broad-based index comprised of 10,232 global investment-grade fixed income securities covering the U.S., Europe and Asia. Unlike the Fund, the Lehman Brothers Global Aggregate Index is unmanaged, is not available for investment, and does not incur expenses. This graph compares a hypothetical $10,000 investment made in Global Bond on December 31, 1996, to a $10,000 investment made in the Lehman Brothers Global Aggregate Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that

Managers Global Bond Fund

Portfolio Manager’s Comments (continued)

a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Lehman Brothers Global Aggregate Index from December 31, 1996 through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Ten Years	Inception Date
Global Bond	7.36%	9.92%	5.00%	3/25/94
Lehman Brothers Global Aggregate Index	6.64%	7.85%	5.52%

Managers Global Bond Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Global Bond Fund**	Lehman Bros Global Aggregate Index
Foreign Government	38.9%	50.2%
Finance	21.5%	8.4%
U.S. Government Agency Obligations	13.0%	4.0%
Industrials	10.0%	6.1%
U.S. Treasury	6.3%	9.4%
Asset-Backed Securities	3.6%	0.6%
Utilities	1.8%	1.5%
Other MBS	0.0%	6.5%
Agency Fixed Rate MBS/CMO	0.0%	13.3%
Other Assets and Liabilities	4.9%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
USTN, 4.750%, 03/31/11	4.4%
Belgium Government Bond, 3.750%, 03/28/09*	3.6
Irish Government, 4.600%, 04/18/16*	3.2
Development Bank of Japan, 1.750%, 06/21/10*	2.7
KfW International Finance, Inc., 2.050%, 09/21/09*	2.4
Depfa ACS Bank, 0.750%, 09/22/08*	2.3
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10*	2.2
FNMA, 1.750%, 03/26/08*	2.2
Canadian Government, 4.500%, 06/01/15	2.2
FHLMC Gold Pool, 5.000%, 07/01/35*	2.1
Top Ten as a Group	27.3%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2006

Security Description	Principal Amount			Value
Foreign Government and Agency Obligations - 38.9%
Foreign Government - 38.9%
Argentina, Republic of, 2.000%, 09/30/14 [7]	ARS	640,000		$230,156
Bank of England Euro Note, 3.000%, 01/27/09	EUR	70,000		90,657
Barclays Financial LLC., 4.670%, 03/23/09 (03/23/2007) [6]	KRW	307,770,000		330,859
Belgium Government Bond, 3.750%, 03/28/09	EUR	1,450,000		1,907,498
Belgium Kingdom, 5.500%, 09/28/17	EUR	495,000		736,851
Bundes Immobil, 4.625%, 09/27/12	EUR	525,000		708,329
Bundes Obligation, 3.250%, 04/17/09	EUR	585,000		761,492
Canadian Government, 4.500%, 06/01/15	CAD	1,350,000		1,191,714
Development Bank of Japan, 1.750%, 06/21/10	JPY	171,000,000		1,472,610
Duetschland Republic, 4.000%, 01/04/37	EUR	800,000		1,040,935
European Investment Bank, 0.000%, 03/10/21 [4]	AUD	655,000		222,646
Irish Government, 4.600%, 04/18/16	EUR	1,230,000		1,701,396
Kingdom of Norway, 5.500%, 05/15/09	NOK	5,155,000	[2]	847,440
Mexican Fixed Rate Bond, 8.000%, 12/17/15	MXN	6,550,000		628,019
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	500,000		48,223
Mexican Government, 9.000%, 12/20/12	MXN	2,390,000		238,690
Netherlands Government SA, 5.500%, 01/15/28	EUR	190,000		299,079
Norwegian Government, 5.000%, 05/15/ 15	NOK	6,145,000		1,026,444
Norwegian Government, 6.000%, 05/16/11	NOK	1,155,000		196,884
Republic of Columbia, 7.375%, 01/27/17	USD	100,000		107,500
Republic of Columbia, 11.750%, 03/01/10	COP	136,000,000		65,588
Republic of Columbia, 12.000%, 10/22/15	COP	422,000,000		222,396
Republic of Deutschland, Series 02, 5.000%, 01/04/12	EUR	300,000		414,784
Republic of Indonesia, 6.875%, 03/09/17 (a)	USD	105,000		111,562
Republic of Poland, 1.020%, 06/09/09	JPY	100,000,000		838,200
Republic of South Africa, 5.250%, 05/16/13	EUR	350,000		476,643
Republic of South Africa, 13.000%, 08/31/10	ZAR	2,850,000	[2]	467,330
Republic of Uruguay, 8.000%, 11/18/22	USD	245,000		278,075
Singapore Government, 4.625%, 07/01/10	SGD	1,120,000		769,209
Spain, Government of, 3.600%, 01/31/09	EUR	715,000		938,169
Swedish Government, 5.250%, 03/15/11	SEK	6,960,000		1,072,067
U.K. Gilts, 4.250%, 03/07/36	GBP	250,000		493,118
U.K. Treasury, 5.000%, 03/07/12	GBP	265,000		519,592
U.K. Treasury, 6.250%, 11/25/10	GBP	215,000		438,363
Total Foreign Government and Agency Obligations (cost $19,450,473)				20,892,518
Corporate Bonds - 36.9%
Asset-Backed Securities - 3.6%
DaimlerChrysler Auto Trust, Series 2004-B, Class A4, 3.710%, 10/08/09	USD	35,000		34,522
DaimlerChrysler Auto Trust, Class A4, Series 2005-A, 3.740%, 02/08/10	USD	340,000		334,509
DaimlerChrysler N.A. Holdings Corp., 4.875%, 06/15/10	USD	95,000		92,606

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Asset-Backed Security - 3.6% (continued)
Greenwich Capital Commericial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 05/21/10	USD	385,000		$383,631
Honda Auto Receivables Owner Trust, Class A4, Series 2005-1, 3.820%, 05/21/10	USD	330,000	[2]	323,497
Honda Auto Receivables Owner Trust, 4.930%, 03/18/11	USD	100,000		99,577
MBNA Credit Card Master Note Trust, 4.300%, 02/15/11	USD	410,000		404,626
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 02/12/39 [7]	USD	235,000		236,576
Total Asset-Backed Securities				1,909,544
Finance - 21.5%
Bank of America Corp., 5.750%, 08/15/16	USD	185,000	[2]	188,816
Barclays Capital Corp., 4.100%, 02/22/10 (a)	THB	8,000,000		209,670
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	7,000,000		184,093
Barclays Financial LLC., 4.060%, 09/16/10 (a)	KRW	220,000,000		231,449
Barclays Financial LLC., 4.460%, 09/23/10 (a)	KRW	110,000,000		117,322
BSkyB Finance PLC, 5.750%, 10/20/17	GBP	210,000		400,903
Cerro Negro Finance, Ltd., 7.900%, 12/01/20 (a)	USD	70,000		67,900
CIT Group, Inc., 5.500%, 12/01/14	GBP	80,000		153,283
Citibank N.A., 15.000%, 07/02/10 (a)	BRL	460,000		240,806
Couche-Tard US/Finance, 7.500%, 12/15/13	USD	160,000		163,600
Depfa ACS Bank, 0.750%, 09/22/08	JPY	150,000,000		1,260,455
Ford Motor Credit Co., 5.700%, 01/15/10	USD	360,000		345,097
Goldman Sachs Group, Inc., 3.963%, 05/23/16 (02/23/07) [6]	EUR	350,000		461,215
Hypothekenbank in Essen AG, 5.250%, 01/22/08	EUR	810,000		1,083,201
Instituto de Credito Oficial. 8.000%, 09/28/09	JPY	30,000,000		251,186
Inter-American Development Bank, 1.900%, 07/08/09	JPY	60,000,000		516,705
International Bank for Reconstruction & Development, 2.000%, 02/18/08	JPY	58,000,000		494,036
Japan Bank for International Cooperation, 0.350%, 03/19/08	JPY	18,000,000		150,725
JP Morgan Chase & Co., 5.125%, 09/15/14	USD	270,000		265,496
JPMorgan Chase of London, 0.000%, 10/21/10 (a) [4]	IDR	2,680,548,500		216,831
KfW International Finance, Inc., 1.750%, 03/23/10	JPY	20,000,000	[2]	172,063
KfW International Finance, Inc., 2.050%, 09/21/09	JPY	148,000,000	[2]	1,280,135
Kinder Morgan Finance Inc., 5.150%, 03/01/15	USD	35,000	[2]	31,406
Kinder Morgan Finance Co., 5.700%, 01/05/16	USD	65,000		59,639
Kinder Morgan Finance Co., 6.400%, 01/05/36	USD	90,000		80,242
Morgan Stanley Co., Series EMTN, 5.375%, 11/14/13	GBP	120,000		232,588
Muenchener Hypothekenbank eG, 5.000%, 01/16/12	EUR	685,000		942,199
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10	JPY	140,000,000	[2]	1,206,287
Permanent Financing PLC, 5.100%, 06/11/07	EUR	275,000		364,707
SLM Corp., 6.500%, 06/15/10	NZD	245,000		167,901
Total Finance				11,539,956
Industrials - 10.0%
Albertson’s, Inc., 6.625%, 06/01/28	USD	35,000		31,775
Albertson’s, Inc., 7.450%, 08/01/29	USD	165,000	[2]	161,205
Albertson’s, Inc., 7.750%, 06/15/26	USD	40,000	[2]	39,898
Albertson’s, Inc., 8.000%, 05/01/31	USD	40,000		40,574

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrials - 10.0% (continued)
Albertson’s, Inc., 8.700%, 05/01/30	USD	5,000		$5,222
America Movil SA, 9.000%, 01/15/16	MXN	1,400,000		138,989
America Movil, S.A. de C.V., 4.125%, 03/01/09	USD	135,000	[2]	131,363
American Standard, Inc., 8.250%, 06/01/09	GBP	50,000		102,138
American Stores Co., 8.000%, 06/01/26	USD	25,000	[2]	26,278
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	500,000		318,301
Bertelsmann AG, 3.625%, 10/06/15	EUR	180,000		218,292
Chesapeake Energy Corp., 6.250%, 01/15/17	EUR	105,000		141,723
Chesapeake Energy Corp., 6.500%, 08/15/17	USD	30,000		29,325
Chesapeake Energy Corp., 6.875%, 11/15/20	USD	70,000		68,775
Comcast Corp., 6.450%, 03/15/37	USD	210,000		210,113
Corning Inc., 6.750%, 09/15/13	USD	125,000		132,749
Desarrolladora Homex S.A. de C.V., 7.500%, 09/28/15	USD	380,000		387,600
France Telecom SA, 3.625%, 10/14/15	EUR	210,000		256,888
Georgia-Pacific Corp., 7.125%, 01/15/17 (a)	USD	105,000		104,737
Georgia-Pacific Corp., 7.250%, 06/01/28	USD	160,000		155,200
Hanarotelecom, Inc., 7.000%, 02/01/12 (a)	USD	50,000	[2]	50,125
Harrahs Operating Co., Inc., 5.750%, 10/01/17	USD	130,000		108,915
HCA, Inc., 5.500%, 12/01/09 (a)	USD	165,000		176,756
K. Hovnanian Enterprises, Inc., 6.250%, 01/15/16 (a)	USD	145,000	[2]	137,025
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/14	USD	5,000		4,800
K. Hovnanian Enterprises, Inc., 6.500%, 01/15/14	USD	5,000		4,850
KN Capital Trust III, 7.630%, 04/15/28	USD	5,000		4,646
LPG International, Inc., 7.250%, 12/20/15	USD	120,000		120,600
Lucent Technologies, Inc., 6.450%, 03/15/29	USD	115,000	[2]	106,088
News America Holdings, 8.625%, 02/07/14	AUD	350,000	[5]	294,851
Owens & Minor, Inc., 6.350%, 04/15/16	USD	200,000		200,810
Qwest Capital Funding, Inc., 6.500%, 11/15/18	USD	40,000		37,400
Qwest Capital Funding, Inc., 6.875%, 07/15/28	USD	15,000	[2]	13,706
Qwest Capital Funding, Inc., 7.250%, 02/15/11	USD	75,000	[2]	76,594
Qwest Capital Funding, Inc., 7.750%, 02/15/31	USD	65,000	[2]	63,782
Qwest Corp., 6.875%, 09/15/33	USD	75,000		71,625
Qwest Corp., 7.500%, 10/01/14	USD	40,000		42,400
Qwest Corp., 7.875%, 09/01/11	USD	75,000		79,875
Qwest, Inc., 7.250%, 09/15/25	USD	5,000	[2]	5,138
Rogers Cable, Inc., 5.500%, 03/15/14	USD	110,000	[2]	105,181
Stena AB, 7.000%, 12/01/16	USD	170,000		161,500
Stena AB, 7.500%, 11/01/13	USD	75,000		74,062
Telefonica Emisiones SAU, 6.421%, 06/20/16	USD	265,000		273,379
Thales SA, 4.375%, 07/22/11	EUR	35,000		46,321
Time Warner, Inc., 6.625%, 05/15/29	USD	310,000		313,953
Time Warner, Inc., 6.950%, 01/15/28	USD	85,000		89,199
Total Industrials				5,364,726

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Utilities - 1.8%
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	USD	200,000		$227,762
Enersis SA, Yankee, 7.400%, 12/01/16	USD	80,000		87,903
Exelon Generation Co. LLC, 5.350%, 01/15/14	USD	115,000		112,641
National Grid PLC, 6.300%, 08/01/16	USD	250,000		258,921
Veolia Environnement, 4.000%, 02/12/16	EUR	205,000		255,585
Total Utilities				942,812
Total Corporate Bonds (cost $19,621,167)				19,757,038
U.S. Government and Agency Obligations - 19.3%
U.S. Government Agency Obligations - 13.0%
FHLMC Gold Pool, 4.000%, 02/01/20	USD	60,887		57,309
FHLMC Gold Pool, 4.500%, 04/01/35	USD	280,832		264,379
FHLMC Gold Pool, 5.000%, 04/01/20 to 07/01/35	USD	1,388,924		1,344,042
FHLMC Gold Pool, 6.000%, 05/01/18 to 10/01/20	USD	74,130		75,134
FHLMC Gold Pool, 6.500%, 08/01/35 to 10/01/35	USD	72,824		74,187
FNMA, 1.750%, 03/26/08	JPY	140,000,000	[2]	1,191,769
FNMA, 2.290%, 02/19/09	SGD	400,000		254,749
FNMA, 4.500%, 05/01/20 to 09/01/35	USD	283,890		271,595
FNMA, 5.000%, 10/01/19 to 09/01/35	USD	718,606		696,425
FNMA, 5.500%, 11/01/16 to 12/01/35	USD	1,663,680		1,645,581
FNMA, 6.000%, 06/01/17 to 05/01/35	USD	722,908		730,037
FNMA, 6.500%, 03/01/33 to 05/01/36	USD	231,710		236,795
GNMA, 5.500%, 11/20/34	USD	30,837		30,631
GNMA, 5.500%, 02/20/36	USD	86,908		86,273
GNMA, 6.000%, 10/20/35	USD	38,740		39,187
Total U.S. Government Agency Obligations				6,998,093
U.S. Treasury - 6.3%
USTB, 5.000%, 03/07/25	GBP	230,000		478,272
USTN, 4.750%, 03/31/11	USD	2,375,000	[2]	2,378,990
Treasury Inflation Index Bond TII, 2.000%, 01/15/26	USD	544,245	[2]	511,845
Total U.S. Treasury				3,369,107
Total U.S. Government and Agency Obligations (cost $10,364,729)				10,367,200

	Shares
Other Investment Companies - 18.8%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% 3	9,147,517	9,147,517
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	957,729	957,729
Total Other Investment Companies (cost $10,105,246)		10,105,246
Total Investments - 113.9% (cost $59,541,615)		61,122,002
Other Assets, less Liabilities - (13.9)%		(7,452,465)
Net Assets - 100.0%		$53,669,537

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2006, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Value	$81,214,437	$18,209,751	$(317,369)	$17,892,382
Managers AMG Essex Large Cap Growth	74,822,498	9,887,350	(1,155,489)	8,731,861
Small Company	40,883,600	7,115,594	(1,146,063)	5,969,531
International Equity	177,327,497	66,998,456	(2,330,419)	64,668,037
Emerging Markets Equity	115,748,481	55,726,432	(594,798)	55,131,634
Bond	1,064,540,978	29,692,263	(5,723,255)	23,969,008
Global Bond	59,543,642	2,417,390	(839,030)	1,578,360

*	Non-income-producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualifi ed buyers. At December 31, 2006, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Emerging Markets Equity	$6,737,057	4.4%
Bond	80,702,431	8.9%
Global Bond	2,166,577	4.0%

[1]	Yield shown for an investment company represents the December 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2006, amounting to:

Fund	Market Value	% of Net Assets
Value	$17,406,911	21.5%
Managers AMG Essex Large Cap Growth	16,906,844	25.6
Small Company	8,125,616	21.1
International Equity	11,624,259	5.0
Emerging Markets Equity	14,806,257	9.7
Bond	190,287,441	21.0
Global Bond	8,711,652	16.2

[3]	Collateral received from brokers for securities lending was invested in these short-term investments

[4]	Zero coupon security.

[5]	Security is illiquid.

[6]	Floating Rate Security. The rate listed is as of December 31, 2006. Date in parenthesis represents the security’s next coupon rate reset.

[7]	Variable Rate Security. The rate listed is as of December 31, 2006 and is periodically reset subject to terms and conditions set forth in the debenture.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
USTB:	United States Treasury Bond
USTN:	United States Treasury Note
GMAC:	General Motors Acceptance Corp.

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

ARS:	Argentine Peso
AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
COP:	Columbian Peso
EUR:	Euro
GBP:	British Pound
IDR:	Indonesian Rupiah
JPY:	Japanese Yen
KRW:	South Korean Won
MXN:	Mexican Peso
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
SEK:	Swedish Krona
SGD:	Singapore Dollar
THB:	Thailand Baht
ZAR:	South African Rand

Statements of Assets and Liabilities

December 31, 2006

	Managers Value Fund	Managers AMG Essex Large Cap Growth Fund	Managers Small Company Fund
Assets:
Investments at value (including securities on loan valued at $17,406,911, $16,906,844, $8,125,616, $11,624,259, $14,806,257, $190,287,441 and $8,711,652, respectively)*	$99,106,819	$83,554,359	$46,853,131
Cash	—	—	—
Foreign currency**	—	—	—
Receivable for investments sold	—	64,392	38,863
Receivable for Fund shares sold	11,068	32,705	81,032
Unrealized gains on forward foreign currency contracts	—	—	—
Dividends, interest and other receivables	71,609	58,520	18,505
Prepaid expenses	9,023	9,708	8,443

Total assets	99,198,519	83,719,684	46,999,974

Liabilities:
Payable to affiliate	—	5,157	—
Payable to Custodian	29,992	97,287	11,259
Payable for Fund shares repurchased	90,061	29,285	17,101
Payable upon return of securities loaned	18,027,521	17,458,431	8,431,145
Payable for investments purchased	—	—	19,749
Unrealized losses on forward foreign currency contracts	—	—	—
Payable for variation margin on futures	—	—	—
Other payables	—	—	—
Accrued expenses:
Investment advisory and management fees	44,810	45,665	22,958
Administrative fees	17,124	14,270	8,189
Other	72,702	70,384	51,531

Total liabilities	18,282,210	17,720,479	8,561,932

Net Assets	$80,916,309	$65,999,205	$38,438,042

Shares outstanding	2,892,123	2,261,722	3,209,870

Net asset value, offering and redemption price per share	$27.98	$29.18	$11.97

Net Assets Represent:
Paid-in capital	$60,760,869	$202,583,674	$33,005,066
Undistributed net investment income (loss)	—	—	—
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	1,288,419	(145,358,321)	(587,710)
Net unrealized appreciation of investments, futures and foreign currency contracts and translations	18,867,021	8,773,852	6,020,686

Net Assets	$80,916,309	$65,999,205	$38,438,042

* Investments at cost	$80,239,798	$74,780,507	$40,832,445

** Foreign currency at cost	—	—	—

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Bond Fund	Managers Global Bond Fund
$241,995,534	$170,880,115	$1,088,509,986	$61,122,002
—	—	920,550	617,788
434,462	583,437	—	392,777
739,311	27,034	—	—
97,159	238,419	5,031,404	38,313
349	—	—	16,130
342,067	309,660	11,979,327	884,039
8,920	6,752	32,745	6,590

243,617,802	172,045,417	1,106,474,012	63,077,639

—	—	—	—
88,862	883,756	3,031	—
259,783	196,730	393,951	70,402
11,857,706	15,391,473	194,770,969	9,147,517
2,744	2,124,776	3,652,863	—
1,711	—	—	65,513
211	—	—	—
—	1,740	12,323	—
175,031	145,553	438,088	28,934
48,620	31,642	185,209	9,153
267,008	287,068	241,432	86,583

12,701,676	19,062,738	199,697,866	9,408,102

$230,916,126	$152,982,679	$906,776,146	$53,669,537

3,425,134	6,258,400	36,506,016	2,535,652

$67.42	$24.44	$24.84	$21.17

$230,886,071	$95,344,742	$884,563,521	$52,017,496
(2,067,376)	—	(299,283)	61,252
(65,668,613)	2,418,137	(2,046,691)	33,433
67,766,044	55,219,800	24,558,599	1,557,356

$230,916,126	$152,982,679	$906,776,146	$53,669,537

$174,310,347	$115,736,182	$1,063,969,370	$59,541,615
434,708	571,346	—	388,781

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2006

	Managers Value Fund	Managers AMG Essex Large Cap Growth Fund	Managers Small Company Fund
Investment Income:
Dividend income	$1,948,532	$699,762	$227,885
Interest income	—	—	—
Foreign withholding tax	(7,170)	(10,124)	(1,324)
Securities lending fees	17,085	13,495	21,049

Total investment income	1,958,447	703,133	247,610

Expenses:
Investment management fees	708,121	613,637	334,920
Administrative fees	236,040	191,761	93,033
Transfer agent	99,826	98,735	51,867
Professional fees	41,010	36,213	23,847
Custodian	30,272	33,051	35,291
Registration fees	21,051	19,868	17,576
Reports to shareholders	9,819	12,267	11,850
Trustees fees and expenses	5,725	4,289	2,120
Miscellaneous	9,269	620	2,254

Total expenses before offsets	1,161,133	1,010,441	572,758

Expense reimbursement	(33,400)	(21,183)	(33,165)
Expense reductions	(22,851)	(29,601)	(23,293)

Net expenses	1,104,882	959,657	516,300

Net investment income (loss)	853,565	(256,524)	(268,690)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	12,106,593	10,416,894	6,115,060
Net realized gain on futures contracts	—	—	—
Net realized gain (loss) on foreign currency contracts and transactions	—	—	—
Net unrealized appreciation (depreciation) of investments	2,554,698	(5,161,247)	(1,903,333)
Net unrealized appreciation of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts and translations	—	—	—

Net realized and unrealized gain	14,661,291	5,255,647	4,211,727

Net Increase in Net Assets Resulting from Operations	$15,514,856	$4,999,123	$3,943,037

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Bond Fund	Managers Global Bond Fund
$4,950,745	$3,794,273	$349,422	$60,195
—	—	31,182,936	1,909,143
(403,028)	(362,487)	—	(1,064)
131,877	59,651	198,133	8,026

4,679,594	3,491,437	31,730,491	1,976,300

1,956,021	1,515,893	3,600,603	341,727
543,339	329,542	1,440,241	97,636
218,803	128,201	384,022	69,357
55,358	46,097	115,871	37,571
345,280	230,261	118,339	46,686
21,861	21,370	47,288	19,792
8,750	17,674	103,180	2,797
11,942	7,234	28,201	2,889
32,218	26,734	22,038	2,975

3,193,572	2,323,006	5,859,783	621,430

—	—	(155,254)	(40,529)
(38,423)	—	(999)	(218)

3,155,149	2,323,006	5,703,530	580,683

1,524,445	1,168,431	26,026,961	1,395,617

36,283,134	15,980,762	(1,407,005)	100,299
72,915	—	—	—
(161,927)	(101,155)	465,863	(267,241)
15,342,649	22,161,540	19,792,665	2,345,699
7,413	—	—	—
18,443	(2,929)	104,714	(64,670)

51,562,627	38,038,218	18,956,237	2,114,087

$53,087,072	$39,206,649	$44,983,198	$3,509,704

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Value Fund		Managers AMG Essex Large Cap Growth Fund		Managers Small Company Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$853,565	$873,773	($256,524)	($269,927)	($268,690)	($253,791)
Net realized gain (loss) on investments, futures and foreign currency transactions	12,106,593	14,156,521	10,416,894	6,056,702	6,115,060	1,316,218
Net unrealized appreciation (depreciation) of investments and foreign currency translations	2,554,698	(7,729,948)	(5,161,247)	(730,839)	(1,903,333)	631,127

Net increase (decrease) in net assets resulting from operations	15,514,856	7,300,346	4,999,123	5,055,936	3,943,037	1,693,554

Distributions to Shareholders:
From net investment income	(855,868)	(974,970)	—	—	—	—
From net realized gain on investments	(11,576,359)	(12,602,042)	—	—	—	—

Total distributions to shareholders	(12,432,227)	(13,577,012)	—	—	—	—

From Capital Share Transactions:
Proceeds from sale of shares	17,671,554	41,625,309	13,685,274	32,049,419	11,120,944	13,834,182
Reinvestment of dividends and distributions	12,291,981	13,449,285		—		—
Cost of shares repurchased	(76,772,986)	(43,702,003)	(57,562,905)	(30,575,012)	(13,619,300)	(6,163,175)

Net increase (decrease) from capital share transactions	(46,809,451)	11,372,591	(43,877,631)	1,474,407	(2,498,356)	7,671,007

Total increase (decrease) in net assets	(43,726,822)	5,095,925	(38,878,508)	6,530,343	1,444,681	9,364,561

Net Assets:
Beginning of year	124,643,131	119,547,206	104,877,713	98,347,370	36,993,361	27,628,800

End of year	$80,916,309	$124,643,131	$65,999,205	$104,877,713	$38,438,042	$36,993,361

End of year undistributed net investment income (loss)	—	—	—	—	—	—

Share Transactions:
Sale of shares	599,108	1,419,446	489,185	1,250,037	969,613	1,346,911
Reinvested shares	439,628	479,168	—	—	—	—
Shares repurchased	(2,601,246)	(1,465,605)	(2,000,828)	(1,149,831)	(1,172,425)	(599,977)

Net increase (decrease) in shares	(1,562,510)	433,009	(1,511,643)	100,206	(202,812)	746,934

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund		Managers Emerging Markets Equity Fund		Managers Bond Fund		Managers Global Bond Fund
2006	2005	2006	2005	2006	2005	2006	2005
$1,524,445	$1,606,669	$1,168,431	$483,564	$26,026,961	$11,379,121	$1,395,617	$924,935
36,194,122	27,455,397	15,879,607	8,194,901	(941,142)	3,310,368	(166,942)	783,739
15,368,505	884,817	22,158,611	17,294,853	19,897,379	(6,574,645)	2,281,029	(3,673,290)

53,087,072	29,946,883	39,206,649	25,973,318	44,983,198	8,114,844	3,509,704	(1,964,616)

(4,000,641)	(2,001,385)	(1,229,899)	(299,119)	(27,271,077)	(12,451,131)	(1,211,010)	(1,549,265)
—	—	(13,239,958)	(9,253,162)	—	(2,620,643)	(66,866)	(599,669)

(4,000,641)	(2,001,385)	(14,469,857)	(9,552,281)	(27,271,077)	(15,071,774)	(1,277,876)	(2,148,934)

48,510,526	36,147,458	39,305,219	51,433,377	569,632,303	255,440,152	19,531,900	17,762,867
3,476,492	1,625,660	13,851,717	8,975,928	25,707,360	14,138,984	1,252,232	2,136,679
(76,550,450)	(93,386,057)	(42,139,842)	(23,168,214)	(132,723,734)	(95,384,135)	(12,477,695)	(9,108,361)

(24,563,432)	(55,612,939)	11,017,094	37,241,091	462,615,929	174,195,001	8,306,437	10,791,185

24,522,999	(27,667,441)	35,753,886	53,662,128	480,328,050	167,238,071	10,538,265	6,677,635

206,393,127	234,060,568	117,228,793	63,566,665	426,448,096	259,210,025	43,131,272	36,453,637

$230,916,126	$206,393,127	$152,982,679	$117,228,793	$906,776,146	$426,448,096	$53,669,537	$43,131,272

($2,067,376)	($409,088)	—	($15,426)	($299,283)	$133,777	$61,252	$143,886

799,592	754,899	1,734,005	2,819,768	23,240,946	10,471,518	938,126	820,950
51,997	30,335	579,812	450,177	1,054,166	581,998	59,123	105,882
(1,265,801)	(1,920,526)	(1,886,659)	(1,291,342)	(5,476,071)	(3,910,052)	(597,455)	(419,719)

(414,212)	(1,135,292)	427,158	1,978,603	18,819,041	7,143,464	399,794	507,113

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Value Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$27.98	$29.73	$26.24	$20.69	$27.45

Income from Investment Operations:
Net investment income	0.27 [3]	0.23	0.17	0.11	0.15
Net realized and unrealized gain (loss) on investments	4.79	1.43	3.47	5.56	(6.65)

Total from investment operations	5.06	1.66	3.64	5.67	(6.50)

Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.25)	(0.15)	(0.12)	(0.16)
Net realized gain on investments	(4.71)	(3.16)	—	—	(0.10)

Total distributions to shareholders	(5.06)	(3.41)	(0.15)	(0.12)	(0.26)

Net Asset Value, End of Year	$27.97	$27.98	$29.73	$26.24	$20.69

Total Return [1]	18.08%	5.53%	13.87%	27.39%	(23.79)%

Ratio of net expenses to average net assets [1]	1.17%	1.18%	1.22%	1.27%	1.28%
Ratio of total expenses to average net assets [1,2]	1.23%	1.15%	1.38%	1.42%	1.35%
Ratio of net investment income to average net assets	0.90%	0.72%	0.62%	0.59%	0.60%
Portfolio turnover	32%	54%	39%	40%	53%
Net assets at end of year (000’s omitted)	$80,916	$124,643	$119,547	$100,720	$48,001

	For the year ended December 31,
Managers AMG Essex Large Cap Growth Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$27.79	$26.77	$25.46	$20.36	$29.29

Income from Investment Operations:
Net investment loss	(0.09)[3]	(0.07)[3]	(0.07)	(0.16)	(0.28)
Net realized and unrealized gain (loss) on investments	1.48	1.09	1.38	5.26	(8.65)

Total from investment operations	1.39	1.02	1.31	5.10	(8.93)

Net Asset Value, End of Year	$29.18	$27.79	$26.77	$25.46	$20.36

Total Return [1]	4.96%	3.85%	5.14%	25.05%	(30.49)%

Ratio of net expenses to average net assets [1]	1.25%	1.28%	1.34%	1.33%	1.39%
Ratio of total expenses to average net assets [1,2]	1.32%	1.22%	1.47%	1.52%	1.43%
Ratio of net investment loss to average net assets	(0.33)%	(0.27)%	(0.26)%	(0.67)%	(1.07)%
Portfolio turnover	200%	97%	79%	109%	141%
Net assets at end of year (000’s omitted)	$65,999	$104,878	$98,347	$110,903	$107,545

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Small Company Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.84	$10.36	$9.19	$6.40	$8.16

Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.08)[3]	(0.08)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	1.21	0.56	1.25	2.88	(1.63)

Total from investment operations	1.13	0.48	1.17	2.79	(1.76)

Net Asset Value, End of Year	$11.97	$10.84	$10.36	$9.19	$6.40

Total Return [1]	10.42%	4.63%	12.73%	43.59%	(21.57)%

Ratio of net expenses to average net assets [1]	1.39%	1.45%	1.45%	1.45%	1.40%
Ratio of total expenses to average net assets [1,2]	1.54%	1.41%	1.43%	1.50%	1.70%
Ratio of net investment loss to average net assets	(0.72)%	(0.82)%	(1.05)%	(1.20)%	(1.17)%
Portfolio turnover	126%	26%	18%	48%	134%
Net assets at end of year (000’s omitted)	$38,438	$36,993	$27,629	$18,750	$12,610

	For the year ended December 31,
Managers International Equity Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$53.76	$47.05	$41.13	$31.22	$37.61

Income from Investment Operations:
Net investment income	0.69	0.37	0.27	0.34	0.19
Net realized and unrealized gain (loss) on investments	14.15	6.83	5.96	10.04	(6.48)

Total from investment operations	14.84	7.20	6.23	10.38	(6.29)

Less Distributions to Shareholders from:
Net investment income	(1.18)	(0.49)	(0.31)	(0.47)	(0.10)

Total distributions to shareholders	(1.18)	(0.49)	(0.31)	(0.47)	(0.10)

Net Asset Value, End of Year	$67.42	$53.76	$47.05	$41.13	$31.22

Total Return	27.63%	15.30%	15.17%	33.21%	(16.71)%

Ratio of net expenses to average net assets [1]	1.45%	1.45%	1.62%	1.72%	1.54%
Ratio of total expenses to average net assets [1,2]	1.47%	1.42%	1.70%	1.73%	1.56%
Ratio of net investment income to average net assets	0.70%	0.75%	0.57%	0.70%	0.54%
Portfolio turnover	70%	79%	93%	80%	132%
Net assets at end of year (000’s omitted)	$230,916	$206,393	$234,061	$266,611	$362,561

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.10	$16.50	$13.26	$8.80	$9.56

Income from Investment Operations:
Net investment income	0.22	0.52	0.08	0.01	0.03
Net realized and unrealized gain (loss) on investments	6.66	4.84	3.74	4.50	(0.79)

Total from investment operations	6.88	5.36	3.82	4.51	(0.76)

Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.55)	(0.06)	(0.05)	—
Net realized gain on investments	(2.32)	(1.21)	(0.52)	—	—

Total distributions to shareholders	(2.54)	(1.76)	(0.58)	(0.05)	0.00

Net Asset Value, End of Year	$24.44	$20.10	$16.50	$13.26	$8.80

Total Return [1]	34.50%	32.53%	28.85%	51.20%	(7.95)%

Ratio of net expenses to average net assets [1]	1.76%	1.75%	1.85%	1.99%	1.97%
Ratio of total expenses to average net assets [1,2]	1.76%	1.72%	1.87%	1.97%	2.18%
Ratio of net investment income to average net assets	0.89%	0.59%	0.67%	0.08%	0.32%
Portfolio turnover	41%	35%	58%	79%	68%
Net assets at end of year (000’s omitted)	$152,983	$117,229	$63,567	$36,728	$22,211

	For the year ended December 31,
Managers Bond Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$24.11	$24.58	$24.58	$23.44	$22.32

Income from Investment Operations:
Net investment income	1.08	0.88	0.80	1.08	1.24
Net realized and unrealized gain (loss) on investments	0.75	(0.32)	0.30	1.40	1.12

Total from investment operations	1.83	0.56	1.10	2.48	2.36

Less Distributions to Shareholders from:
Net investment income	(1.10)	(0.88)	(0.93)	(1.11)	(1.24)
Net realized gain on investments	—	(0.15)	(0.17)	(0.23)	—

Total distributions to shareholders	(1.10)	(1.03)	(1.10)	(1.34)	(1.24)

Net Asset Value, End of Year	$24.84	$24.11	$24.58	$24.58	$23.44

Total Return [1]	7.79%[4]	2.29%	5.14%	10.77%	10.98%

Ratio of net expenses to average net assets [1]	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of total expenses to average net assets [1,2]	1.02%	1.02%	1.06%	1.09%	1.17%
Ratio of net investment income to average net assets	4.52%	3.36%	3.65%	4.50%	5.55%
Portfolio turnover	46%	26%	16%	73%	24%
Net assets at end of year (000’s omitted)	$906,776	$426,448	$259,210	$179,641	$128,341

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Global Bond Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.19	$22.38	$22.19	$20.58	$17.97

Income from Investment Operations:
Net investment income	0.45	0.63	0.65	0.80	0.81
Net realized and unrealized gain (loss) on investments	1.05	(1.75)	1.49	3.43	2.57

Total from investment operations	1.50	(1.12)	2.14	4.23	3.38

Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.77)	(1.34)	(2.09)	(0.55)
Net realized gain on investments	(0.03)	(0.30)	(0.61)	(0.53)	(0.22)

Total distributions to shareholders	(0.52)	(1.07)	(1.95)	(2.62)	(0.77)

Net Asset Value, End of Year	$21.17	$20.19	$22.38	$22.19	$20.58

Total Return [1]	7.36%	(4.94)%	9.62%	20.69%	18.85%

Ratio of net expenses to average net assets [1]	1.19%	1.19%	1.29%	1.68%	1.55%
Ratio of total expenses to average net assets [1,2]	1.27%	1.26%	1.49%	1.68%	1.56%
Ratio of net investment income to average net assets	2.86%	2.38%	2.73%	3.48%	4.01%
Portfolio turnover	56%	64%	130%	152%	220%
Net assets at end of year (000’s omitted)	$53,670	$43,131	$36,454	$32,307	$19,746

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)

[2]

Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

December 31, 2006

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Value Fund (“Value”), Managers AMG Essex Large Cap Growth Fund (formerly Managers Capital Appreciation Fund) (“Essex Large Cap Growth”), Managers Small Company Fund (“Small Company”), Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), Managers Bond Fund (“Bond”) and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to refiect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which refiect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2006, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Value - $22,851 or 0.02%: Essex Large Cap Growth - $29,601 or 0.04%,; Small Company - $23,293 or 0.06% and International Equity - $37,913 or 0.02%.

In addition, each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2006, the custodian expense was reduced as follows: International Equity - $510; Bond - $999; and Global Bond - $218.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2006, overdraft fees for International Equity and Emerging Markets Equity equaled $7,229 and $13,822, respectively.

Notes to Financial Statements (continued)

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least May 1, 2007, to waive fees and pay or reimburse expenses of Small Company, Bond and Global Bond to the extent that the total annual operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45%, 0.99% and 1.19%, respectively, of each Fund’s average daily net assets. The Investment Manager has also contractually agreed to waive fees on Value, Essex Large Cap Growth, International Equity and Emerging Markets Equity to the extent that the total annual operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.19%, 1.29%, 1.55% and 1.79%, respectively, of each Fund’s average daily net assets, provided that the amount of fees waived, paid or reimbursed does not exceed 0.25% per annum of each Fund’s average daily net assets.

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated percentages of that Fund’s average daily net assets. For the year ended December 31, 2006, the following Funds made such repayments to the Investment Manager in the following amounts:

Value - $20,162; Essex Large Cap Growth - $28,374 and Emerging Markets Equity - $3,440. At December 31, 2006, the cumulative amount of reimbursement by the Manager subject to repayment by Value, Essex Large Cap Growth, Small Company, Bond and Global Bond equaled $127,995, $62,031, $34,165, $416,348 and $133,499, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for all Funds except Bond. Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Bond. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Value		AMG Essex Large Cap		Small Company
	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$855,868	$974,970	—	—	—	—
Short-term capital gains	1,797,816	912,960	—	—	—	—
Long-term capital gains	9,778,543	11,689,082	—	—	—	—

	$12,432,227	$13,577,012	—	—	—	—

As a % of distributions paid: (unaudited)
Qualified ordinary income	100.00%	100.00%	—	—	—	—
Ordinary income - dividends received deduction	64.80%	100.00%	—	—	—	—

	International Equity		Emerging Markets Equity		Bond		Global Bond
	2006	2005	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$4,000,641	$2,001,385	$1,229,899	$299,119	$27,271,077	$12,451,131	$1,211,010	$1,549,265
Short-term capital gains	—	—	3,138,783	2,392,307	—	129,375	—	104,290
Long-term capital gains	—	—	10,101,175	6,860,855	—	2,491,268	66,866	495,379

	$4,000,641	$2,001,385	$14,469,857	$9,552,281	$27,271,077	$15,071,774	$1,277,876	$2,148,934

As a % of distributions paid: (unaudited)
Qualified ordinary income	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Ordinary income - dividends received deduction	1.17%	—	—	—	—	—	—	—

Notes to Financial Statements (continued)

As of December 31, 2006, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Value	AMG Essex Large Cap	Small Company	International Equity	Emerging Markets Equity	Bond	Global Bond
Capital loss carryforward	—	$145,316,330	$536,555	$65,064,308	—	$2,046,691	—
Undistributed ordinary income	—	—	—	360,750	—	272,325	$18,428
Undistributed short-term capital gains	$88,300	—	—	—	$1,431,045	—	34,614
Undistributed long-term capital gains	2,174,758	—	—	—	999,391	—	846

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of December 31, 2006, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Essex Large Cap Growth	$101,428,248	2009
	30,988,593	2010
	12,899,489	2011
Small Company	536,555	2010
International Equity	48,892,407	2010
	16,171,901	2011
Bond Fund	2,046,691	2014

For the year ended December 31, 2006, Essex Large Cap Growth, Small Company and International Equity utilized capital loss carryovers in the amounts of $10,339,265, $6,092,081 and $35,745,870, respectively.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2006, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Value - one owns 10%;

Essex Large Cap Growth - one owns 12%; International Equity - one owns 32%; Emerging Markets Equity - two collectively own 61%; Bond - two collectively own 32%. Transactions by these shareholders may have a material impact on the Funds.

h.	Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

i.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager.

Notes to Financial Statements (continued)

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2006, were as follows:

Fund	Investment Management Fee
Value	0.75%
Essex Large Cap Growth	0.80%
Small Company	0.90%
International Equity	0.90%
Emerging Markets Equity	1.15%
Bond	0.625%
Global Bond	0.70%

The Trust has entered into an Administration and Shareholder Servicing Agreement (“Administration Agreement”) under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond, pay a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets. Global Bond pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trust receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

On December 20, 2006, the Managers Balanced Fund sold the following securities to the Managers Bond Fund under Rule 17a-7 procedures approved by the Board of Trustees.

Security	Shares	Cost
BNP Paribas SA, 0.000%, 06/31/11	935,500,000	$70,212
Barclays Financial LLC, 4.470%, 03/23/09	160,900,000	174,492
JPMorgan Chase & Co., 0.000%, 03/28/11	932,700,000	71,545

Total		$316,249

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2006, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Value	$29,253,227	$86,263,886	N/A	N/A
Essex Large Cap Growth	150,134,284	192,233,577	N/A	N/A
Small Company	44,693,388	45,930,327	N/A	N/A
International Equity	148,462,223	192,019,101	N/A	N/A
Emerging Markets Equity	53,110,589	57,281,246	N/A	N/A
Bond	344,551,776	24,428,704	$343,396,406	$226,763,529
Global Bond	22,842,939	18,830,985	11,628,148	7,622,950

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”) (Bond Fund)

The net asset value of Bond Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Forward Foreign Currency Contracts

International Equity, Emerging Markets Equity, Bond and Global Bond invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds’ financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

Notes to Financial Statements (continued)

The Funds, except Value, Essex Large Cap Growth, and Small Company, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2006 were as follows:

Foreign Currency	Position	Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
International Equity Fund
euro-dollar Contracts	Short	1/3/07	($189,811)	($188,788)	($1,023)
euro-dollar Contracts	Short	1/3/07	($196,120)	($195,543)	($577)
Pound Sterling	Short	1/3/07	($83,231)	($83,148)	($83)
Pound Sterling	Short	1/3/07	($109,414)	($109,739)	$325
Pound Sterling	Short	1/4/07	($86,204)	($86,176)	($28)
Hong Kong Dollar	Short	1/3/07	($28,070)	($28,093)	$23
euro-dollar Contracts	Long	1/4/07	2,744	2,743	1

			($690,106)	($688,744)	($1,362)

Foreign Currency	Position	Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
Global Bond Fund
Australian Dollar	Short	2/9/07	($220,772)	($216,479)	($4,293)
Australian Dollar	Short	2/26/07	(287,664)	(280,787)	(6,877)
Canadian Dollar	Short	2/20/07	(55,821)	(57,221)	1,400
Columbian Peso	Short	2/15/07	(295,941)	(289,382)	(6,559)
euro-dollar Contracts	Short	1/5/07	(501,746)	(486,012)	(15,734)
Mexican Peso	Short	3/16/07	(1,130,231)	(1,123,214)	(7,017)
New Zealand Dollar	Short	2/9/07	(172,184)	(163,734)	(8,450)
South African Rand	Short	2/14/07	(185,848)	(177,468)	(8,380)
South African Rand	Short	2/14/07	(312,110)	(303,951)	(8,159)
Canadian Dollar	Long	2/20/07	55,821	55,866	(45)
euro-dollar Contracts	Long	1/5/07	501,747	487,016	14,731

			($2,604,749)	($2,555,366)	($49,383)

9.	Futures Contracts Held

International Equity uses Equity Index futures contracts to a limited extent, with the objective of maintaining exposure to equity stock markets while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation

Notes to Financial Statements (continued)

(depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. Cash pledged to cover margin requirements for the open futures positions at December 31, 2006, amounted to $83,364. International Equity had the following open futures contracts as of December 31, 2006:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
3-Month Euro	16	Long	3/16/07	$16,643

10.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109) the “Interpretation”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

On December 22, 2006, the SEC indicated they had no objection if a fund implemented FIN 48 in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

The Funds hereby designate the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Value, Essex Large Cap Growth, Small Company, International Equity, Emerging Markets Equity, Bond and Global Bond designate $9,988,293, $0, $0, $0, $11,100,566, $0, and $67,712, respectively, as long-term capital gain for the taxable year ended December 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Trustees of The Managers Funds and the Shareholders of

Managers Value Fund, Managers AMG Essex Large Cap Growth Fund, Managers Small Company Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers Value Fund, Managers AMG Essex Large Cap Growth Fund (formerly Managers Capital Appreciation Fund), Managers Small Company Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (seven of the series constituting The Managers Funds, hereafter referred to as the “Funds”), at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2007

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 33 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 33 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 33 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 33 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989- 1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2005- Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999- 2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Colin J. Dean, 3/6/77 • Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005- Present); Assistant Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2006-Present); Assistant Secretary, Skyline Funds (2006-Present); Associate, Dechert LLP (2002-2005).

Donald S. Rumery, 5/29/58 • Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000- Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000- Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997- 2004).

7173

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, III

Edward J. Kaier

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

For Managers Choice Only

Managers

c/o PFPC, Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

(formerly known as Capital Appreciation)

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID-CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2006

•	Managers Special Equity Fund

Managers Special Equity Fund

Annual Report - December 31, 2006

Page
LETTER TO SHAREHOLDERS	1
ABOUT YOUR FUND’S EXPENSES	3
INVESTMENT MANAGER COMMENTS
FUND SNAPSHOTS	9
Portfolio breakdown and top ten holdings at December 31, 2006
SCHEDULE OF PORTFOLIO INVESTMENTS	10
FINANCIAL STATEMENTS:
Statement of Assets and Liabilities	15
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount
Statement of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year
Statement of Changes in Net Assets	17
Detail of changes in Fund assets for the past two years
FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets
NOTES TO FINANCIAL STATEMENTS	19
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholders and Clients,

We would like to thank you for the opportunity to manage your assets in 2006, and for taking time with us to take a quick glance back at last year’s investment climate.

If all we did was focus on the strong, above-average returns generated by most of the asset classes worldwide during 2006—U.S. stocks up 15.8%, non-U.S. stocks up 26.3%, real estate up 36.1%, global bonds up 6.6% (high quality U.S. bonds offered moderately below average returns of 4.3%)—we would be missing one of the most important lessons that 2006 teaches us about investing; for 2006 was a year in which investors needed to endure a period of negative returns in order to reap the benefi ts the full year had to offer.

Investors with classically diversifi ed portfolios who stuck to their long-term investment plan during the past year should have been pleased with their results. Other investors who were enticed into making asset allocation and investment changes in response to short-term market movements, however, may have experienced below average portfolio results, and certainly took undue risk.

It can be tempting for investors without a solid plan to alter their asset allocations and investment approach. Coming off of three previous years of positive stock market returns, we entered 2006 with the widely reported expectation that the economy was running out of steam. Given the news media’s penchant for pessimism, we were repeatedly told to watch out for: slower economic growth, softer corporate profi ts, signifi cantly higher oil prices, prospects for higher infl ation, expectations for further Federal Reserve interest rate hikes, a collapse in the housing market, the negative impact of a decline in the dollar’s value and of course, a long list of geopolitical concerns. As if that wasn’t enough, the yield curve was borderline inverted, very often a signal of economic weakness.

Investors tried to shrug off this pessimism and through the early part of May the equity markets actually produced positive results. However, the headline risks fi nally became too much for investors to withstand and the market ran out of steam. From May 5 through June 13, the U.S. equity market declined by 4.5%, while from May 9 through June 13, non-U.S. equities fell by 12.7%, with emerging markets leading the slide down 20.5%. Meanwhile, U.S. bonds had been steadily declining with the Lehman Brothers Aggregate Index down 0.7% through the end of June. Near mid-year, it seemed that the bears were developing a stranglehold on the market. More than a few commentators were wondering what then-new Fed Chairman Dr. Bernanke was trying to accomplish. Cash seemed to be king, commodities were headed higher, and hedge funds were constantly in the news—all very enticing options for investors.

But the whole story was yet to be told. Despite the mixed macro economic news, corporate results were coming through better than many analysts had expected and companies were actually producing positive earnings surprises. In fact, 68% and 76% of S&P 500 companies produced positive earnings surprises in the fi rst and second quarters of 2006, respectively. As the year developed,

1

Letter to Shareholders (continued)

even though economic factors did not dramatically improve, they did not worsen either. The Fed stopped raising rates, oil prices stopped going up (and ultimately finished the year below where they started), inflation concerns tempered, the housing market did not experience the hard landing many had feared, and the mighty consumer did not waver. In retrospect, perhaps it was going to be the soft landing that many had sought.

As more and more positive earnings results came through during the year, even against the backdrop of mixed economic news, the markets staged a broad rally. From the June 13 bottom, the S&P 500 advanced by 17.1%, while the MSCI EAFE increased 20.8%. Meanwhile, the Lehman Aggregate Bond Index advanced 5.1% during the second half of the year.

So what was the lesson to be learned from 2006? Investors who started the year with a reasonably diversified portfolio and simply maintained their long-term perspective had an above-average year and made real progress towards their financial goals. Going into 2006, and for the first part of the year, economic conditions and expectations could easily have compelled an investor to over-think and do something other than stay on plan. The market would have whipsawed these investors, resulting in poor relative returns. Having a well founded long-term plan and sticking with it can improve investors’ odds of reaching their investment goals, and it certainly helped in terms of getting the most out of 2006.

One of our foremost goals at Managers Investment Group (“Managers”) is to structure and manage mutual funds that will help our shareholders and clients become more successful at reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class or portion of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversifi ed portfolio intended to meet individual needs. Most of our Funds, therefore, are designed to be building blocks.

Managers International Equity Fund is a great example of how we structure and manage funds for our clients’ benefit. We designed the overall Fund to provide broad exposure to the world’s non-U.S. equity markets, predominately in developed markets. Considering the broad mandate, we believe the best method of accomplishing that goal is by employing a number of investment managers, each with a different focus and approach to investing in the international equity market. As a result, we have built a virtual team of three complimentary institutional investment managers. Each of these three organizations has an experienced team of accomplished professionals and deep resources. Each of them has demonstrated great success in generating attractive investment returns. Yet each has a significantly different outlook and approach to investing. Specifically, the Fund is subadvised by AllianceBernstein, Lazard Asset Management, and Wellington Management Company, whose investment approaches are “bottom-up” value-based, “top-down” thematic, and growth-oriented, respectively. By blending managers with different styles, the portfolio is not held hostage to growth, for example, being out-of-favor. The result is a Fund with expected risk that should be lower than average and that exhibits more stable performance on a relative basis. Though this Fund won’t typically attract performance chasers, it will help investors reach their fi nancial goals without having to zigzag their way through investment styles or fads and give them peace of mind that they have an elegantly diversified portfolio.

At Managers we appreciate the privilege of being part of your investment plan. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. Thank you again for the opportunity to be of service.

Respectfully,

John Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

Note: Source for all data referenced in the letter is FactSet and Russell.

2

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2006	Beginning Account Value 07/01/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
Managers Special Equity Fund - Managers Shares
Based on Actual Fund Return	$1,000	$1,058	$7.42
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.27
Managers Special Equity Fund - Institutional Shares
Based on Actual Fund Return	$1,000	$1,060	$6.18
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Special Equity Fund

Portfolio Managers’ Comments

The Managers Special Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversifi cation while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Smith Asset Management Group, L.P.

The Fund’s Board of Trustees approved the addition of Smith Asset Management Group (“Smith Group”) to the lineup of subadvisors for the Fund during the second quarter of 2006. Smith Group’s investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith Group screens for companies with good corporate governance, strong financial quality, attractive valuation, and moderate portfolio beta. To identify high earnings growth companies, Smith Group screens for rising earnings expectations, improving earnings quality, a high-percentage positive earnings surprise, and high earnings growth rate.

Ideal Company:

Low-risk, as evidenced by:

•	Moderate portfolio beta

•	Attractive valuation

•	Strong financial quality

•	Good corporate governance

High earnings growth, as evidenced by:

•	Rising earnings expectations

•	Improving earnings quality

•	High percentage positive earnings surprise

•	High earnings growth rate

Portfolio Construction:

Portfolio Management:

•	Takes a bottom-up stock picking approach

•	Uses a combination of quantitative and fundamental analysis

•	Focuses on identifying risks created by corporate governance and fi nancial reporting practices

•	Builds a portfolio of 100-120 stocks

The Portfolio:

•	Holdings across all sectors

•	Individual stock exposure limited to a maximum of 3.0%

•	Moderate turnover of approximately 50-60%

•	Sector weighting maximum of two times the Russell 2000

Sell Discipline:

Portfolio holdings are sold if:

•	A negative earnings surprise is predicted by either the process or management guidance

•	A negative earnings surprise is actually reported

•	The stock’s valuation level is too high

•	A buyout announcement is made

Donald Smith & Co., Inc.

Donald Smith & Co., Inc. (“Donald Smith”) is a value manager that invests in out-of-favor small-capitalization companies. Donald Smith’s philosophy seeks to identify companies in the bottom decile of price-to-tangible book value ratios, with a strong balance sheet, and a positive outlook for earnings potential over the next 2-4 years. Donald Smith believes that extremely low P/B ratio companies often trade below replacement value, are inherently less risky, and are more likely to be acquired. Furthermore, because only a few investment managers focus on companies in the lowest P/B ratio decile, their stocks may be inefficiently priced and can offer tremendous value.

Donald Smith’s process begins by looking for companies in the lowest 10% of price-to-tangible book value ratios with a strong balance sheet, and a positive outlook for earnings potential over the next 2-4 years. Donald Smith also assesses price-to-earnings, price-to-sales, and debt-to-capital ratios to form a “watch list” of about 300 securities. After valuations are addressed, Donald Smith performs fundamental research, including company visits, to assess the quality of the company’s balance sheet and book value. The team is looking for a catalyst for an improvement in earnings potential that is not already reflected in the stock price. A concentrated portfolio of 40-50 stocks is the result. Stocks are sold when a target price has been achieved, usually set at less than 2x book value. Positions may also be sold if the stock appreciates rapidly, if a better idea is found, or if fundamentals deteriorate. Portfolio turnover is low at 20-40% annually.

The ideal company exhibits many of the following traits:

•	Low price-to-book value

•	Strong balance sheet

•	Positive earnings potential over the next 2-4 years

Portfolio Management:

•	Focuses on lowest decile of price-to-tangible book value stocks

•	Price-to-earnings, price-to-sales, and debt-to-capital also assessed from valuation standpoint

•	Concentrates the portfolio in 40-50 stocks

The Portfolio:

•	Value oriented holdings

•	Initial stock weightings are generally 3%-3.5%

•	Typically holds 40-50 stocks

•	Average turnover between 20-40% annually

The following factors influence the sell decision when:

•	Target price is reached, usually less than 2x book value

•	Stock appreciates rapidly

•	A better idea is found

•	Fundamentals deteriorate

4

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

Kern Capital Management LLC

Kern Capital Management LLC (“KCM”) believes the U.S. smaller company stock universe provides the opportunity to invest in innovative companies with exceptional growth prospects. With minimal research coverage by brokerage firms and low institutional ownership, KCM believes small- and micro-cap stocks represent the least efficient sector of the market.

KCM’s fundamental research is dedicated to uncovering innovative small companies early in their growth cycle while they are still relatively undiscovered. With a huge universe of investment opportunity, KCM’s investment process focuses on what they believe are the most innovative sectors in the U.S. economy (technology, health care, services, and consumer). Research specialization by economic sector provides the depth of knowledge necessary to make high quality investment decisions and minimize fundamental investment mistakes.

KCM believes that the real attraction of small- and micro-cap investing is not the asset class, but the stock selection opportunities within the asset class. KCM defines the small-cap investment universe as the smallest 15% of companies, based on market capitalization on the U.S. stock markets. KCM’s investment process is designed to capitalize on the inefficiencies in the smaller-company market.

KCM builds portfolios one company at a time with investment research focused on the most innovative sectors of the economy (technology, health care, services, and consumer). The team’s hands-on approach to fundamental investment research and financial analysis seeks to answer three basic questions to determine an investment’s attractiveness.

•	How attractive is the business? Companies that are pioneering new markets or revolutionizing existing ones can often sustain rapid growth as they establish leading positions in their targeted markets.

•

How strong is the management? Successful companies require management capable of capitalizing on attractive growth opportunities. Management’s vision and ability to execute the business plan represent key elements in determining how successful a company will be.

•

How much is the company worth? The team’s process is valuation sensitive. Depending on the economic sector, different criteria are used to determine a company’s enterprise value, which determines if KCM would buy the entire company at the current market value of its equity.

Given that KCM is focused on investing in innovative growth companies, the first two questions are answered before determining if the valuation is attractive. In fact, the answers to the fi rst two questions will help determine the appropriate valuation for the company.

The ideal company exhibits many of the following traits:

•	Leading market position in a rapidly growing market with high barriers to entry

•	Entrepreneurial management team with experience managing a growth business

•	Focused business plan with tight internal controls

Portfolio Management:

•	Invests in between 70 and 90 companies which have market capitalizations that, at the time of initial purchase, place them among the smallest 15% of companies listed in the U.S. stock markets

•	Builds portfolios from the bottom up and seeks to identify companies early in their growth cycle

•	Utilizes a team approach to cover approximately 600 stocks through an extensive network of contact and other information sources:

•	Brokerage firm and industry analysts

•	Corporate management contacts

•	Trade shows and trade journals

•	IPO’s and the Internet

•	Focuses on economic sectors where KCM believes the level of innovation is greatest, such as technology, health care, services, and consumer

•	Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful

•	Meets with corporate management to discuss business plans and strategies

The investment team will make a sell decision when:

•	An investment’s growth prospects deteriorate

•	Investments achieve excessive valuation relative to the growth opportunities and/or addressable markets

•	There is a negative change in fundamental confidence and/or investment time horizon

Skyline Asset Management, L.P.

The investment team from Skyline Asset Management, L.P. (“Skyline”) looks for small-capitalization stocks that have below average valuations with above average growth prospects. Through their intensive in-house research, they find good companies that are overlooked or not widely followed.

Skyline’s research effort focuses on finding good companies that are not widely followed. Typically they invest in firms with market caps of less than $2 billion. The selection process involves using outside research services, computer screens, and internally maintained lists of potential companies/stocks to identify new ideas. These ideas are then screened to determine whether they meet certain basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. This screening process reduces the list from 2,000 names to 150-200. This list is then more rigorously analyzed to answer the question, “Why will earnings increase at an above-average rate?” All company documents are analyzed, any available industry or research reports are reviewed and, most importantly, questions are addressed directly to senior company management.

In addition, other companies in the same industry are reviewed to determine relative valuation of the company being investigated. The final portfolio will contain 65-85 stocks and is generally fully invested. The portfolio will tend to be well diversified and the portfolio’s P/E ratio will consistently be below that of the Russell 2000®. Skyline sells stocks when they rise to a sell target, which is usually a P/E equal to the overall stock market, or if the company’s fundamentals have changed so that the original investment thesis is no longer valid.

5

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

The ideal company exhibits many of the following traits:

•	Market capitalization less than $2 billion

•	Discounted price/earnings ratio relative to the market

•	Above average growth prospects

•	Neglected, under followed, and often out of favor

Portfolio Management:

•	Remain fully invested

•	Broad diversification among economic sectors

•	Keep attentive to earnings

•	Maintain favorable risk/reward

The Portfolio:

•	Stocks have a maximum weighting of 5% for each holding

•	Typically holds 65-85 stocks

•	Cash equivalents averaging less than 5%

The following factors influence the sell decision when:

•	P/E equals the market/industry P/E

•	Change in fundamentals

•	Holding reaches 5.0% of the portfolio

Westport Asset Management, Inc.

The investment team at Westport Asset Management, Inc., (“Westport”) led by Andy Knuth, focuses on small-capitalization companies that are determined to have significant upside potential in earnings and ROE over the next few years. Although investing for growth, Andy will purchase stocks only if they are selling at or below the market’s P/E multiple, or below valuations of other companies in the same industry. Implicit in the strategy is that Andy and his partner Ed Nicklin focus on a small number of issues, and hold them for a long time. The concentration and low turnover enable them to heavily research and monitor each position.

The portfolio manager at Westport is focused on future profits only, and in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry are all factors that might improve earnings and investor perceptions. The portfolio manager will typically have a concentrated portfolio, and any industry concentrations are merely an outcome of stock selection. Because some of the companies in which he invests may not have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. The management style is patient, usually turning over less than 20% per year.

The ideal company exhibits many of the following traits:

•	Upside potential in earnings and ROE (Return On Equity)

•	Low P/E and improving earnings/cash flow

•	Company driven by entrepreneurial impact

•	Preference for turnaround story

Portfolio Management:

•	Has a 2-3 year time horizon on initial investments

•	Concentrates the portfolio and has low turnover

•	Views any signifi cant industry concentrations as merely an outcome of bottom-up fundamental analysis

•	May invest in companies that do not have earnings

The Portfolio:

•	Initial stock weightings will vary depending on liquidity

•	May have trailing P/E ratios that are higher than the market, but generally forward P/E ratios will be well below the average, because some of the companies Westport invests in may not have earnings

•	Has an average turnover of less than 20% per year

The portfolio management team will make a sell decision when:

•	A stock reaches pre-determined price objective

•	There are negative changes in a company’s fundamentals

Veredus Asset Management, LLC

The investment philosophy at Veredus Asset Management, LLC (“Veredus”) is based on their belief that positive earnings surprise and positive estimate revision are the key drivers of stock price change. In particular, the Veredus investment team, led by founder Tony Weber, is concerned about the sustainability of this earnings momentum. To that end, the team tends to focus more on the economic performance of a particular company as opposed to more traditional accounting measures. Specifically, the analysts and portfolio managers at Veredus look for companies with strong asset growth and accelerating rates of economic return in excess of their cost of capital. This is what they view as the true definition of wealth creation, or cash fl ow return on investment (CFROI). Finally, the Veredus team also believes that some technical measures, such as relative strength, flows, and trading volume, can be useful indicators of future stock performance.

The investment team at Veredus starts the research process by screening the entire universe of over 8,000 small companies for upward earnings revisions. Companies are also ranked on the basis of recent estimate changes, considering both absolute and percent change in estimates. This model provides not only a shopping list of potential targets, but the qualification work that Veredus feels is essential to market acceptance. The core of the research effort is placed on calculating the true cash fl ow return on investment (CFROI) potential of companies on the target list and how Veredus’ internally developed work compares with current street expectations. The primary focus is assessing CFROI on a sequential basis as opposed to year over year. This gives the investment team a more detailed picture for possibilities of margin expansion, sales growth, and other sources of CFROI leverage. Contact with company management is also essential in researching companies in the small-cap arena.

The ideal investment exhibits many of the following traits:

•	Positive earnings surprise and subsequent upward estimate revisions

•	Attacking large markets with high barriers to entry

•	Unit volume growth

•	Expanding margins

•	Balance sheet commensurate with income statement

Portfolio Management:

•	Screens for companies which rank in the top 20% of all companies based on earnings estimate revisions and quarterly earning surprise

•	Employs extensive fundamental research

•	Seeks sustainability of company’s fundamental performance

6

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

The investment team will make a sell decision when:

•	There is an anticipated/ actual earnings disappointment

•	They see deteriorating market mechanics

•	There is a change in strategic market outlook or better idea develops

The Year in Review

Over the 12 months ended December 31, 2006, the Managers Special Equity Fund Managers Class of shares returned 11.28% and the Institutional Class of shares returned 11.53% compared to a gain of 18.37% for the Russell 2000® Index and 13.35% for the Russell 2000 Growth Index.

Despite a rough patch mid-way through, it was ultimately a good year to be invested in the equity markets and an even better year to be invested in small-capitalization stocks. Broad markets posted strong gains with small-cap stocks outperforming large (as measured by the Russell Indexes) and value outperforming growth. For small-cap value stocks, this marked the sixth year out of the past seven they have outperformed their growth counterparts. Sector performance was positive across the board, with materials and telecom services posting 40% gains. Health care was the only sector that failed to reach double digit returns for the year as the pharmaceutical industry turned in lackluster performance. As is generally consistent with a value driven market, those stocks with the lowest quintile of price-to-earnings and price-to-book ratios recorded the strongest returns. It’s also worth noting that investors were hesitant to reward future growth prospects as those stocks in the highest quintile of projected EPS growth, performed the worst. This was particularly troublesome for strategies that attempt to take advantage of earnings growth on the basis that it will drive future price appreciation.

Small-cap stocks started the year strongly, with the Russell 2000 rising almost 9% in January alone. Prices moderated somewhat throughout February before pushing higher again in March. Ultimately, the rally was broad-based with almost all economic sectors rising 10% or more. The Fund’s materials and telecommunications holdings participated in this rally and performed quite well. Poor performance of a few stocks in the health care and energy sectors, as well as the automotive-related industries challenged returns. The Portfolio’s largest detractor in the opening quarter, and ultimately for the year, was Dana Corp. The automotive components manufacturer filed for Chapter 11 in early March and dropped almost 79% during the quarter.

The U.S. stock market moved sharply lower and showed increased volatility throughout the second quarter and into the third as investors tried to decipher whether the economy was reaching an inflection point. This broad market correction was particularly painful for small-cap stocks which had risen the most leading up to the May 9th peak and struggled to recover with the same speed as large- cap stocks, which offered greater protection to the downside during the initial sell-off. Returns for the Fund were mixed during the decline but actually held up slightly better on average than those of the Index. Stocks within the energy, materials, and consumer discretionary sectors of the Portfolio all declined less on average than those stocks within the respective sectors of the Index. Conversely, stocks with high forecasted earnings growth, which typically coincides with higher P/E and/or P/B ratios, lost significantly more value than stocks with low earnings growth expectations during this seven week period.

The Final quarter of 2006 was marked by investors continuing to reward the lowest price-to-earnings and price-to-book stocks while shying away from those companies with the highest EPS growth numbers. This had a direct impact on the Portfolio as a majority of holdings achieved positive earnings, yet the subadvisors continued to go unrewarded for this metric. Coldwater Creek is a good example of this, as the firm has consistently grown earnings at a double-digit pace, yet sold off during the final quarter at what was widely perceived to be a market over-reaction to narrowly missed net income forecasts.

Among the Fund’s strongest individual contributors for the full year were AK Steel (+112%), Equinix (+86%), and Air France-KLM (+94%). AK Steel, a long-time holding of Donald Smith, benefited from an overall boost to the industry behind circulating merger and acquisition activity in addition to strong global demand. Visteon (+35%) rallied off first quarter industry troubles to post a nice return and Air France-KLM put up back-to-back quarters of top-ten Fund performance. In addition to the above mentioned Dana Corp., NeoPharm (-85%), Blue Coat Systems (-48%), and Sea Containers (-94%) all challenged returns and were liquidated during various times of the year.

Looking Forward

Heading into 2007, the Fund’s sector weights have not changed significantly as information technology, industrials, and consumer discretionary remain the three largest allocations. Despite the long run of small-cap dominance in the market place, Fund management on the whole remains optimistic about prospects for the coming year. In addition, the Portfolio continues to be attractively valued relative to both its historical and expected earnings growth rates.

Cumulative Total Return Performance

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000 Index is unmanaged, is not available for investment, and does not incur expenses. The fi rst graph compares a hypothetical $10,000 investment made in Managers Special Equity Fund–Managers Class on

7

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

December 31, 1996, to a $10,000 investment made in the Russell 2000 Index for the same time period. The second graph compares a hypothetical $10,000 investment made in Managers Special Equity Fund–Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000 Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The table below shows the average annual total returns for Managers Special Equity Fund–Managers Class and the Russell 2000 Index since December 31, 1996 through December 31, 2006.

Average Annualized Total Returns	One Year	Five Years	Ten Years	Inception Date
Special Equity - Managers Class	11.28%	8.19%	9.82%	6/1/84
Russell 2000 Index	18.37%	11.39%	9.44%

The table below shows the average annual total returns for Special Equity-Institutional Class and the Russell 2000 Index since May 3, 2004 through December 31, 2006.

Average Annualized Total Returns	One Year	Since Inception	Inception Date
Special Equity - Institutional Class	11.53%	11.42%	5/3/04
Russell 2000 Index	18.37%	14.60%

8

Managers Special Equity Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Managers Special Equity Fund **	Russell 2000 Index
Information Technology	25.3%	18.3%
Industrials	19.0%	14.1%
Consumer Discretionary	15.3%	15.9%
Financials	13.6%	22.5%
Health Care	9.4%	11.8%
Materials	2.9%	4.6%
Energy	2.6%	5.1%
Utilities	2.1%	3.0%
Telecommunication Services	1.2%	1.5%
Consumer Staples	0.3%	3.2%
Other Assets and Liabilities	8.3%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
MI Developments, Inc., Class A*	1.8%
ITT Educational Services, Inc.*	1.7
Reliant Resources, Inc.*	1.4
Air France-KLM, ADR	1.3
AK Steel Holding Corp.*	1.3
Spansion, Inc.	1.2
Visteon Corp.*	1.2
Semiconductor Manufacturing International Corp.	0.9
Dillard’s, Inc., Class A	0.9
Downey Financial Corp.	0.9

Top Ten as a Group	12.6%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

9

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 91.6%
Consumer Discretionary - 15.2%
Aftermarket Technology Corp.*	328,500		$6,990,480
American Axle & Manufacturing Holdings, Inc.	296,500		5,630,535
Applebee’s International, Inc.	388,125	[2]	9,575,044
Bebe Stores, Inc.	392,950	[2]	7,776,480
Big 5 Sporting Goods Corp.	397,600		9,709,392
Big Lots, Inc.*	907,152	[2]	20,791,924
Bright Horizons Family Solutions, Inc.*	52,900		2,045,114
Brown Show Co., Inc.	53,500	[2]	2,554,090
Buckle, Inc., The	20,200	[2]	1,027,170
Buffalo Wild Wings, Inc.*	34,300		1,824,760
Charlotte Russe Holding, Inc.*	237,180		7,293,285
Charming Shoppes, Inc. *	266,200	[2]	3,601,686
Chipotle Mexican Grill, Inc.*	323,600	[2]	18,445,200
CKE Restaurants Inc.	169,100	[2]	3,111,440
Coldwater Creek, Inc.*	370,650	[2]	9,088,338
Copart, Inc.*	564,400		16,932,000
COX Radio, Inc., Class A*	55,100	[2]	898,130
Crocs, Inc.*	208,175	[2]	8,993,160
Dana Corp. *	1,009,600		1,403,344
Deckers Outdoor Corp.*	13,370		801,531
Dick’s Sporting Goods, Inc.*	158,750	[2]	7,777,162
Dillard’s, Inc., Class A	831,200		29,067,064
Force Protection, Inc.*	798,500		13,901,885
Gaylord Entertainment Co., Class A*	161,233	[2]	8,211,597
Guess?, Inc.*	150,200	[2]	9,527,186
Gymboree Corp.*	157,900	[2]	6,025,464
IMAX Corp.*	892,400		3,355,424
Jack in the Box, Inc.*	58,800	[2]	3,589,152
Jos. A. Bank Clothiers, Inc.*	359,190		10,542,227
MarineMax, Inc.*	217,000		5,626,810
Men’s Wearhouse, Inc.	136,700	[2]	5,230,142
NutriSystem, Inc.*	85,500	[2]	5,419,845
Orient-Express Hotels, Ltd.	341,900	[2]	16,178,708
Priceline.com, Inc.*	88,400	[2]	3,855,124
Progressive Gaming International Corp.*	451,100		4,091,477
Rare Hospitality International, Inc.*	196,300		6,464,159
Rent-A-Center, Inc.*	110,600	[2]	3,263,806
Ross Stores, Inc.	930,000	[2]	27,249,000
Ruby Tuesday, Inc.	510,900	[2]	14,019,096
Ruth’s Chris Steak House, Inc.*	342,050		6,252,674
Saks, Inc.	1,023,000	[2]	18,229,860
Scopus Video Neworks, Ltd. *	688,200	[4]	2,924,850
Steak’n Shake Co., The*	393,900		6,932,640
Steiner Leisure, Ltd.*	26,400		1,201,200
Steve Madden, Ltd.	209,750		7,360,128
Talbots, Inc.	344,800	[2]	8,309,680
The Wet Seal, Inc., Class A*	1,691,900		11,284,973
Toro Co.	260,200	[2]	12,133,126
Under Armour, Inc. *	258,025	[2]	13,017,361
United Rentals, Inc.*	357,400	[2]	9,088,682
VistaPrint, Ltd.*	120,000	[2]	3,973,200
Visteon Corp.*	4,395,300		37,272,144
Warnaco Group, Inc., The*	269,675		6,844,351
Zumiez, Inc.*	269,675		7,966,200
Total Consumer Discretionary			474,679,500
Consumer Staples - 0.3%
NBTY, Inc.*	99,100	[2]	4,119,587
Playtex Products, Inc.*	83,600		1,203,004
Ralcorp Holdings, Inc.*	59,000	[2]	3,002,510
Total Consumer Staples			8,325,101
Energy - 2.6%
Comstock Resources, Inc.*	503,400	[2]	15,635,604
Houston Exploration Co.*	192,700	[2]	9,978,006
Key Energy Services, Inc.*	456,100		7,137,965
Newfield Exploration Co.*	83,700	[2]	3,846,015
Overseas Shipholding Group, Inc.	130,000	[2]	7,319,000
Parker Drilling, Co.*	247,000		2,017,990
PetroQuest Energy, Inc.*	205,725		2,620,937
Pogo Producing Co.	484,200	[2]	23,454,648
Stone Energy Corp.*	153,200	[2]	5,415,620
W-H Energy Services, Inc.*	90,000		4,382,100
Total Energy			81,807,885
Financials - 13.6%
American Financial Group, Inc.	232,950	[2]	8,365,235
American National Insurance Co.	68,950		7,867,885
American Physicians Cap, Inc.*	24,450		978,978
Arthur J. Gallagher & Co.	67,800	[2]	2,003,490
Aspen Insurance Holdings, Ltd.	412,700		10,878,772
BankUnited Financial Corp.	601,088		16,806,420
Brown & Brown, Inc.	530,200	[2]	14,956,942
Cash America International	40,700	[2]	1,908,830
Chittenden Corp.	400,000	[2]	12,276,000
Clark, Inc.	390,700		6,497,341

The accompanying notes are an integral part of these financial statements.

10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 13.6% (continued)
CompuCredit Corp.*	270,200	[2]	$10,756,662
Cowen Group, Inc.*	394,853		8,351,141
Delphi Financial Group, Inc., Class A	230,050		9,307,823
Downey Financial Corp.	393,380	[2]	28,551,520
Financial Federal Corp.	52,300		1,538,143
First Cash Financial Services, Inc.*	95,600		2,473,172
FirstFed Financial Corp.*	117,900		7,895,763
GFI Group Inc.*	118,600	[2]	7,384,036
Hancock Holding Co.	35,200	[2]	1,859,968
Hanmi Financial Corp.	66,883		1,506,874
Harleysville Group, Inc.	18,600	[2]	647,652
Hilb, Rogal & Hamilton Co.	305,500	[2]	12,867,660
Investment Technology Group, Inc.*	77,300	[2]	3,314,624
iStar Financial, Inc.	377,400	[2]	18,047,268
Lazard, Ltd.	391,525	[2]	18,534,793
MCG Capital Corp.	609,778		12,390,689
Meadowbrook Insurance Group, Inc.*	72,200		714,058
MI Developments, Inc., Class A	1,589,100		56,730,870
National Western Life Insurance Co., Class A	12,000		2,761,680
Navigators Group, Inc.*	12,600		607,068
Ocwen Financial Corp.*	73,200		1,160,952
Philadelphia Consolidated Holding Co.*	113,900	[2]	5,075,384
Placer Sierra Bancshares	282,600		6,717,402
ProAssurance Corp.*	34,200	[2]	1,707,264
Prosperity Bancshares, Inc.	280,400		9,676,604
Provident Bankshares Corp.	208,465	[2]	7,421,354
RAM Holdings, Ltd.*	516,300		7,377,927
Reinsurance Group of America, Inc.	283,500	[2]	15,790,950
Safety Insurance Group, Inc.	18,000		912,780
SeaBright Insurance Holdings, Inc.*	424,635		7,647,676
St. Joe Co., The	70,400	[2]	3,771,328
Sterling Financial Corp.	473,140	[2]	15,996,863
The Hanover Insurance Group, Inc.	246,800	[2]	12,043,840
The South Financial Group, Inc.	468,612	[2]	12,460,393
TierOne Corp.	22,500		711,225
Tower Group, Inc.	74,700		2,320,929
TradeStation Group, Inc.*	172,900		2,377,375
Triad Guaranty, Inc.*	101,082		5,546,369
U.S.I. Holdings Corp.*	632,201		9,710,607
United PanAm Financial Corp. *	254,700		3,504,672
Wilshire Bancorp, Inc.	31,200		591,864
World Acceptance Corp.*	67,100		3,150,345
Total Financials			424,455,460
Health Care - 9.4%
Adams Respiratory Therapeutics, Inc.*	439,875	[2]	17,951,299
Advisory Board Co., The*	33,600		1,798,944
Allscripts Healthcare Solutions, Inc.*	326,100	[2]	8,801,439
AMERIGROUP Corp.*	81,600	[2]	2,928,624
Applera Corp - Celera Genomics Group*	364,600		5,100,754
Arthrocare Corp.*	52,900	[2]	2,111,768
Cardica, Inc.*	154,500	[2]	729,240
Centene Corp.*	649,300		15,953,301
Cepheid, Inc.*	521,800		4,435,300
Charles River Laboratories International, Inc.*	335,616	[2]	14,515,392
Cholestech Corp*	34,200		629,964
Cross Country Healthcare, Inc.*	301,925		6,588,003
Cubist Pharmaceuticals, Inc.*	216,200	[2]	3,915,382
Cutera, Inc.*	77,300		2,087,100
Cyberonics, Inc.*	303,500		6,264,240
Cytyc Corp.*	150,000	[2]	4,245,000
Digene Corp.*	68,600	[2]	3,287,312
Eclipsys Corp.*	432,700		8,896,312
Emageon, Inc.*	199,000		3,056,640
Five Star Quality Care, Inc.*	55,200		615,480
Gen-Probe, Inc.*	215,900	[2]	11,306,683
Greatbatch, Inc.*	28,640		770,989
Harvard Bioscience, Inc.*	537,600		2,757,888
Hologic, Inc.*	297,150	[2]	14,049,252
IMS Health, Inc.	820,081		22,535,826
Intuitive Surgical, Inc.*	131,650	[2]	12,625,235
inVentiv Health, Inc. *	120,000		4,242,000
Inverness Medical Innovations, Inc.*	243,550	[2]	9,425,385
Lincare Holdings, Inc.*	212,100	[2]	8,450,064
Medicines Co.*	119,800	[2]	3,800,056
Medicis Pharmaceutical Corp.	44,735		1,571,541
Meridian Bioscience, Inc.	58,900		1,444,817
NxStage Medical, Inc.*	280,000		2,346,400
Omnicell, Inc.*	1,334,275		24,857,543
Owens & Minor, Inc.	213,300	[2]	6,669,891
Parexel International Corp.*	56,900		1,648,393
Phase Forward, Inc.*	201,300		3,015,474
Psychiatric Solutions, Inc.*	166,800	[2]	6,258,336

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 9.4% (continued)
Res-care inc.*	29,200		$529,980
Sciele Pharma, Inc.*	183,000		4,392,000
Triad Hospitals, Inc.*	410,664	[2]	17,178,075
Universal Health Services, Inc., Class B	170,000	[2]	9,423,100
Viasys Healthcare, Inc.*	43,100		1,199,042
WellCare Health Plans, Inc.*	89,100	[2]	6,138,990
West Pharmaceutical Services, Inc.	38,000		1,946,740
Total Health Care			292,495,194
Industrials - 19.0%
AAR Corp.*	259,200		7,566,048
Adesa, Inc.	261,600	[2]	7,259,400
Administaff, Inc.	81,100		3,468,647
Air France-KLM, ADR	948,178		39,690,731
Airtran Holdings, Inc.*	186,089		2,184,685
Alaska Airgroup, Inc.*	615,000	[2]	24,292,500
Allegiant Travel Co.*	16,425		460,885
American Commercial Lines, Inc.*	160,475	[2]	10,512,717
American Railcar Industries, Inc.	246,050		8,375,542
Applied Industrial Technologies, Inc.	85,950		2,261,344
Axsys Technologies, Inc.*	377,950		6,640,582
BE Aerospace, Inc.*	640,500	[2]	16,448,040
Bucyrus International, Inc.	62,225		3,220,766
Carlisle Co., Inc.	116,300	[2]	9,129,550
Cascade Corp.	32,600		1,724,540
Celadon Group, Inc.*	75,235		1,260,186
Ceradyne, Inc.*	180,800	[2]	10,215,200
Consolidated Graphics, Inc.*	185,800		10,975,206
Con-way, Inc.	30,000		1,321,200
Corrections Corp. of America*	169,650		7,673,270
Crane Co.	394,000		14,436,160
Curtiss-Wright Corp.	170,400	[2]	6,318,432
DeVry, Inc.	734,200	[2]	20,557,600
Dycom Industries, Inc.*	830,900		17,548,608
EGL, Inc.*	263,500		7,847,030
EMCOR Group, Inc.*	201,800		11,472,330
First Advantage Corp.*	377,100	[2]	8,658,216
Fuel Tech, Inc.*	115,400		2,843,456
Genco Shipping & Trading, Ltd.	40,850		1,141,349
Genlyte Group, Inc.*	38,500	[2]	3,007,235
H&E Equipment Services, Inc.*	299,875		7,427,904
Heico Corp.	117,475		4,561,554
Heidrick & Struggles International, Inc. *	314,100		13,305,276
Hub Group, Inc.*	130,600		3,598,030
Infrasource Services, Inc.*	484,225		10,541,578
InnerWorkings, Inc.*	64,800		1,034,208
Interpool, Inc.	397,800		9,292,608
ITT Educational Services, Inc.*	789,740		52,415,044
Kaydon Corp.	66,100	[2]	2,626,814
Knoll, Inc.	115,900		2,549,800
Korn/Ferry International*	71,200		1,634,752
LSI Industries, Inc.	34,600		686,810
Lydall, Inc.*	202,800		2,192,268
Manitowoc Co., The	253,825		15,084,820
Middleby Corp., The*	24,400		2,553,948
Mobile Mini, Inc.*	390,075		10,508,621
Moog, Inc.*	36,600	[2]	1,397,754
Navigant Consulting, Inc.*	607,400		12,002,224
NCI Building Systems, Inc.*	270,200	[2]	13,982,850
Pacer International, Inc.	44,700	[2]	1,330,719
Perini Corp. *	261,700		8,055,126
Portfolio Recovery Associates, Inc.*	83,400		3,893,946
Precision Castparts Corp.	160,200	[2]	12,540,456
Quanta Services, Inc.*	681,325	[2]	13,401,663
Regal-Beloit Corp.	58,400	[2]	3,066,584
Republic Airways Holdings Inc.*	52,300		877,594
Ryder System, Inc.	82,600	[2]	4,217,556
Sea Containers, Ltd., Class A*	658,900		461,230
Sequa Corp., Class A*	99,600	[2]	11,459,976
Sequa Corp., Class B*	38,300		4,401,436
Skywest, Inc.	307,460	[2]	7,843,305
Stanley, Inc.*	176,800		2,989,688
Sterling Construction, Inc.*	16,310		354,906
Superior Essex, Inc.*	43,700		1,453,025
Tecumseh Products Co., Class B*	175,993		2,921,484
Teledyne Technologies, Inc.*	61,000	[2]	2,447,930
Tennant Co.	69,100		2,003,900
Tetra Technologies, Inc.*	676,300		12,234,267
Trinity Industries, Inc.	429,750	[2]	15,127,200
URS Corp.*	443,225		18,992,191
Valmont Industries, Inc.	31,900	[2]	1,770,131
Wabtec Corp.	91,500		2,779,770
Walter Industries, Inc.	296,400	[2]	8,017,620
Washington Group International, Inc.*	194,650	[2]	11,638,124
Watson Wyatt & Co.	59,000	[2]	2,663,850
Total Industrials			592,851,995

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 25.3%
Acacia Research Corp.*	239,619		$3,206,102
Acme Packet, Inc.*	177,600		3,665,664
ADC Telecommunications, Inc.*	308,300	[2]	4,479,599
Advanced Energy Industries, Inc.*	715,650		13,504,316
Airspan Networks, Inc.*	1,467,819	[2]	5,430,930
Altiris, Inc.*	87,700		2,225,826
AMIS Holdings, Inc.*	668,649		7,067,620
Anaren Microwave, Inc.*	207,400		3,683,424
Andrew Corp.*	1,046,900	[2]	10,709,787
ANSYS, Inc.*	337,600		14,682,224
aQuantive, Inc.*	556,750	[2]	13,729,455
Arris Group, Inc.*	427,800	[2]	5,351,778
ASE Test, Ltd.*	162,500		1,639,625
Aspen Technology, Inc.*	545,125		6,007,277
ATMI, Inc.*	882,500		26,942,725
AudioCodes, Ltd.*	1,146,400		10,741,768
Avocent Corp.*	97,600	[2]	3,303,760
Belden CDT, Inc.	106,900	[2]	4,178,721
Benchmark Electronics, Inc.*	376,350	[2]	9,167,886
Brocade Communications Systems, Inc.*	443,300	[2]	3,639,493
Cabot Microelectronics Corp.*	17,900		607,526
CalAmp Corp. *	781,600		6,596,704
Checkpoint Systems, Inc.*	443,300		8,954,660
Ciena Corp.*	282,875	[2]	7,838,466
CommScope, Inc.*	230,100	[2]	7,013,448
CommVault Systems, Inc.*	176,400		3,529,764
CSG Systems International, Inc.*	80,100		2,141,073
Diebold, Inc.	106,400	[2]	4,958,240
Diodes, Inc.*	96,100		3,409,628
eCollege.com*	492,400		7,706,060
eFunds Corp.*	364,100	[2]	10,012,750
Electronics for Imaging, Inc.*	399,681	[2]	10,623,521
EMCORE Corp.*	936,200		5,177,186
Emulex Corp.*	62,460		1,218,595
Equinix, Inc.*	331,300	[2]	25,052,906
Exfo Electro-Optical Engineering, Inc.*	1,957,500		11,001,150
Fairchild Semiconductor International, Inc.*	875,500	[2]	14,717,155
FEI Co.*	893,200		23,553,684
Formfactor, Inc.*	338,300	[2]	12,601,675
Hittite Microwave Corp.*	217,800	[2]	7,039,296
Hutchinson Technology, Inc.*	684,200		16,126,594
Hyperion Solutions Corp.*	67,600	[2]	2,429,544
Identity Solutions, Inc.*	700,925		10,604,995
Interactive Intelligence, Inc.*	143,100		3,208,302
Interwoven, Inc.*	71,600		1,050,372
Intevac, Inc.*	215,475		5,591,576
Itron, Inc.*	42,700	[2]	2,213,568
Keithley Instruments, Inc.	78,400		1,030,960
Kronos Inc.*	72,100	[2]	2,648,954
Macrovision Corp.*	109,600	[2]	3,097,296
Manhattan Associates, Inc.*	57,300		1,723,584
MIPS Technologies, Inc.*	102,500		850,750
MoneyGram International, Inc.	163,950	[2]	5,141,472
MPS Group, Inc.*	303,000	[2]	4,296,540
Net 1 Ueps Technologies, Inc.*	387,800	[2]	11,463,368
NICE Systems, Ltd. *	69,225		2,130,746
Nuance Communications, Inc.*	1,181,300	[2]	13,537,698
Openwave Systems, Inc.*	655,700		6,052,111
Oplink Communications, Inc.*	361,500		7,432,440
Opsware, Inc.*	715,800		6,313,356
Optical Communication Products, Inc.*	1,085,800		1,780,712
Parametric Technology Corp.*	982,820	[2]	17,710,416
Park Electrochemical Corp.	255,800		6,561,270
Perficient, Inc.*	491,825		8,070,848
Perot Systems Corp.*	950,410	[2]	15,577,220
Photon Dynamics, Inc.*	686,200		8,021,678
Plexus Corp.*	15,800		377,304
Polycom, Inc.*	275,725	[2]	8,522,660
Power Integrations, Inc.*	678,800		15,917,860
RADVision Ltd.*	286,800		5,758,944
Rogers Corp.*	153,400		9,073,610
Salesforce.com, Inc.*	74,000	[2]	2,697,300
Semiconductor Manufacturing International Corp.*	4,542,500	[2]	29,253,700
SINA Corp.*	88,850	[2]	2,549,995
Smart Modular Technologies, Inc.*	829,026		11,158,690
Smith Micro Software, Inc.*	160,600		2,278,914
Solectron Corp.*	2,306,200	[2]	7,425,964
Spansion, Inc.*	2,571,200	[2]	38,208,032
Stratex Networks, Inc.*	1,013,290		4,894,191
SYKES Enterprises, Inc.*	83,400		1,471,176
SYNNEX Corp.*	440,600		9,666,764
Synopsys, Inc.*	356,400	[2]	9,526,572
Tech Data Corp.*	685,000	[2]	25,940,950
Technitrol, Inc.	55,200	[2]	1,318,728
Terayon Communication Systems, Inc.*	5,597,600	[4]	12,482,648

The accompanying notes are an integral part of these financial statements.

13

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 25.3%(continued)
THQ, Inc.*	221,600	[2]	$7,206,432
Transaction Systems Architects, Inc.*	123,800	[2]	4,032,166
Trident Microsystems, Inc.*	949,300	[2]	17,258,274
Triquint Semiconductor*	1,370,650		6,167,925
Valueclick, Inc.*	418,100		9,879,703
Varian Semiconductor Equipment Associates, Inc.*	70,000	[2]	3,186,400
VeriFone Holdings, Inc.*	210,100	[2]	7,437,540
Vishay Intertechnology, Inc.*	713,900		9,666,206
WebEx Communications, Inc.*	421,500	[2]	14,706,135
WNS Holdings, Ltd.*	96,100		2,988,710
Wright Express Corp.*	439,800		13,708,566
Zygo Corp.*	56,500		929,425
Total Information Technology			787,469,321
Materials - 2.9%
AK Steel Holding Corp.*	2,307,100	[2]	38,989,990
Compass Minerals International, Inc.	34,000		1,073,040
Cytec Industries, Inc.	318,600	[2]	18,004,086
Greif, Inc.	21,700		2,569,280
Hercules, Inc.*	172,900	[2]	3,338,699
Longview Fibre Co.	680,808		14,943,736
Rock-Tenn Co.	37,100		1,005,781
Spartech Corp.	47,500		1,245,450
Symyx Technologies, Inc.*	415,400		8,968,486
Total Materials			90,138,548
Telecommunication Services - 1.2%
Alaska Communications Systems Group, Inc.	79,800		1,212,162
Cincinnati Bell, Inc.*	2,286,744	[2]	10,450,420
Cogent Communications Group, Inc.*	397,100		6,440,962
General Communication, Inc., Class A*	878,100		13,812,513
InPhonic, Inc.*	394,700		4,377,223
Total Telecommunication Services			36,293,280
Utilities - 2.1%
Avista Corp.	690,000	[2]	17,463,900
Idacorp, Inc.	61,000	[2]	2,357,650
Reliant Resources, Inc.*	3,137,200	[2]	44,579,612
Total Utilities			64,401,162
Total Common Stocks (cost $2,247,933,893)			2,852,917,446
Other Investment Company - 0.1%
iShares Russell 2000 Index Fund (cost $4,437,781)	56,500	[2]	4,409,825
Warrants - 0.3%
Air France, ADR (cost $1,361,928)	861,980		9,162,847
Short-Term Investments - 33.0%
Other Investment Companies - 33.0%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	774,188,203		774,188,503
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	219,493,556		219,493,556
Vanguard Prime Money Market Fund, Institutional Class Shares, 5.27%	34,032,421		34,032,421
Total Other Investment Companies (cost $1,027,714,480)			1,027,714,480
Total Investments - 125.0% (cost $3,281,448,082)			3,894,204,598
Other Assets, less Liabilities - (25.0)%			(780,507,561)
Net Assets - 100.0%			$3,113,697,037

Based on the approximate cost of investments of $3,299,434,788 for Federal income tax purposes at December 31, 2006, the aggregate gross unrealized appreciation and depreciation were $660,475,370 and $65,705,560, respectively, resulting in net unrealized appreciation of investments of $594,769,810.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the December 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2006, amounting to a market value of $747,242,919, or approximately 24.0 % of net assets.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Affiliated Company - See Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Managers Special Equity Fund

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments at value (including securities on loan valued at $747,242,919)	$3,894,204,598
Receivable for investments sold	10,247,107
Receivable for Fund shares sold	1,458,463
Dividends, interest and other receivables	2,458,179
Prepaid expenses	15,319

Total assets	3,908,383,666

Liabilities:
Payable to Custodian	3,602,341
Payable for Fund shares repurchased	3,367,026
Payable upon return of securities loaned	774,188,503
Payable for investments purchased	8,606,142
Accrued expenses:
Investment advisory and management fees	2,435,952
Administrative fees	676,653
Other	1,810,012

Total liabilities	794,686,629

Net Assets	$3,113,697,037

Managers Shares:

Net Assets	$2,551,703,192

Shares outstanding	30,756,697

Net asset value, offering and redemption price per share	$82.96

Institutional Class Shares:

Net Assets	$561,993,845

Shares outstanding	6,725,945

Net asset value, offering and redemption price per share	$83.56

Net Assets Represent:
Paid-in capital	$2,442,366,812
Undistributed net investment income	673,439
Accumulated net realized gain from investments	57,900,270
Net unrealized appreciation of investments	612,756,516

Net Assets	$3,113,697,037

* Investments at cost	$3,281,448,082

The accompanying notes are an integral part of these financial statements.

15

Managers Special Equity Fund

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Dividend income	$39,542,929
Foreign withholding tax	(157,572)
Securities lending fees	2,539,044

Total investment income	41,924,401

Expenses:
Investment management fees	29,579,302
Administrative fees	8,216,473
Transfer agent	7,346,036
Custodian	588,169
Professional fees	586,771
Reports to shareholders	267,292
Trustees fees and expenses	208,021
Registration fees	94,141
Miscellaneous	176,320

Total expenses before offsets	47,062,525

Expense reductions	(1,571,213)

Net expenses	45,491,312

Net investment loss	(3,566,911)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	459,675,943
Net unrealized depreciation of investments	(106,987,301)

Net realized and unrealized gain	352,688,642

Net Increase in Net Assets Resulting from Operations	$349,121,731

The accompanying notes are an integral part of these financial statements.

16

Managers Special Equity Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($3,566,911)	($20,331,881)
Net realized gain on investments	459,675,943	370,099,739
Net unrealized depreciation of investments	(106,987,301)	(216,366,681)

Net increase in net assets resulting from operations	349,121,731	133,401,177

Distributions to Shareholders:
From net realized gain on investments:
Managers Class	(365,600,521)	(230,875,965)
Institutional Class	(80,218,690)	(39,895,773)

Total distributions to shareholders	(445,819,211)	(270,771,738)

From Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	497,790,367	698,310,169
Reinvestment of dividends and distributions	333,256,656	210,983,200
Cost of shares repurchased	(1,038,280,018)	(1,368,795,175)

Net decrease from capital share transactions	(207,232,995)	(459,501,806)

Institutional Class:
Proceeds from sale of shares	146,171,560	318,303,171
Reinvestment of dividends and distributions	70,000,901	34,758,890
Cost of shares repurchased	(143,399,760)	(100,347,591)

Net increase from capital share transactions	72,772,701	252,714,470

Net decrease from capital share transactions	(134,460,294)	(206,787,336)

Total decrease in net assets	(231,157,774)	(344,157,897)

Net Assets:
Beginning of year	3,344,854,811	3,689,012,708

End of year	$3,113,697,037	$3,344,854,811

End of year undistributed net investment income	$673,439	$1,227,593

Share Transactions:
Managers Class:
Sale of shares	5,448,864	7,901,047
Reinvested shares from dividends and distribution	4,027,757	2,423,708
Shares repurchased	(11,381,596)	(15,430,176)

Net decrease in shares	(1,904,975)	(5,105,421)

Institutional Class:
Sale of shares	1,591,644	3,552,228
Reinvested shares from dividends and distribution	840,044	397,790
Shares repurchased	(1,568,031)	(1,113,572)

Net increase in shares	863,657	2,836,446

The accompanying notes are an integral part of these financial statements.

17

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2006	2005	2004	2003	2002
Managers Class:
Net Asset Value, Beginning of Year	$86.78	$90.42	$78.48	$55.08	$70.59

Income from Investment Operations:
Net investment loss	(0.14)[5]	(0.54)[5]	(0.56)	(0.43)	(0.34)
Net realized and unrealized gain (loss) on investments	9.88	4.18	12.50	23.83	(15.17)

Total from investment operations	9.74	3.64	11.94	23.40	(15.51)

Less Distributions to Shareholders from:
Net realized gain on investments	(13.56)	(7.28)	—	—	—

Net Asset Value, End of Year	$82.96	$86.78	$90.42	$78.48	$55.08

Total Return [1]	11.28%	4.00%	15.18%	42.50%	(21.98)%
Ratio of net expenses to average net assets [1]	1.42%	1.40%	1.40%	1.43%	1.31%
Ratio of total expenses to average net assets [1,4]	1.47%	1.45%	1.45%	1.46%	1.32%
Ratio of net investment loss to average net assets	(0.15)%	(0.60)%	(0.69)%	(0.72)%	(0.56)%
Portfolio turnover	76%	80%	68%	64%	67%
Net assets at end of year (000’s omitted)	$2,551,703	$2,834,314	$3,415,003	$3,279,318	$2,020,821

	For the year ended December 31,		For the period* ended December 31, 2004
	2006	2005
Institutional Class:
Net Asset Value, Beginning of Period	$87.09	$90.56	$78.91

Income from Investment Operations:
Net investment income (loss)	0.10 [5]	(0.33)[5]	(0.21)
Net realized and unrealized gain on investments	9.93	4.14	11.86

Total from investment operations	10.03	3.81	11.65

Less Distributions to Shareholders from:
Net realized gain on investments	(13.56)	(7.28)	—

Net Asset Value, End of Period	$83.56	$87.09	$90.56

Total Return [1]	11.56%[6]	4.21%	14.75%[2]

Ratio of net expenses to average net assets [1]	1.18%	1.20%	1.20%[3]
Ratio of total expenses to average net assets [1]	1.23%[4]	1.25%[4]	1.26	%3-4
Ratio of net investment income (loss) to average net assets	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$561,994	$510,541	$274,010

*	Commencement of operations was May 3, 2004.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]	Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c to the Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.

[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

18

Managers Special Equity Fund

Notes to Financial Statements

December 31, 2006

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Special Equity Fund (the “Fund”).

Special Equity offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents interest in the same assets of Special Equity and the classes are identical except for class specific expenses related to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne indirectly by the shareholders of each class and the returns realized by such shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of Special Equity, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of Special Equity. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain securities such as preferred stocks are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, and various relationships between securities in determining value.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the year ended December 31, 2006, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios was as follows: $1,564,967 or 0.05%.

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is

19

Managers Special Equity Fund

Notes to Financial Statements (continued)

credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2006, the custodian expense was reduced $6,246 under this arrangement.

Managers Investment Group LLC (the “Investment Manager”) had agreed to waive a portion of its fee or reimburse expenses of Special Equity commensurate with the reduction in the fee paid to Essex Investment Management Company LLC (“Essex”) (subadvisor to Special Equity from December 19, 2003 to January 17, 2005), which was 0.10% of the average daily net assets of the portion of the Fund managed by Essex in excess of $100 million. From January 1, 2005 to January 17, 2005 the amount waived equaled $28,665. On January 18, 2005, Essex was replaced with Veredus Asset Management, and the Investment Manager discontinued waiving a portion of its fee.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	2006	2005
Distributions paid from:
Ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	$445,819,211	$270,771,738

	$445,819,211	$270,771,738

As a % of distributions paid:
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

As of December 31, 2006, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:
	2006
Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$76,560,415

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of December 31, 2006, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2006, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund: Managers Class shares - three collectively own 47%; Institutional Class shares - three collectively own 36%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager at the rate of 0.90% per annum.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager based on the relative net assets of such Funds. The Independent Chairman of the Trust receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional

20

Managers Special Equity Fund

Notes to Financial Statements (continued)

$2,000 per year. The “Trustee fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or MDI. Managers Distributors, Inc. (the “Distributor”) serves as the principal underwriter for the Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2006, were $2,321,815,181 and $3,037,351,919, respectively. There were no purchases or sales of U.S. Government securities.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

6.	Transactions with Affiliated Companies

An affiliated company is a company that is directly or indirectly controlled by a related party or a company in which a fund has ownership of at least 5% of the voting securities. Transactions during the year ended December 31, 2006, with companies which are or were affiliates are as follows:

7.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109) the “Interpretation”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

On December 22, 2006, the SEC indicated they had no objection if a fund implemented FIN 48 in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $462,193,400 of long-term capital gain for the taxable year ended December 31, 2006.

Affiliate	Purchase Cost	Sales Cost	Gain /Loss	Dividend Income	Market Value December 31, 2006	% Ownership of Affiliate
Scopus Video Networks, Ltd.	$690,968	—	—	—	$2,924,850	5.3%
Terayon Communications Systems, Inc.	336,583	$416,885	($1,313,142)	—	12,482,648	7.2%
Totals	$1,027,551	$416,885	($1,313,142)	—	$15,407,498	1.6%*
* As a percentage of the entire portfolio.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (hereafter referred to as the “Fund”), at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2007

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 33 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 33 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 33 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds,

Managers	Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 33 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989- 1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds,

Managers	Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2005- Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999- 2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Colin J. Dean, 3/6/77 • Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005- Present); Assistant Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2006-Present); Assistant Secretary, Skyline Funds (2006-Present); Associate, Dechert LLP (2002-2005).

Donald S. Rumery, 5/29/58 • Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000- Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000- Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997- 2004).

23

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, III

Edward J. Kaier

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

For Managers Choice Only

Managers

c/o PFPC, Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

(formerly known as Capital Appreciation)

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID-CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS) FIXED INCOME GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
Managers Value Fund	$21,753	$21,660
Essex Large Cap Growth Fund	$21,454	$23,280
Managers Small Company Fund	$14,660	$13,000
Managers Special Equity Fund	$38,267	$38,340
Managers International Equity Fund	$34,083	$32,460
Managers Emerging Markets Equity Fund	$21,485	$19,500
Managers Bond Fund	$30,989	$27,600
Managers Global Bond Fund	$27,274	$25,975
All Funds in the Managers Complex Audited by PwC	$723,732	$709,350

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
Managers Value Fund	$6,325	$5,750
Essex Large Cap Growth Fund	$6,600	$6,000
Managers Small Company Fund	$6,325	$5,750
Managers Special Equity Fund	$8,800	$8,000
Managers International Equity Fund	$8,800	$8,000
Managers Emerging Markets Equity Fund	$7,975	$7,250
Managers Bond Fund	$7,975	$7,250
Managers Global Bond Fund	$8,250	$7,500

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2006 and $0 for fiscal 2005, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$476,755	$839,245	$172,139	$0	$75,729

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	March 9, 2007

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date:	March 9, 2007